      As filed with the Securities and Exchange Commission on June 13, 2002


                                               1933 Act Registration No. 2-25469
                                              1940 Act Registration No. 811-1424


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                          -----
         Pre-Effective Amendment No.
                                      ----

         Post-Effective Amendment No.  73                                   X
                                      -----                               -----

                                     and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

         Amendment No.  73                                                  X
                       ------                                            ------


                        (Check appropriate box or boxes.)

                                AIM EQUITY FUNDS
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


                 11 Greenway Plaza, Suite 100, Houston, TX 77046
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Robert H. Graham

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
           ----------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


   Renee A. Friedli, Esquire                      Martha J. Hays, Esquire

    A I M Advisors, Inc.                  Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                  1735 Market Street, 51st Floor
 Houston, Texas  77046-1173               Philadelphia, Pennsylvania  19103-7599


Approximate Date of Proposed                   As soon as practicable after the
Public Offering:                               effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)


___ immediately upon filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1)

 X  75 days after filing pursuant to paragraph (a)(2)

___ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION--DATED JUNE 13, 2002

      AIM BASIC VALUE II FUND
      --------------------------------------------------------------------------

      AIM Basic Value II Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      AUGUST 30, 2002

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                            -----------------------
                            AIM BASIC VALUE II FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------

Fee Table                                            2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------

The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    3
------------------------------------------------------

Sales Charges                                        3

Dividends and Distributions                          3

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-7

Pricing of Shares                                  A-9

Taxes                                              A-9

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM BASIC VALUE II FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing primarily in securities of companies that offer potential for capital growth. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. The fund invests without regard to market capitalization. Under normal conditions, the top ten holdings may comprise at least a third up to 40% of the fund's total assets.

    The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or cash equivalents. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM BASIC VALUE II FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)             None(1)    5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                      0.75%      0.75%      0.75%

Distribution and/or Service (12b-1) Fees(3)          0.35       1.00       1.00

Other Expenses(4)                                    9.24       9.24       9.24

Total Annual Fund Operating Expenses(5)             10.34      10.99      10.99
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) The distributor has agreed to waive 0.35%, 1.00% and 1.00% of Rule 12b-1 distribution plan fees on Class A, Class B and Class C shares, respectively.
(4) Other Expenses are based on estimated amounts for the current fiscal year.
(5) The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.75% (e.g. if AIM waives 8.24% of Class A expenses, AIM will also waive 8.24% of Class B and Class C expenses). Total Annual Fund Operating Expenses for Class A, Class B and Class C net of the above agreements are 1.75%, 1.75% and 1.75%, respectively.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR        3 YEARS
------------------------------------------------------------------------------
Class A                                                  $1,501        $3,253
Class B                                                   1,566         3,311
Class C                                                   1,166         3,011
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                         1 YEAR        3 YEARS
------------------------------------------------------------------------------
Class A                                                  $1,501        $3,253
Class B                                                   1,066         3,011
Class C                                                   1,066         3,011
------------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC VALUE II FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $1 billion of the average daily net assets, 0.70% over $1 billion to and including $2 billion of the average daily net assets and 0.65% of the average daily net assets over $2 billion.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was portfolio manager for American Indemnity Company.

- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager for Van Kampen American Capital Asset Management, Inc.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Value II Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A                     CLASS B                     CLASS C                     CLASS R
--------------------------------------------------------------------------------------------------------------
- Initial sales charge      - No initial sales charge   - No initial sales charge   - No initial sales charge

- Reduced or waived         - Contingent deferred       - Contingent deferred       - Generally, no contingent
  initial sales charge for    sales charge on             sales charge on             deferred sales charge(1)
  certain purchases(1,2)      redemptions within six      redemptions within one
                              years                       year(2,4)

- Generally, lower          - 12b-1 fee of 1.00%        - 12b-1 fee of 1.00%        - 12b-1 fee of 0.50%
  distribution and service
  (12b-1) fee than Class
  B, Class C or Class R
  shares (See "Fee Table
  and Expense Example")

                            - Converts to Class A       - Does not convert to       - Does not convert to
                              shares at the end of the    Class A shares              Class A shares
                              month which is eight
                              years after the date on
                              which shares were
                              purchased along with a
                              pro rata portion of its
                              reinvested dividends and
                              distributions(3)

- Generally more            - Purchase orders limited   - Generally more            - Generally, only
  appropriate for             to amounts less than        appropriate for short-term  available to section 401
  long-term investors         $250,000                    investors                   and 457 plans, section
                                                                                      403 plans sponsored by a
                                                                                      section 501(c)(3)
                                                                                      organization and IRA
                                                                                      rollovers from such
                                                                                      plans if an AIM Fund was
                                                                                      offered

Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (3) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (4) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

                                       A-1                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund):

YEAR SINCE                           CLASS     CLASS
PURCHASE MADE                          B         C
-----------------------------------------------------
First                                   5%      1  %
Second                                  4     None
Third                                   3     None
Fourth                                  3     None
Fifth                                   2     None
Sixth                                   1     None
Seventh and following                None     None
-----------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

MCF--5/02                              A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $ 0 ($25 per AIM Fund investment for              $25
plans, 401(k) plans, Simplified Employee Pension       salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)              Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

                                       A-3                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

MCF--5/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15,
2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund
  Category    - Class A shares of
  III Fund      AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

                                      A- 5                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

MCF--5/02                              A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                       A-7                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares; or

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

MCF--5/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.


TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be added to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under
                                       A-9                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--5/02                             A-10

                            -----------------------
                            AIM BASIC VALUE II FUND
                            -----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Basic Value II Fund
 SEC 1940 Act file number: 811-1424
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   [BV2-PRO-1]  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION--DATED JUNE 13, 2002

      AIM U.S. GROWTH FUND
      --------------------------------------------------------------------------

      AIM U.S. Growth Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      AUGUST 30, 2002

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                             ----------------------
                              AIM U.S. GROWTH FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------

Fee Table                                            2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------

The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    3
------------------------------------------------------

Sales Charges                                        3

Dividends and Distributions                          3

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-7

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                              AIM U.S. GROWTH FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing, normally, at least 80% of its net assets in securities of core growth stocks of market-leading U.S. companies that have experienced above-average, long-term growth in earnings, long-term earnings consistency and have excellent prospects for future growth. The fund defines U.S. companies as those (1) organized under the laws of the U.S. or have a principal office in the U.S. or (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in the U.S. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization. The fund may also invest up to 20% of its net assets in foreign securities.

    In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or cash equivalents. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                              AIM U.S. GROWTH FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------
(fees paid directly from
your investment)                                  CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                5.50%     None      None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price or redemption proceeds,
whichever is less)                                None(1)    5.00%     1.00%
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                 CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------
Management Fees                                     0.75%     0.75%      0.75%

Distribution and/or Service (12b-1) Fees(3)         0.35      1.00       1.00

Other Expenses(4)                                   9.24      9.24       9.24

Total Annual Fund Operating Expenses(5)            10.34     10.99      10.99
-----------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) The distributor has agreed to waive 0.35%, 1.00% and 1.00% of Rule 12b-1 distribution plan fees on Class A, Class B and Class C, respectively.
(4)  Other Expenses are based on estimated amounts for the current fiscal year.
(5) The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.75% (e.g. if AIM waives 8.24% of Class A expenses, AIM will also waive 8.24% of Class B and Class C expenses). Total Annual Fund Operating Expenses for Class A, Class B and Class C net of the above agreements are 1.75%, 1.75% and 1.75%, respectively.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

ASSUMING REDEMPTION:                                     1 YEAR        3 YEARS
------------------------------------------------------------------------------
Class A                                                  $1,501        $3,253
Class B                                                   1,566         3,311
Class C                                                   1,166         3,011
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

ASSUMING NO REDEMPTION:                                  1 YEAR        3 YEARS
------------------------------------------------------------------------------
Class A                                                  $1,501        $3,253
Class B                                                   1,066         3,011
Class C                                                   1,066         3,011
------------------------------------------------------------------------------

                             ----------------------
                              AIM U.S. GROWTH FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $1 billion of the average daily net assets, 0.70% over $1 billion to and including $2 billion of the average daily net assets and 0.65% of the average daily net assets over $2 billion.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1989.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM U.S. Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A                     CLASS B                     CLASS C                     CLASS R
--------------------------------------------------------------------------------------------------------------
- Initial sales charge      - No initial sales charge   - No initial sales charge   - No initial sales charge

- Reduced or waived         - Contingent deferred       - Contingent deferred       - Generally, no contingent
  initial sales charge for    sales charge on             sales charge on             deferred sales charge(1)
  certain purchases(1,2)      redemptions within six      redemptions within one
                              years                       year(2,4)

- Generally, lower          - 12b-1 fee of 1.00%        - 12b-1 fee of 1.00%        - 12b-1 fee of 0.50%
  distribution and service
  (12b-1) fee than Class
  B, Class C or Class R
  shares (See "Fee Table
  and Expense Example")

                            - Converts to Class A       - Does not convert to       - Does not convert to
                              shares at the end of the    Class A shares              Class A shares
                              month which is eight
                              years after the date on
                              which shares were
                              purchased along with a
                              pro rata portion of its
                              reinvested dividends and
                              distributions(3)

- Generally more            - Purchase orders limited   - Generally more            - Generally, only
  appropriate for             to amounts less than        appropriate for short-term  available to section 401
  long-term investors         $250,000                    investors                   and 457 plans, section
                                                                                      403 plans sponsored by a
                                                                                      section 501(c)(3)
                                                                                      organization and IRA
                                                                                      rollovers from such
                                                                                      plans if an AIM Fund was
                                                                                      offered

Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (3) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (4) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

                                       A-1                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund):

YEAR SINCE                           CLASS     CLASS
PURCHASE MADE                          B         C
-----------------------------------------------------
First                                   5%      1  %
Second                                  4     None
Third                                   3     None
Fourth                                  3     None
Fifth                                   2     None
Sixth                                   1     None
Seventh and following                None     None
-----------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

MCF--5/02                              A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $ 0 ($25 per AIM Fund investment for              $25
plans, 401(k) plans, Simplified Employee Pension       salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)              Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

                                       A-3                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

MCF--5/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15,
2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund
  Category    - Class A shares of
  III Fund      AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

                                      A- 5                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

MCF--5/02                              A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                       A-7                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares; or

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

MCF--5/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.


TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be added to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under
                                       A-9                             MCF--5/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--5/02                             A-10

                             ----------------------
                              AIM U.S. GROWTH FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM U.S. Growth Fund
 SEC 1940 Act file number: 811-1424
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   [USG-PRO-1]  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                   SUBJECT TO COMPLETION - DATED JUNE 13, 2002



                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM EQUITY FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ---------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B,
CLASS C AND CLASS R SHARES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM EQUITY FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED AUGUST 30, 2002, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF THE FOLLOWING PROSPECTUSES:


                       FUND                               DATED
                       ----                               -----
             AIM CORE STRATEGIES FUND                  MARCH 1, 2002
         AIM DENT DEMOGRAPHIC TRENDS FUND              MARCH 1, 2002
             AIM EMERGING GROWTH FUND                  MARCH 1, 2002
          AIM LARGE CAP CORE EQUITY FUND               MARCH 1, 2002


THIS STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 30, 2002, RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUSES:


                       FUND                               DATED
                       ----                               -----
           AIM AGGRESSIVE GROWTH FUND                  JUNE 3, 2002
               AIM BLUE CHIP FUND                      JUNE 3, 2002
          AIM CAPITAL DEVELOPMENT FUND                 JUNE 3, 2002
                AIM CHARTER FUND                       JUNE 3, 2002
             AIM CONSTELLATION FUND                    JUNE 3, 2002
         AIM LARGE CAP BASIC VALUE FUND                JUNE 3, 2002
           AIM LARGE CAP GROWTH FUND                   JUNE 3, 2002
            AIM MID CAP GROWTH FUND                    JUNE 3, 2002
              AIM WEINGARTEN FUND                      JUNE 3, 2002


THIS STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 30, 2002, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF THE FOLLOWING:



                       FUND                               DATED
                       ----                               -----
         AIM BASIC VALUE II FUND                       AUGUST 30, 2002
           AIM U.S. GROWTH FUND                        AUGUST 30, 2002

                                AIM EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................3
         Classification...........................................................................................3
         Investment Strategies and Risks..........................................................................3
                  Equity Investments..............................................................................8
                  Foreign Investments.............................................................................8
                  Debt Investments...............................................................................10
                  Other Investments..............................................................................12
                  Investment Techniques..........................................................................12
                  Derivatives....................................................................................17
                  Additional Securities or Investment Techniques.................................................22
         Fund Policies...........................................................................................23
         Temporary Defensive Positions...........................................................................26
         Portfolio Turnover......................................................................................26

MANAGEMENT OF THE TRUST..........................................................................................26
         Board of Trustees.......................................................................................26
         Management Information..................................................................................26
                  Trustee Ownership of Fund Shares...............................................................27
                  Factors Considered in Approving the Investment Advisory Agreement..............................27
         Compensation............................................................................................28
                  Retirement Plan For Trustees...................................................................28
                  Deferred Compensation Agreements...............................................................29
                  Purchase of Class A Shares of the Funds at Net Asset Value.....................................29
         Codes of Ethics.........................................................................................29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................30

INVESTMENT ADVISORY AND OTHER SERVICES ..........................................................................30
         Investment Sub-Advisor..................................................................................32
         Service Agreements......................................................................................33
         Other Service Providers.................................................................................33

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................34
         Brokerage Transactions..................................................................................34
         Commissions.............................................................................................34
         Brokerage Selection.....................................................................................34
         Directed Brokerage (Research Services)..................................................................35
         Regular Brokers or Dealers..............................................................................36
         Allocation of Portfolio Transactions....................................................................36
         Allocation of Equity Offering Transactions..............................................................36

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................37
         Purchase and Redemption of Shares.......................................................................37
         Offering Price..........................................................................................52
         Redemption In Kind......................................................................................54
         Backup Withholding......................................................................................54

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................55

                                                                                                               PAGE
         Dividends and Distributions.............................................................................55
         Tax Matters.............................................................................................55

DISTRIBUTION OF SECURITIES.......................................................................................62
         Distribution Plans......................................................................................62
         Distributor.............................................................................................64

CALCULATION OF PERFORMANCE DATA..................................................................................65

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................D-1

MANAGEMENT FEES.................................................................................................E-1

ADMINISTRATIVE SERVICES FEES....................................................................................F-1

BROKERAGE COMMISSIONS...........................................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF

REGULAR BROKERS OR DEALERS......................................................................................H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................J-1

TOTAL SALES CHARGES.............................................................................................K-1

PERFORMANCE DATA................................................................................................L-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Equity Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of fifteen separate portfolios: AIM Aggressive Growth Fund, AIM Basic Value II Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Core Strategies Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Core Equity Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM U.S. Growth Fund and AIM Weingarten Fund (each a "Fund" and collectively, the "Funds"). Under an Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized on May 19, 1988 as a Maryland corporation. The Trust reorganized as a Delaware business trust on June 21, 2000. The following Funds were included in the reorganization: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund. All historical and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM Basic Value II Fund, AIM U.S. Growth Fund, AIM Core Strategies Fund and AIM Large Cap Core Equity Fund commenced operations as series of the Trust.


SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund and AIM Mid Cap Growth Fund offer four separate classes of shares:
Class A shares, Class B shares, Class C shares and Class R shares. AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund offer five separate classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. This Statement of Additional Information relates solely to the Class A, Class B, Class C and, if applicable, Class R shares of the Funds. The Institutional Class shares of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund are intended for use by certain eligible institutional investors. Shares of the Institutional Class of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation

Fund and AIM Weingarten Fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations, defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization), and platform sponsors with which A I M Distributors, Inc. has entered into an agreement.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan. Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds other than AIM Emerging Growth Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM EQUITY FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                                                                                               AIM
   FUND                           AIM                                                                   AIM                   LARGE
----------             AIM       BASIC    AIM        AIM                                   AIM          DENT         AIM       CAP
SECURITY/           AGGRESSIVE   VALUE   BLUE     CAPITAL       AIM          AIM          CORE       DEMOGRAPHIC   EMERGING   BASIC
INVESTMENT           GROWTH        II    CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   STRATEGIES     TRENDS       GROWTH    VALUE
TECHNIQUE             FUND        FUND   FUND       FUND        FUND        FUND           FUND         FUND         FUND      FUND
-----------------   ----------   -----   ----   -----------   -------   -------------   ----------   -----------   --------   -----
-----------------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock            X          X       X         X           X            X              X            X            X        X

Preferred Stock         X          X       X         X           X            X              X            X            X        X

Convertible
Securities              X          X       X         X           X            X              X            X            X        X

Alternative
Entity
Securities              X          X       X         X           X            X              X            X            X        X

-----------------------------------------------------------------------------------------------------------------------------------
                                                               FOREIGN INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

Foreign
Securities              X          X       X         X           X            X              X            X            X        X

Foreign
Government
Obligations

Foreign
Exchange
Transactions            X          X       X         X           X            X              X            X            X        X

-----------------------------------------------------------------------------------------------------------------------------------
                                                         DEBT INVESTMENTS FOR EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Government
Obligations             X          X       X         X           X            X              X            X            X        X

Mortgage-Backed
and
Asset-Backed
Securities

Other Debt
Obligations

Liquid Assets           X          X       X         X           X            X              X            X            X        X

Investment
Grade Corporate
Debt Obligations        X          X       X         X           X            X              X            X            X        X

Junk Bonds

                     AIM
   FUND             LARGE      AIM      AIM
----------           CAP      LARGE     MID     AIM
SECURITY/            CORE      CAP      CAP     U.S.        AIM
INVESTMENT          EQUITY   GROWTH   GROWTH   GROWTH   WEINGARTEN
TECHNIQUE            FUND     FUND     FUND     FUND       FUND
-----------------   ------   ------   ------   ------   ----------
------------------------------------------------------------------
                       EQUITY INVESTMENTS
------------------------------------------------------------------

Common Stock           X        X       X         X         X

Preferred Stock        X        X       X         X         X

Convertible
Securities             X        X       X         X         X

Alternative
Entity
Securities             X        X       X         X         X

------------------------------------------------------------------
                       FOREIGN INVESTMENTS
------------------------------------------------------------------

Foreign
Securities             X        X       X         X         X

Foreign
Government
Obligations

Foreign
Exchange
Transactions           X        X       X         X         X

------------------------------------------------------------------
                  DEBT INVESTMENTS FOR EQUITY FUNDS
------------------------------------------------------------------

U.S. Government
Obligations            X        X       X         X         X

Mortgage-Backed
and
Asset-Backed
Securities

Other Debt
Obligations

Liquid Assets          X        X       X         X         X

Investment
Grade Corporate
Debt Obligations       X        X       X         X         X

Junk Bonds

                                AIM EQUITY FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                                               AIM
   FUND                           AIM                                                                   AIM                   LARGE
----------             AIM       BASIC    AIM        AIM                                   AIM          DENT         AIM       CAP
SECURITY/           AGGRESSIVE   VALUE   BLUE     CAPITAL       AIM          AIM          CORE       DEMOGRAPHIC   EMERGING   BASIC
INVESTMENT           GROWTH        II    CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   STRATEGIES     TRENDS       GROWTH    VALUE
TECHNIQUE             FUND        FUND   FUND       FUND        FUND        FUND           FUND         FUND         FUND      FUND
-----------------   ----------   -----   ----   -----------   -------   -------------   ----------   -----------   --------   -----
-----------------------------------------------------------------------------------------------------------------------------------
                                                                OTHER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
REITs                   X          X       X         X           X            X              X            X            X        X

Other Investment
Companies               X          X       X         X           X            X              X            X            X        X

Defaulted
Securities

Municipal
Forward
Contracts

Variable or
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
Delayed
Delivery
Transactions            X          X       X         X           X            X              X            X            X        X

When-Issued
Securities              X          X       X         X           X            X              X            X            X        X

Short Sales             X          X       X         X           X            X              X            X            X        X

Margin
Transactions

Swap Agreements         X          X       X         X           X            X              X            X            X        X

Interfund Loans         X          X       X         X           X            X              X            X            X        X

Borrowing               X          X       X         X           X            X              X            X            X        X

Lending
Portfolio
Securities              X          X       X         X           X            X              X            X            X        X

                     AIM
   FUND             LARGE      AIM      AIM
----------           CAP      LARGE     MID     AIM
SECURITY/            CORE      CAP      CAP     U.S.        AIM
INVESTMENT          EQUITY   GROWTH   GROWTH   GROWTH   WEINGARTEN
TECHNIQUE            FUND     FUND     FUND     FUND       FUND
-----------------   ------   ------   ------   ------   ----------
------------------------------------------------------------------
                         OTHER INVESTMENTS
------------------------------------------------------------------
REITs                  X        X       X         X         X

Other Investment
Companies              X        X       X         X         X

Defaulted
Securities

Municipal
Forward
Contracts

Variable or
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

------------------------------------------------------------------
                       INVESTMENT TECHNIQUES
------------------------------------------------------------------

Delayed
Delivery
Transactions           X        X       X         X         X

When-Issued
Securities             X        X       X         X         X

Short Sales            X        X       X         X         X

Margin
Transactions

Swap Agreements        X        X       X         X         X

Interfund Loans        X        X       X         X         X

Borrowing              X        X       X         X         X

Lending
Portfolio
Securities             X        X       X         X         X

                                AIM EQUITY FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                                               AIM
   FUND                           AIM                                                                   AIM                   LARGE
----------             AIM       BASIC    AIM        AIM                                   AIM          DENT         AIM       CAP
SECURITY/           AGGRESSIVE   VALUE   BLUE     CAPITAL       AIM          AIM          CORE       DEMOGRAPHIC   EMERGING   BASIC
INVESTMENT           GROWTH        II    CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   STRATEGIES     TRENDS       GROWTH    VALUE
TECHNIQUE             FUND        FUND   FUND       FUND        FUND        FUND           FUND         FUND         FUND      FUND
-----------------   ----------   -----   ----   -----------   -------   -------------   ----------   -----------   --------   -----

Repurchase
Agreements              X          X       X         X           X            X              X            X            X        X

Reverse
Repurchase
Agreements                                                       X                           X            X            X        X

Dollar Rolls                       X

Illiquid
Securities              X          X       X         X           X            X              X            X            X        X

Rule 144A
Securities              X          X       X         X           X            X              X            X            X        X

Unseasoned
Issuers                                                          X                           X            X            X        X

Sale of Money
Market
Securities

Standby
Commitments

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------------

Equity-Linked
Derivatives             X          X       X         X           X            X              X            X            X        X

Put Options             X          X       X         X           X            X              X            X            X        X

Call Options            X          X       X         X           X            X              X            X            X        X

Straddles               X          X       X         X           X            X              X            X            X        X

Warrants                X          X       X         X           X            X              X            X            X        X

Futures
Contracts and
Options on
Futures
Contracts               X          X       X         X           X            X              X            X            X        X

Forward
Currency
Contracts               X          X       X         X           X            X              X            X            X        X

Cover                   X          X       X         X           X            X              X            X            X        X

                     AIM
   FUND             LARGE      AIM      AIM
----------           CAP      LARGE     MID     AIM
SECURITY/            CORE      CAP      CAP     U.S.        AIM
INVESTMENT          EQUITY   GROWTH   GROWTH   GROWTH   WEINGARTEN
TECHNIQUE            FUND     FUND     FUND     FUND       FUND
-----------------   ------   ------   ------   ------   ----------
------------------------------------------------------------------
Repurchase
Agreements             X        X       X         X         X

Reverse
Repurchase
Agreements                              X

Dollar Rolls

Illiquid
Securities             X        X       X         X         X

Rule 144A
Securities             X        X       X         X         X

Unseasoned
Issuers                                 X         X

Sale of Money
Market
Securities

Standby
Commitments

------------------------------------------------------------------
                        DERIVATIVES
------------------------------------------------------------------

Equity-Linked
Derivatives            X        X       X         X         X

Put Options            X        X       X         X         X

Call Options           X        X       X         X         X

Straddles              X        X       X         X         X

Warrants               X        X       X         X         X

Futures
Contracts and
Options on
Futures
Contracts              X        X       X         X         X

Forward
Currency
Contracts              X        X       X         X         X

Cover                  X        X       X         X         X

                                AIM EQUITY FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                                                                               AIM
   FUND                           AIM                                                                   AIM                   LARGE
----------             AIM       BASIC    AIM        AIM                                   AIM          DENT         AIM       CAP
SECURITY/           AGGRESSIVE   VALUE   BLUE     CAPITAL       AIM          AIM          CORE       DEMOGRAPHIC   EMERGING   BASIC
INVESTMENT           GROWTH        II    CHIP   DEVELOPMENT   CHARTER   CONSTELLATION   STRATEGIES     TRENDS       GROWTH    VALUE
TECHNIQUE             FUND        FUND   FUND       FUND        FUND        FUND           FUND         FUND         FUND      FUND
-----------------   ----------   -----   ----   -----------   -------   -------------   ----------   -----------   --------   -----
-----------------------------------------------------------------------------------------------------------------------------------
                                        ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
Special                                                                       X
Situations

Privatizations                    X

Commercial Bank                   X
Obligations

                     AIM
   FUND             LARGE      AIM      AIM
----------           CAP      LARGE     MID     AIM
SECURITY/            CORE      CAP      CAP     U.S.        AIM
INVESTMENT          EQUITY   GROWTH   GROWTH   GROWTH   WEINGARTEN
TECHNIQUE            FUND     FUND     FUND     FUND       FUND
-----------------   ------   ------   ------   ------   ----------
------------------------------------------------------------------
        ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
------------------------------------------------------------------
Special
Situations

Privatizations

Commercial Bank
Obligations

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.


         Each Fund may invest up to 25% of its total assets in foreign securities, except that each of AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund may invest up to 20% of its total assets in foreign securities, and AIM U.S. Growth Fund may invest up to 20% of its net assets in foreign securities.


         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002. The replacement of currencies with the euro may cause market disruptions and adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. The AIM Dent Demographic Trends Fund may invest up to 10% of its total assets in securities of companies domiciled in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract.

Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.



         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage

Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.



         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



         If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.



         OTHER DEBT OBLIGATIONS. AIM U.S. Growth Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Fund will purchase only investment grade corporate debt securities.


         LIQUID ASSETS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash or the following liquid assets: money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations). For cash management purposes, the Funds may also hold a portion of their assets in cash or such liquid assets.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques


         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.


         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         AIM Charter Fund may enter into repurchase agreements (at any time up to 50% of its total net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the

Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.


         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.



         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to write (sell) the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

         STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. AIM Constellation Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than in ordinary investment securities.


         PRIVATIZATIONS. AIM Basic Value II Fund may invest in privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intend to invest in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.



         COMMERCIAL BANK OBLIGATIONS. For the purpose of AIM Basic Value II Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.


FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that AIM Emerging Growth Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Emerging Growth Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than AIM Constellation Fund, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Constellation Fund may not purchase additional securities when any borrowings from an AIM Advised Fund are outstanding. Each other Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.


         ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:



         (1) AIM Blue Chip Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of blue chip companies.



         (2) AIM Mid Cap Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-cap companies.



         (3) AIM Large Cap Basic Value Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap companies that offer potential for capital growth, and may offer potential for current income.



         (4) AIM Large Cap Growth Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap companies.



         (5) AIM Large Cap Core Equity Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of large-cap companies.



         (6) AIM U.S. Growth Fund normally invests at least 80% of its net assets, plus the amount of borrowings in securities of core growth stocks of market-leading U.S. companies.



         (7) As an additional non-fundamental policy, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Core Strategies Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Core Equity Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM U.S. Growth Fund, and AIM Weingarten Fund, will provide notice to shareholders prior to any change in each Fund's non-fundamental policy noted above in accordance with the 1940 Act Laws, Interpretations and Exemptions.



         (8) The amount AIM Constellation Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Constellation Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Constellation Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Constellation Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Constellation Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by AIM Constellation Fund, the net asset value of AIM Constellation Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."


TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Funds may not achieve their investment objectives.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of AIM Dent Demographic Trends Fund and AIM Weingarten Fund increased significantly from the fiscal year ended October 31, 2000 to the fiscal year ended October 31, 2001 because of the economic downturn, and the efforts to reposition the Funds into areas of the market that would respond favorably to a recovering economy. The portfolio turnover rate for AIM Large Cap Basic Value Fund decreased significantly from the fiscal year ended October 31, 2000 to the fiscal year ended October 31, 2001 because the Fund's stock holdings proved to be good long-term holdings, and the portfolio managers used the Fund's significant asset growth to tax-efficiently reduce positions. AIM Charter Fund anticipates an increase in its portfolio turnover rate for the fiscal year ending October 31, 2002. The management team of AIM Charter Fund changed effective January 24, 2002, and the new portfolio managers engaged in extensive trading in order to reposition the Fund's holdings. To the extent possible, the Fund exchanged securities with other AIM Funds without paying brokerage commissions, in accordance with Rule 17a-7 under the 1940 Act.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for:
(i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management. During the fiscal year ended October 31, 2001, the Audit Committee held nine meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2001, the Investments Committee held six meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2001, the Valuation Committee held no meetings.


         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees. During the fiscal year ended October 31, 2001, the Committee on Directors/Trustees held seven meetings.


         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM was re-approved for each Fund other than AIM Basic Value II Fund and AIM U.S. Growth Fund by the Trust's Board at a meeting held on May 14-15, 2002, and was initially approved for AIM Basic Value II Fund and AIM U.S. Growth Fund by Trust's Board at a meeting held on June 11-12, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust, A I M Distributors, Inc. ("AIM Distributors") and A I M Capital Management, Inc. (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 150 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to each Fund, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by each Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

          FUND NAME                            NET ASSETS           ANNUAL RATE
          ---------                            ----------           -----------
AIM Aggressive Growth Fund            First $150 million                0.80%
                                      Amount over $150 million         0.625%

AIM Blue Chip Fund*                   First $350 million                0.75%
                                      Amount over $350 million         0.625%

          FUND NAME                            NET ASSETS           ANNUAL RATE
          ---------                            ----------           -----------
AIM Capital Development Fund          First $350 million                0.75%
                                      Amount over $350 million         0.625%

AIM Charter Fund*                     First $30 million                 1.00%

AIM Constellation Fund*               Next $120 million                 0.75%
                                      Amount over $150 million         0.625%

AIM Basic Value II Fund               First $1 billion                  0.75%

AIM U.S. Growth Fund                  Next $1 billion                   0.70%
                                      Amount over $2 billion            0.65%

AIM Core Strategies Fund              First $1 billion                  0.75%

AIM Large Cap Core Equity Fund        Next $1 billion                   0.70%
                                      Amount over $2 billion           0.625%

AIM Dent Demographic Trends Fund      First $2 billion                  0.85%
                                      Amount over $2 billion            0.80%

AIM Emerging Growth Fund              First $1 billion                  0.85%
                                      Amount over $1 billion            0.80%

AIM Large Cap Basic Value Fund        First $1 billion                  0.60%
                                      Next $1 billion                  0.575%
                                      Amount over $2 billion            0.55%

AIM Large Cap Growth Fund             First $1 billion                  0.75%
                                      Next $1 billion                   0.70%
                                      Amount over $2 billion           0.625%

AIM Mid Cap Growth Fund               First $1 billion                  0.80%
                                      Amount over $1 billion            0.75%

AIM Weingarten Fund*                  First $30 million                 1.00%
                                      Next $320 million                 0.75%
                                      Amount over $350 million         0.625%


* See currently effective fee disclosure below.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees payable by AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

         AIM has contractually agreed, effective July 1, 2001, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Large Cap Basic Value Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 2.00% (e.g., if AIM waives 0.37% of Class A expenses, AIM will also waive 0.37% of Class B and Class C expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

         AIM has entered into Master Sub-Advisory contracts with A I M Capital Management, Inc. ("AIM Capital") to provide investment sub-advisory services to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. AIM Capital is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AIM Capital is a wholly owned subsidiary of AIM.

         For the services to be rendered by AIM Capital, Inc. under its Master Sub-Advisory Contracts, the Advisor will pay to AIM Capital a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.50% of the Advisor's compensation of the sub-advised assets per year, for each of the AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund.

         AIM has entered into a Mater Sub-Advisory Agreement with H.S. Dent Advisors, Inc. ("Dent Advisors") to provide investment sub-advisory services to AIM Dent Demographic Trends Fund. Dent Advisors is registered as an investment advisor under the Advisers Act. The Fund is managed by investment managers who utilize Dent Advisors' research and analysis regarding economic and demographic trends.

         For the services to be rendered by Dent Advisors under its Master Sub-Advisory Contract, the Advisor will pay to Dent Advisors a fee which will be computed daily and paid as of the last day of each month on the basis of the AIM Dent Demographic Trends Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.13% of the first $1 billion of AIM Dent Demographic Trends Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix E.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix F.


OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix G.


COMMISSIONS


         During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are

"reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2001 are found in Appendix H.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2001 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity security distributions that are available in an equity "offering", which AIM defines as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in public equity) and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for offerings for all AIM Funds and accounts participating in purchase transactions for that offering, and to allocate such transactions in accordance with the following procedures:


         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES



PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund



         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



         Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS



AIM Aggressive Growth Fund                     AIM Large Cap Core Equity Fund
AIM Asia Pacific Growth Fund                   AIM Large Cap Growth Fund
AIM Basic Value Fund                           AIM Mid Cap Basic Value Fund
AIM Basic Value II Fund                        AIM Mid Cap Core Equity Fund
AIM Blue Chip Fund                             AIM Mid Cap Growth Fund
AIM Capital Development Fund                   AIM New Technology Fund
AIM Charter Fund                               AIM  Opportunities I Fund
AIM Constellation Fund                         AIM  Opportunities II Fund
AIM Core Strategies Fund                       AIM  Opportunities III Fund
AIM Dent Demographic Trends Fund               AIM Select Equity Fund
AIM Emerging Growth Fund                       AIM Small Cap Equity Fund
AIM European Growth Fund                       AIM Small Cap Growth Fund
AIM European Small Company Fund                AIM U.S. Growth Fund
AIM Euroland Growth Fund                       AIM Premier Equity Fund
AIM Global Utilities Fund                      AIM Premier Equity II Fund
AIM Global Biotech Fund                        AIM Weingarten Fund
AIM International Emerging Growth Fund         AIM Worldwide Spectrum Fund
AIM International Growth Fund
AIM International Core Equity Fund
AIM Large Cap Basic Value Fund

                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                              -------------------------    -------------
                                                  As a          As a           As a
                                               Percentage    Percentage      Percentage
                                              of the Public  of the Net    of the Public
              Amount of Investment in           Offering       Amount        Offering
               Single Transaction(1)             Price       Invested          Price
              -----------------------         -------------  ----------    --------------
                     Less than $   25,000         5.50%         5.82%          4.75%
        $ 25,000 but less than $   50,000         5.25          5.54           4.50
        $ 50,000 but less than $  100,000         4.75          4.99           4.00
        $100,000 but less than $  250,000         3.75          3.90           3.00
        $250,000 but less than $  500,000         3.00          3.09           2.50
        $500,000 but less than $1,000,000         2.00          2.04           1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.



CATEGORY II FUNDS



AIM Balanced Fund                              AIM Global Trends Fund
AIM Basic Balanced Fund                        AIM High Income Municipal Fund
AIM Developing Markets Fund                    AIM High Yield Fund
AIM Global Aggressive Growth Fund              AIM High Yield Fund II
AIM Global Energy Fund                         AIM Income Fund
AIM Global Financial Services Fund             AIM Intermediate Government Fund
AIM Global Growth Fund                         AIM Municipal Bond Fund
AIM Global Health Care Fund                    AIM Real Estate Fund
AIM Global Income Fund                         AIM Short Term Bond Fund
AIM Global Infrastructure Fund                 AIM Strategic Income Fund
AIM Global Science and                         AIM Total Return Bond Fund
    Technology Fund



                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                              -------------------------    -------------
                                                  As a          As a           As a
                                               Percentage    Percentage      Percentage
                                              of the Public  of the Net    of the Public
              Amount of Investment in           Offering       Amount        Offering
               Single Transaction                Price       Invested          Price
              -----------------------         -------------  ----------    --------------
                     Less than $   50,000         4.75%         4.99%          4.00%
        $ 50,000 but less than $  100,000         4.00          4.17           3.25
        $100,000 but less than $  250,000         3.75          3.90           3.00
        $250,000 but less than $  500,000         2.50          2.56           2.00
        $500,000 but less than $1,000,000         2.00          2.04           1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                              -------------------------    -------------
                                                  As a          As a           As a
                                               Percentage    Percentage      Percentage
                                              of the Public  of the Net    of the Public
              Amount of Investment in           Offering       Amount        Offering
               Single Transaction                Price       Invested          Price
              -----------------------         -------------  ----------    --------------
                     Less than $  100,000         1.00%         1.01%          0.75%
        $100,000 but less than $  250,000         0.75          0.76           0.50
        $250,000 but less than $1,000,000         0.50          0.50           0.40


         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record:

                            PERCENT OF SUCH PURCHASES

                     1% of the first $2 million

                     plus 0.80% of the next $1 million

                     plus 0.50% of the next $17 million

                     plus 0.25% of amounts in excess of $20 million

         For Large Purchases of Class A shares of Category III Funds, AIM Distributors may make the following payments to dealers of record:


         Up to 0.25% of purchases of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund


         If an investor makes a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares and a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange.

         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES

                     1% of the first $2 million

                     plus  0.80% of the next $1 million

                     plus 0.50% of the next $17 million

                     plus 0.25% of amounts in excess of $20 million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children)

         o any trust established exclusively for the benefit of an individual

         o a pension, profit-sharing, or other retirement plan established exclusively for the benefit of an individual, such as:

              a.   an IRA

              b.   a Roth IRA

              c.   a single-participant money-purchase/profit-sharing plan

              d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below)

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

              a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

              b. each transmittal must be accompanied by a single check or wire transfer; and

              c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS

         o Linked Employee Plans where the employer has notified AIM Distributors in writing that all of its related employee accounts should be linked, such as:

              a.   Simplified Employee Pension (SEP) Plans

              b. Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

              c.   Savings Incentive Match Plans for Employees IRA (SIMPLE IRA)

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

              a. the organization has been in existence for at least six months; and

              b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o    fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

          The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor enters into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I, II or III Fund is at net asset value, the newly purchased shares will be subject to a contingent deferred sales charge if the investor redeems them prior to the end of the applicable holding period (18 months for Category I and II Funds shares and 12 months for Category III Fund shares). For Class A shares of Category III Funds, the provisions of this paragraph apply only to new purchases made on and after November 15, 2001.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

    o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

    o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

    o    AIM Management and its affiliates, or their clients;

    o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

    o Any current or retired officer, director, or employee (and members of their immediate family) of PFPC Inc. (formerly known as First Data Investor Services Group);

    o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

    o    Purchases through approved fee-based programs;

    o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

             a.   the initial investment in the plan(s) is at least $1 million;

             b.   the sponsor signs a $1 million LOI;

             c. the employer-sponsored plan has at least 100 eligible employees; or

             d all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

             Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Opportunities I Fund by such plans are subject to initial sales charges;



    o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund (former GT Global funds) on February 12, 1999 who have continuously owned shares of the AIM Funds;


    o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

    o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

    o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

    o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

    o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

    o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

    o    Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

    o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

    o    the reinvestment of dividends and distributions from a Fund;

    o    exchanges of shares of certain Funds;

    o    use of the reinstatement privilege; or

    o    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.


Purchases of Class C Shares



         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge (CDSC) (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are CDSC into AIM Short Term Bond Fund) if they redeem their shares within the first year after purchase. See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.



         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.


Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record:

                            Percent of such Purchases

                          0.75% of the first $5 million

                          plus 0.50% of amounts in excess of $5 million

         In order to receive such payments, the dealer of record must sign an agreement with AIM Distributors and meet certain requirements.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares


         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, and II Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.


         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and held for more than 12 months;

         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:


         o Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;


         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and (ii) a 457 plan, even if more than one beneficiary or participant is involved;


         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and



         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares if another AIM Fund and the original purchase was subject to a CDSC.


         CDSCs will not apply to the following redemptions of Class R shares:


         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;


         o Redemptions, if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC; and

         o Redemptions, if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on October 31, 2001, AIM Aggressive Growth Fund - Class A shares had a net asset value per share of $8.68. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.19.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding decreases in phases to 28% for distributions made in the year 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only);

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gain distributions.

         It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         A dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the

"Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds will not make this election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).

Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold, as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


         FUND                                CLASS A   CLASS B   CLASS C   CLASS R
         ----                                -------   -------   -------   -------
         AIM Aggressive Growth Fund           0.25%     1.00%     1.00%     0.50%
         AIM Basic Value II Fund              0.35%     1.00%     1.00%      N/A
         AIM Blue Chip Fund                   0.35%     1.00%     1.00%     0.50%
         AIM Capital Development Fund         0.35%     1.00%     1.00%     0.50%
         AIM Charter Fund                     0.30%     1.00%     1.00%     0.50%
         AIM Constellation Fund               0.30%     1.00%     1.00%     0.50%
         AIM Core Strategies Fund             0.35%     1.00%     1.00%      N/A
         AIM Dent Demographic Trends Fund     0.35%     1.00%     1.00%      N/A
         AIM Emerging Growth Fund             0.35%     1.00%     1.00%      N/A
         AIM Large Cap Basic Value Fund       0.35%     1.00%     1.00%     0.50%
         AIM Large Cap Core Equity Fund       0.35%     1.00%     1.00%      N/A
         AIM Large Cap Growth Fund            0.35%     1.00%     1.00%     0.50%
         AIM Mid Cap Growth Fund              0.35%     1.00%     1.00%     0.50%
         AIM U.S. Growth Fund                 0.35%     1.00%     1.00%      N/A
         AIM Weingarten Fund                  0.30%     1.00%     1.00%     0.50%


         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares and Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2001 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2001.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the

Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.


         Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ending October 31, are found in Appendix K.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where           P        =   a hypothetical initial payment of $1,000.

                T        =   average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                n        =   number of years.

              ERV        =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).


         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, are found in Appendix L.


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P        =   a hypothetical initial payment of $1,000.

                U        =   average annual total return assuming payment of
                             only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                n        =   number of years.

                ERV      =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P        =   a hypothetical initial payment of $1,000.

                V        =   cumulative total return assuming payment of all
                             of, a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                ERV      =   ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.


         The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, are found in Appendix L.


Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T) = ATV
                                             D

Where           P        =   a hypothetical initial payment of $1,000;

                T        =   average annual total return (after taxes on
                             distributions);

                n        =   number of years; and

                ATV      =   ending value of a hypothetical $1,000 payment made
                   D         at the beginning of the 1, 5, or 10 year periods
                             (or since inception, if applicable) at the end of the 1, 5, or 10 year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where           P        =   a hypothetical initial payment of $1,000;

                T        =   average annual total return (after taxes on
                             distributions and redemption);

                n        =   number of years; and

                ATV      =   ending value of a hypothetical $1,000 payment made
                   DR        at the beginning of the 1, 5, or 10 year periods
                             (or since inception, if applicable) at the end of the 1, 5, or 10 year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.


Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                   Society of CLU & ChFC               Washington Post
         Financial Planning                 Kiplinger Letter                    CNN

         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World


         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                         Stanger
         Donoghue's                                Weisenberger
         Mutual Fund Values (Morningstar)          Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:



         Lipper Mid-Cap Growth Fund Index                       Russell 3000--Registered Trademark-- Index
         Lipper Large Cap Value Fund Index                      Russell Mid Cap Index
         Russell 1000 Index                                     Standard & Poor's 500 Stock Index
         Russell 1000 Value                                     Standard & Poor's Mid Cap 400 Index
         Russell 2500--Registered Trademark-- Index             NASDAQ Index
         Russell 2500--Registered Trademark-- Growth Index



         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time, AIM Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

                             As of December 31, 2001


--------------------------------------------------------------------------------
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.
--------------------------------------------------------------------------------


                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR                                                               OTHER
POSITION(S) HELD WITH THE          OFFICER                                                           DIRECTORSHIP(S)
         TRUST                      SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------          -------     -------------------------------------------           ---------------
INTERESTED PERSON
----------------------------------------------------------------------------------------------------------------------
Robert H. Graham* --  1946          1988     Chairman, President and Chief Executive Officer,            None
Trustee, Chairman and                        A I M Management Group Inc. (financial services
President                                    holding company); Chairman and President, A I M
                                             Advisors, Inc. (registered investment advisor);
                                             Director and Senior Vice President, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor); Chairman, A I M Distributors, Inc.
                                             (registered broker dealer), A I M Fund Services,
                                             Inc., (registered transfer agent), and Fund
                                             Management Company (registered broker dealer);
                                             and Director and Vice Chairman, AMVESCAP PLC
                                             (parent of AIM and a global investment
                                             management firm)
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939             2001     Of Counsel, law firm of Baker & McKenzie              Badgley Funds, Inc.
Trustee                                                                                            (registered
                                                                                                   investment company)

Bruce L. Crockett -- 1944           1993     Chairman, Crockett Technology Associates              ACE Limited
Trustee                                      (technology consulting company)                       (insurance
                                                                                                   company); and
                                                                                                   Captaris, Inc.
                                                                                                   (unified messaging
                                                                                                   provider)

Albert R. Dowden --  1941           2000     Chairman, Cortland Trust, Inc. (registered            None
Trustee                                      investment company) and DHJ Media, Inc.;
                                             Director, Magellan Insurance Company; Member of
                                             Advisory Board of Rotary Power International
                                             (designer, manufacturer, and seller of rotary
                                             power engines); formerly, Director, President
                                             and CEO, Volvo Group North America, Inc. and
                                             director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------------

---------
* Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR                                                               OTHER
POSITION(S) HELD WITH THE          OFFICER                                                           DIRECTORSHIP(S)
         TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------          -------     -------------------------------------------           ---------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. -- 1935         1998     Formerly, Chairman, Mercantile Mortgage Corp.;        None
Trustee                                      Vice Chairman, President and  Chief Operating
                                             Officer, Mercantile-Safe Deposit & Trust Co.;
                                             and President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952              1997     Chief Executive Officer, Twenty First Century         Administaff
Trustee                                      Group, Inc. (government affairs company)



Carl Frischling -- 1937             1988     Partner, law firm of Kramer Levin Naftalis and        Cortland Trust,
Trustee                                      Frankel LLP                                           Inc. (registered
                                                                                                   investment company)

Prema Mathai-Davis -- 1950          1998     Formerly, Chief Executive Officer, YWCA of the        None
Trustee                                      USA



Lewis F. Pennock -- 1942            1988     Partner, law firm of Pennock & Cooper                 None
Trustee

Ruth H. Quigley -- 1935             2001     Retired                                               None
Trustee

Louis S. Sklar -- 1939              1989     Executive Vice President, Development and             None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)

----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------

Gary T. Crum -- 1947                1988     Director and President, A I M Capital                 N/A
Senior Vice President                        Management, Inc.; Director and Executive Vice
                                             President, A I M Management Group Inc.; Director
                                             and Senior Vice President, A I M Advisors, Inc.;
                                             and Director, A I M Distributors, Inc. and
                                             AMVESCAP PLC
----------------------------------------------------------------------------------------------------------------------

                                   TRUSTEE
 NAME, YEAR OF BIRTH AND            AND/OR                                                               OTHER
POSITION(S) HELD WITH THE          OFFICER                                                           DIRECTORSHIP(S)
         TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
-------------------------          -------     -------------------------------------------           ---------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------

Carol F. Relihan -- 1954            1988     Director, Senior Vice President, General Counsel               N/A
Senior Vice President and                    and Secretary, A I M Advisors, Inc. and A I M
Secretary                                    Management Group Inc.; Director, Vice President
                                             and General Counsel, Fund Management Company;
                                             and Vice President, A I M Fund Services, Inc.,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.

Melville B. Cox -- 1943             1992     Vice President and Chief Compliance Officer,                   N/A
Vice President                               A I M Advisors, Inc. and A I M Capital Management,
                                             Inc.; and Vice President, A I M Fund Services,
                                             Inc.

Edgar M. Larsen -- 1940             1999     Vice President, A I M Advisors, Inc. and A I M                 N/A
Vice President                               Capital Management, Inc.


Dana R. Sutton -- 1959              1988     Vice President and Fund Treasurer, A I M                       N/A
Vice President and Treasurer                 Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2001

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES               TRUSTEE IN THE AIM FAMILY OF
  NAME OF TRUSTEE                               PER FUND                          FUNDS--REGISTERED TRADEMARK
  ---------------                 ---------------------------------             ----------------------------------
Robert H. Graham            Aggressive Growth                 Over $100,000               Over $100,000

                            Blue Chip                         Over $100,000

                            Capital Development               Over $100,000

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Emerging Growth              $50,001 - $100,000

                            Weingarten                        Over $100,000
--------------------------------------------------------------------------------------------------------------------

Frank S. Bayley                                   - 0 -                                 $10,001 - $50,000

--------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett           Aggressive Growth                  $1 - $10,000                $1 - $10,000

                            Charter                            $1 - $10,000

                            Constellation                      $1 - $10,000

                            Weingarten                         $1 - $10,000

--------------------------------------------------------------------------------------------------------------------

Owen Daly II(1)             Aggressive Growth                  $1 - $10,000               Over $100,000(2)

                            Blue Chip                     $10,001 - $50,000

                            Charter                      $50,001 - $100,000

                            Constellation                      $1 - $10,000

                            Large Cap Basic Value             Over $100,000

--------------------------------------------------------------------------------------------------------------------

Albert R. Dowden            Blue Chip                     $10,001 - $50,000               Over $100,000

--------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr.         Capital Development               Over $100,000               Over $100,000(2)

--------------------------------------------------------------------------------------------------------------------

Jack M. Fields              Blue Chip                     $10,001 - $50,000               Over $100,000(2)

                            Charter                      $50,001 - $100,000

                            Constellation                $50,001 - $100,000

                            Weingarten                   $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------

----------
(1)      Mr. Daly retired as a trustee on December 31, 2001.

(2) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES               TRUSTEE IN THE AIM FAMILY OF
  NAME OF TRUSTEE                               PER FUND                          FUNDS--REGISTERED TRADEMARK--
  ---------------                 ---------------------------------             ----------------------------------

Carl Frischling             Aggressive Growth            $50,001 - $100,000               Over $100,000(2)

                            Blue Chip                         Over $100,000

                            Capital Development               Over $100,000

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                   $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis          Aggressive Growth            $50,001 - $100,000               Over $100,000(2)

                            Blue Chip                     $10,001 - $50,000

                            Large Cap Basic Value         $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock            Charter                       $10,001 - $50,000             $10,001 - $50,000

--------------------------------------------------------------------------------------------------------------------

Ruth H. Quigley                                    -0-                                     $1 -$10,000

--------------------------------------------------------------------------------------------------------------------

Louis S. Sklar              Aggressive Growth            $50,001 - $100,000                Over $100,000(2)

                            Charter                           Over $100,000

                            Constellation                     Over $100,000

                            Weingarten                        Over $100,000
----------------------------------------------------------------------------------------------------------------------

---------
(1)      Mr. Daly retired as a trustee on December 31, 2001.

(2) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:


                                                        RETIREMENT
                                     AGGREGATE           BENEFITS                                  TOTAL
                                   COMPENSATION           ACCRUED        ESTIMATED ANNUAL      COMPENSATION
                                     FROM THE             BY ALL          BENEFITS UPON        FROM ALL AIM
          TRUSTEE                    TRUST(1)          AIM FUNDS(2)       RETIREMENT(3)         FUNDS(4)(5)
----------------------------     ---------------     ---------------     ---------------     ---------------
Frank S. Bayley(6)               $         2,213                 -0-     $        75,000     $       112,000
Bruce L. Crockett                         28,969     $        36,312              75,000             126,500
Owen Daly II(7)                           28,969              33,318              75,000             126,500
Albert R. Dowden                          25,600               3,193              75,000             126,500
Edward K. Dunn, Jr                        28,969               8,174              75,000             126,500
Jack M. Fields                            28,616              19,015              75,000             126,000
Carl Frischling(8)                        28,873              54,394              75,000             126,000
Prema Mathai-Davis                        28,969              21,056              75,000             126,500
Lewis F. Pennock                          28,969              37,044              75,000             126,500
Ruth H. Quigley(6)                         2,309                 -0-              75,000             112,500
Louis S. Sklar                            28,108              53,911              75,000             123,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2001, including earnings, was $257,401.

(2) During the fiscal year ended October 31, 2001, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $116,956.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.


(5) During the fiscal year ended October 31, 2001, the Trust received reimbursement for compensation paid to the trustees of $8,101. During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31, 500.

(6) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.

(7)  Mr. Daly retired as trustee on December 31, 2001.

(8) During the fiscal year ended October 31, 2001, the Trust paid $98,704 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of June 6, 2002.



AIM AGGRESSIVE GROWTH FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             9.40%              --            15.13%             N/A               N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

The Manufacturers Life
Insurance Company'
C/O Manulife Financial USA
Attn:  Rosie Chuck SRS Acctg          9.28%              --              --               N/A               N/A
250 Bloor St East, 7th Floor
Toronto, Ontario, Canada
M4WIE5

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00%*          100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.

AIM BASIC VALUE II FUND



         AIM provided the initial capitalization of the Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of the Fund and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.



AIM BLUE CHIP FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             8.35%            8.82%           17.15%             N/A               N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Banc One Securities Corp FBO
The One Investment Solution
Attn:  Wrap Processing OH1-1244         --               --            7.08%              N/A               N/A
1111 Polaris Pkwy, Suite J-2
Columbus, OH   43240-1244

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00%*          100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.

AIM CAPITAL DEVELOPMENT FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                            10.45%           11.67%           15.10%             N/A               N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Coastgear & Company
State Street Bank & Trust
Attn:  Kevin Smith                      --               --            7.48%              N/A               N/A
105 Rosemont Avenue
Westwood, MA   02090

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00*           100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.


AIM CHARTER FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                             9.78%            7.13%           14.56%             N/A               N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Great-West Life and Annuity
Insurance Company
401(k) Unit Valuations                6.90%              --              --               N/A                --
Attn Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO   80111

                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Ruth and Ted Bauer
Family Foundation                       --               --              --               N/A              12.40%
11 Greenway Plaza, Suite 2600
Houston, TX   77046-1173

City National Bank
Attn:  Trust Operations/Mutual
Funds                                   --               --              --               N/A              9.52%
P.O. Box 60520
Los Angeles, CA   90060-0520

City of Springfield, Trustee,
FBO
City of Springfield, 457 DCP            --               --              --               N/A              6.80%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan          --               --              --               N/A              6.65%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Town of Belmont, Trustee, FBO
Town of Belmont 457 DCP
c/o Great West Recordkeeper             --               --              --                --              5.27%
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

City of Cambridge, Trustee FBO
City of Cambridge 457 DCP
c/o Great West, Recordkeeper            --               --              --                --              5.03%
8515 E. Orchard Rd 2T2
Englewood, CO  80111-0000

                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00%*           100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.


AIM CONSTELLATION FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                            12.52%            6.07%           19.34%             N/A                --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

Banc One Securities Corp FBO
The One Investment Solution
Attn:  Wrap Processing OH1-1244         --               --            5.46%              N/A                --
1111 Polaris Pkwy,
Suite J-2
Columbus, OH 43240-1244

Ohio Public
Employees Deferred Compensation         --               --              --               N/A              65.82%
172 E. State Street
Columbus, OH 43215

                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Wells Fargo Bank West NA Cust.
City of Houston
457 Deferred Compensation Plan          --               --              --               N/A              12.35%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO 80111-0000

Nationwide Insurance
Company-DCVA
C/O IPO Portfolio Accounting            --               --              --               N/A               9.10%
P.O. Box 182029
Columbus, OH 43218

State of Vermont Deferred Comp
C/O Copeland Companies
Attn:  Planned Valuation                --               --              --               N/A               7.45%
Services
2 Tower Center
East Brunswick, NJ 08816-0000

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00%*           100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.


AIM CORE STRATEGIES FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
A I M Advisors, Inc.**
Attn:  David Hessel                              100.00%*                  100.00%*                   100.00%*
11 Greenway Plaza, Suite 100
Houston, TX 77046


*    Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM DENT DEMOGRAPHIC TRENDS FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                        6.65%                     13.25%                     19.23%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246



AIM EMERGING GROWTH FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                        8.57%                      8.19%                     24.19%
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246


AIM LARGE CAP BASIC VALUE FUND


                                        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES       CLASS R SHARES*
                                      -------------------- --------------------- -------------------- ---------------------

NAME AND ADDRESS OF                   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD                RECORD               RECORD                RECORD
------------------------------------- -------------------- --------------------- -------------------- ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                   31.83%                16.74%               22.00%                   N/A
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                              --                    --                   --                 100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.

AIM LARGE CAP CORE EQUITY FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         ------------------------- -------------------------- -------------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
---------------------------------------- ------------------------- -------------------------- -------------------------
A I M Advisors, Inc.
Attn:  David Hessel                              11.72%*                     9.52%*                   32.20%*
11 Greenway Plaza, Suite 100
Houston, TX  77046

Blas Rivera
Linda Rivera Ttees The
Rivera Family Tr DTD                                --                         --                      5.71%
01-14-92
45445 Reina CT
Indian Wells, CA 92210

BNY Clearing Services LLC
A/C 5482-8935
Robert Myers                                        --                         --                      6.62%
111 East Kilbourn Ave
Milwaukee, WI  58202

Leonard F. Gahr Jr. or
Leonard F. Gahr III or
Debra Gahr Klein Ttees
FBO Malgarbreach Inc.                             6.88%                        --                        --
Profit Sharing Plan
704 Princeton Ave
Bricktown, NJ  08723


*    Owned of record and beneficially.


AIM LARGE CAP GROWTH FUND


                                        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES       CLASS R SHARES*
                                      -------------------- --------------------- -------------------- ---------------------

NAME AND ADDRESS OF                   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD                RECORD               RECORD                RECORD
------------------------------------- -------------------- --------------------- -------------------- ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers           11.66%                9.42%                15.78%                 N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                              --                   --                    --               100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.

AIM MID CAP GROWTH FUND


                                        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES       CLASS R SHARES*
                                      -------------------- --------------------- -------------------- ---------------------

NAME AND ADDRESS OF                   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD                RECORD               RECORD                RECORD
------------------------------------- -------------------- --------------------- -------------------- ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers            8.53%                13.40%               14.92%                 N/A
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                              --                    --                   --               100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially



AIM U.S. GROWTH FUND



         AIM provided the initial capitalization of the Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of the Fund and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.


AIM WEINGARTEN FUND


                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                            12.85%            7.16%           17.59%             N/A              22.99%
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
Great-West Life and Annuity
Insurance Co.
401(k) Unit Valuations                5.54%              --              --               N/A                 --
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard Rd
Englewood, CO   80111-0000

Fleet National Bank
Attn:  Various C/R                      --               --              --               N/A              20.48%
P.O. Box 92800
Rochester, NY   14692

AIM Foundation
Attn:  Patricia Lewis                   --               --              --               N/A              22.99%
11 Greenway Plaza, Suite 2600
Houston, TX   77046

David, Leary, Trustee
FBO:  Town of Weymouth
457 Deferred Compensation Plan          --               --              --               N/A               7.87%
C/O. Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan          --               --              --               N/A               7.35%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Obie & Co. FBO
Joshua Michael Grayson Trust
Mutual Fund Unit 16 HCB 40              --               --              --               N/A               7.03%
P.O. Box 200547
Houston, TX   77216

                                     CLASS A          CLASS B         CLASS C          CLASS R          INSTITUTIONAL
                                     SHARES           SHARES           SHARES          SHARES*           CLASS SHARES
                                 ---------------- ---------------- --------------- ------------------ -----------------
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                 OWNED OF         OWNED OF         OWNED OF           OWNED OF          OWNED OF
PRINCIPAL HOLDER                     RECORD           RECORD           RECORD             RECORD            RECORD
-------------------------------- ---------------- ---------------- --------------- ------------------ -----------------
A I M Advisors, Inc.**
Attn:  David Hessel
11 Greenway Plaza                       --               --              --            100.00%*           100.00%*
Suite 100
Houston, TX 77046


*    Class R shares of the Fund became available on June 3, 2002.

**   Owned of record and beneficially.


MANAGEMENT OWNERSHIP


         As of June 6, 2002, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of AIM Aggressive Growth Fund, AIM Basic Value II Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Core Strategies Fund, AIM Dent Demographic Trends Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Core Equity Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM U.S. Growth Fund and AIM Weingarten Fund. In addition, as of June 6, 2002, the trustees and officers as a group owned 2.05% of Class A shares of AIM Emerging Growth Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


     FUND NAME                               2001                                                   2000
-------------------- ------------------------------------------------------ ------------------------------------------------------
                       MANAGEMENT        MANAGEMENT      NET MANAGEMENT        MANAGEMENT      MANAGEMENT        NET MANAGEMENT
                       FEE PAYABLE      FEE WAIVERS         FEE PAID          FEE PAYABLE      FEE WAIVERS          FEE PAID
                     ---------------- ---------------- -------------------- --------------- ----------------- --------------------
AIM Aggressive
Growth Fund           $23,755,259         $7,508           $23,747,751       $26,977,097          -0-             $26,977,097

AIM Basic Value II
Fund                      N/A               N/A                N/A               N/A              N/A                 N/A

AIM Blue Chip Fund    $35,318,225        $153,216          $35,165,009       $36,923,601        $70,387           $36,853,214

AIM Capital
Development Fund       $8,548,376         $3,281           $8,545,095         $9,200,414          -0-             $9,200,414

AIM Charter Fund      $43,928,613        $504,457          $43,424,156       $56,142,463       $1,484,073         $54,658,390

AIM Constellation
Fund                  $93,618,688       $3,749,927         $89,868,761       $128,677,520      $6,187,566        $122,489,954

AIM Core
Strategies Fund**         N/A               N/A                N/A               N/A              N/A                 N/A

AIM Dent
Demographic Trends
Fund                  $10,214,781         $1,945           $10,212,836       $10,757,633          -0-             $10,757,633

AIM Emerging
Growth Fund***         $1,912,682        $261,774          $1,650,908          $908,443           -0-              $908,443



     FUND NAME                                1999
--------------------  -----------------------------------------------------
                        MANAGEMENT      MANAGEMENT        NET MANAGEMENT
                        FEE PAYABLE     FEE WAIVERS          FEE PAID
                      --------------- ---------------- --------------------
AIM Aggressive
Growth Fund            $17,085,022          -0-            $17,085,022

AIM Basic Value II
Fund                       N/A              N/A                N/A

AIM Blue Chip Fund     $21,592,076          -0-            $21,592,076

AIM Capital
Development Fund        $8,102,504          -0-            $8,102,504

AIM Charter Fund       $41,014,707      $1,130,089         $39,884,618

AIM Constellation
Fund                   $90,458,750      $3,107,849         $87,350,901

AIM Core
Strategies Fund**          N/A              N/A                N/A

AIM Dent
Demographic Trends
Fund                     $690,278         $43,724           $646,554

AIM Emerging
Growth Fund***             N/A              N/A                N/A

     FUND NAME                               2001                                                   2000
-------------------- ------------------------------------------------------ ------------------------------------------------------
                       MANAGEMENT        MANAGEMENT      NET MANAGEMENT        MANAGEMENT      MANAGEMENT        NET MANAGEMENT
                       FEE PAYABLE      FEE WAIVERS         FEE PAID          FEE PAYABLE      FEE WAIVERS          FEE PAID
                     ---------------- ---------------- -------------------- --------------- ----------------- --------------------
AIM Large Cap
Basic Value Fund        $537,749          $85,532           $452,217           $12,555           $12,555              -0-

AIM Large Cap Core
Equity Fund**             N/A               N/A                N/A               N/A              N/A                 N/A

AIM Large Cap
Growth Fund            $3,378,201         $1,590           $3,376,611         $1,064,335          -0-             $1,064,335

AIM Mid Cap Growth
Fund****               $1,860,437          $875            $1,859,562         $1,125,851          -0-             $1,125,851

AIM U.S. Growth
Fund*                     N/A               N/A                N/A               N/A              N/A                 N/A

AIM Weingarten Fund    $46,064,764        $584,500          $45,480,264       $75,218,931       $5,181,384         $70,073,547



     FUND NAME                               1999
-------------------- -----------------------------------------------------
                       MANAGEMENT      MANAGEMENT        NET MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS          FEE PAID
                     --------------- ---------------- --------------------
AIM Large Cap
Basic Value Fund         $2,279          $2,279               -0-

AIM Large Cap Core
Equity Fund**             N/A              N/A                N/A

AIM Large Cap
Growth Fund             $42,255          $32,079            $10,176

AIM Mid Cap Growth
Fund****                  N/A              NA                 N/A

AIM U.S. Growth
Fund*                     N/A              N/A                N/A

AIM Weingarten Fund    $54,999,214      $4,288,405         $50,710,809



*     Commenced operations on [August 30, 2002]



**    Commenced operations on December 31, 2001



***   Commenced operations on March 31, 2000



****  Commenced operations on November 1, 1999


         For the last three fiscal periods or years ended October 31, the sub-advisory fees paid by AIM Advisors to H.S. Dent Advisors, Inc. with respect to services provided to the AIM Dent Demographic Trends Funds were as follows:

                                             2001          2000         1999
                                             ----          ----         ----
AIM Dent Demographic Trends Fund .....    $2,403,478    $2,531,208    $105,572

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:


         FUND NAME                       2001         2000         1999
         ---------                     --------     --------     --------
AIM Aggressive Growth Fund             $276,738     $233,230     $126,956
AIM Basic Value II Fund*                    N/A          N/A          N/A
AIM Blue Chip Fund                     $331,400     $280,996     $153,309
AIM Capital Development Fund           $160,775     $147,339     $111,632
AIM Charter Fund                       $383,570     $383,224     $235,274
AIM Constellation Fund                 $622,082     $731,392     $431,120
AIM Core Strategies Fund**                  N/A          N/A          N/A
AIM Dent Demographic Trends Fund       $151,955     $142,614     $ 16,849
AIM Emerging Growth Fund***            $ 50,000     $ 29,235          N/A
AIM Large Cap Basic Value Fund         $ 50,000     $ 50,000     $ 16,849
AIM Large Cap Core Equity Fund**            N/A          N/A          N/A
AIM Large Cap Growth Fund              $110,085     $ 50,000     $ 29,197
AIM Mid Cap Growth Fund****            $ 50,000     $ 50,000          N/A
AIM U.S. Growth Fund*                       N/A          N/A          N/A
AIM Weingarten Fund                    $392,623     $473,764     $281,500



*     Commenced operations on [August 30, 2002]
**    Commenced operations on December 31, 2001
***   Commenced operations on March 31, 2000
****  Commenced operations on November 1, 1999

                                   APPENDIX G

                              BROKERAGE COMMISSIONS

         Brokerage commissions paid by each of the Funds listed below during the last three fiscal years or period ended October 31, were as follows:


           FUND                          2001             2000            1999
           ----                       -----------     -----------     -----------
AIM Aggressive Growth Fund            $ 6,473,868     $ 4,003,829     $ 3,536,558
AIM Basic Value II Fund*                      N/A             N/A             N/A
AIM Blue Chip Fund                      3,838,893       3,087,012       2,695,856
AIM Capital Development Fund            4,153,032       2,924,761       3,324,179
AIM Charter Fund                       12,104,855      10,479,914      11,856,871
AIM Constellation Fund                 23,003,818      25,382,535      20,108,956
AIM Core Strategies Fund**                    N/A             N/A             N/A
AIM Dent Demographic Trends Fund        3,053,966       1,831,365         250,423
AIM Emerging Growth Fund***             1,016,711         136,048             N/A
AIM Large Cap Basic Value Fund            235,562           8,679           1,021
AIM Large Cap Core Equity Fund**              N/A             N/A             N/A
AIM Large Cap Growth Fund                 891,255         284,025           6,178
AIM Mid Cap Growth Fund****               801,920         361,741             N/A
AIM U.S. Growth Fund*                         N/A             N/A             N/A
AIM Weingarten Fund                    30,640,967      21,922,844      20,226,511



*      Commenced operations on [August 30, 2002]
**     Commenced operations on December 31, 2001
***    Commenced operations on March 31, 2000
****   Commenced operations on November 1, 1999


The increase in the brokerage commissions paid by each of AIM Aggressive Growth Fund, AIM Dent Demographic Trends Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund and AIM Weingarten Fund for the fiscal year ended October 31, 2001, as compared to the two prior fiscal years, was due to fluctuations in asset levels, increased portfolio turnover and record market volatility.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended October 31, 2001, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                            Related
Fund                                  Transactions    Brokerage Commissions
----                                 --------------   ---------------------
AIM Aggressive Growth Fund           $  761,312,304     $    1,218,904
AIM Basic Value II Fund*                        N/A                N/A
AIM Blue Chip Fund                      360,119,191            425,758
AIM Capital Development Fund            229,225,331            368,662
AIM Charter Fund                        992,753,189          1,258,184
AIM Constellation Fund                1,356,784,301          1,734,767
AIM Core Strategies Fund**                      N/A                N/A
AIM Dent Demographic Trends Fund        246,687,551            315,786
AIM Emerging Growth Fund                 72,094,813            131,754
AIM Large Cap Basic Value Fund            6,447,087             10,915
AIM Large Cap Core Equity Fund**                N/A                N/A
AIM Large Cap Growth Fund                78,971,057             88,942
AIM Mid Cap Growth Fund                  58,924,933             93,873
AIM U.S. Growth Fund*                           N/A                N/A
AIM Weingarten Fund                   3,297,364,386          3,239,006



*   Commenced operations on [August 30, 2002]
**  Commenced operations on December 31, 2001


         During the last fiscal year ended October 31, 2001, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

        Fund/Issuer                        Security            Market Value
        -----------                        --------            ------------
AIM Aggressive Growth Fund
   Legg Mason                             Common Stock         $ 16,844,000

AIM Blue Chip Fund
   Merrill Lynch & Co., Inc.              Common Stock           63,379,500
   Morgan Stanley Dean Witter & Co.       Common Stock           70,934,000

AIM Capital Development Fund
   Legg Mason                             Common Stock            6,110,161

AIM Charter Fund
   Goldman Sachs Group, Inc.              Common Stock           50,804,000
   Merrill Lynch & Co., Inc.              Common Stock           76,492,500
   Morgan Stanley Dean Witter & Co.       Common Stock          146,760,000

AIM Constellation Fund
   Goldman Sachs Group, Inc.              Common Stock          265,744,000
   Merrill Lynch & Co., Inc.              Common Stock          180,085,200
   Morgan Stanley Dean Witter & Co.       Common Stock          195,680,000

        Fund/Issuer                        Security            Market Value
        -----------                        --------            ------------
AIM Dent Demographic Trends Fund
   Goldman Sachs Group, Inc.              Common Stock           11,724,000
   Lehman Brothers Holdings Inc.          Common Stock            6,246,000
   Merrill Lynch & Co., Inc.              Common Stock           12,020,250
   Morgan Stanley Dean Witter & Co.       Common Stock           14,676,000

AIM Large Cap Growth Fund
   Goldman Sachs Group, Inc.              Common Stock            4,533,280
   Morgan Stanley Dean Witter & Co.       Common Stock            5,185,520

AIM Mid Cap Growth Fund
   Lehman Brothers Holdings Inc.          Common Stock              936,900

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended October 31, 2001 follows:


                                       CLASS A          CLASS B        CLASS C
FUND                                   SHARES           SHARES          SHARES
----                                 -----------     -----------     -----------
AIM Aggressive Growth Fund           $ 8,262,356     $ 3,431,496     $ 1,107,492
AIM Basic Value II Fund*                     N/A             N/A             N/A
AIM Blue Chip Fund                     9,264,516      23,065,985       6,273,129
AIM Capital Development Fund           2,371,880       5,430,170         770,433
AIM Charter Fund                      12,930,396      23,400,806       3,339,941
AIM Constellation Fund                40,107,085      10,331,953       3,343,201
AIM Core Strategies Fund**                   N/A             N/A             N/A
AIM Dent Demographic Trends Fund       1,604,512       5,263,422       2,169,648
AIM Emerging Growth Fund                 402,908         757,676         341,372
AIM Large Cap Basic Value Fund           149,015         339,904         130,588
AIM Large Cap Core Equity Fund**             N/A             N/A             N/A
AIM Large Cap Growth Fund                653,446       1,897,704         739,577
AIM Mid Cap Growth Fund                  366,213         990,139         289,085
AIM U.S. Growth Fund*                        N/A             N/A             N/A
AIM Weingarten Fund                   17,315,069      12,957,576       2,097,259



*    Commenced operations on [August 30, 2002]
**   Commenced operations on December 31, 2001

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the fiscal year ended October 31, 2001, follows:


                                                     PRINTING &                   UNDERWRITERS       DEALERS
                                     ADVERTISING     MAILING        SEMINARS      COMPENSATION     COMPENSATION
                                     -----------     ----------     --------      ------------     ------------
AIM Aggressive Growth Fund           $      -0-           -0-            -0-           -0-            8,262,356
AIM Basic Value II Fund*                    N/A           N/A            N/A           N/A                  N/A
AIM Blue Chip Fund                      797,223        54,839        211,364           -0-            8,201,090
AIM Capital Development Fund            235,815        17,242         70,056           -0-            2,048,766
AIM Charter Fund                        850,892        57,781        220,689           -0-           11,801,034
AIM Constellation Fund                2,600,033       175,435        668,002           -0-           36,663,615
AIM Core Strategies Fund**                  N/A           N/A            N/A           N/A                  N/A
AIM Dent Demographic Trends Fund        236,619        15,376         58,372           -0-            1,294,145
AIM Emerging Growth Fund                 48,715         3,003         10,844           -0-              340,346
AIM Large Cap Basic Value Fund           13,557           958          4,354           -0-              130,146
AIM Large Cap Core Equity Fund**            N/A           N/A            N/A           N/A                  N/A
AIM Large Cap Growth Fund                81,307         5,041         17,503           -0-              549,595
AIM Mid Cap Growth Fund                  45,429         3,082         10,463           -0-              307,239
AIM U.S. Growth Fund*                       N/A           N/A            N/A           N/A                  N/A
AIM Weingarten Fund                   1,273,346        85,711        325,167           -0-           15,630,845



*    Commenced operations on [August 30, 2002]
**   Commenced operations on December 31, 2001


         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended October 31, 2001, follows:


                                                     PRINTING &                   UNDERWRITERS       DEALERS
                                     ADVERTISING     MAILING        SEMINARS      COMPENSATION     COMPENSATION
                                     -----------     ----------     --------      ------------     ------------
AIM Aggressive Growth Fund           $   236,068         15,570       58,978         2,573,622          547,258
AIM Basic Value II Fund*                     N/A            N/A          N/A               N/A              N/A
AIM Blue Chip Fund                       773,422         51,838      194,647        17,299,489        4,746,589
AIM Capital Development Fund              63,651          4,365       18,335         4,072,628        1,271,191
AIM Charter Fund                         631,035         41,867      159,030        17,550,604        5,018,270
AIM Constellation Fund                   426,152         28,741      106,831         7,748,965        2,021,264
AIM Core Strategies Fund**                   N/A            N/A          N/A               N/A              N/A
AIM Dent Demographic Trends Fund         249,312         16,183       58,999         3,947,566          991,362
AIM Emerging Growth Fund                  60,743          3,877       12,565           568,257          112,234
AIM Large Cap Basic Value Fund            15,604          1,093        5,313           254,928           62,965
AIM Large Cap Core Equity Fund**             N/A            N/A          N/A               N/A              N/A
AIM Large Cap Growth Fund                197,066         11,943       41,470         1,423,278          223,947
AIM Mid Cap Growth Fund                   62,140          3,966       15,739           742,604          165,690
AIM U.S. Growth Fund*                        N/A            N/A          N/A               N/A              N/A
AIM Weingarten Fund                      412,120         27,162      100,599         9,718,182         2,699,513



*    Commenced operations on [August 30, 2002]
**   Commenced operations on December 31, 2001

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended October 31, 2001, follows:


                                                     PRINTING &                   UNDERWRITERS       DEALERS
                                     ADVERTISING     MAILING        SEMINARS      COMPENSATION     COMPENSATION
                                     -----------     ----------     --------      ------------     ------------
AIM Aggressive Growth Fund           $    82,043          5,470       21,878          486,265           511,836
AIM Basic Value II Fund*                     N/A            N/A          N/A              N/A               N/A
AIM Blue Chip Fund                       284,034         19,040       71,311        1,663,676         4,235,068
AIM Capital Development Fund              16,000          1,212        4,490          102,644           646,087
AIM Charter Fund                         200,101         13,273       48,637        1,135,076         1,942,854
AIM Constellation Fund                   152,709         10,177       37,693          820,085         2,322,537
AIM Core Strategies Fund**                   N/A            N/A          N/A              N/A               N/A
AIM Dent Demographic Trends Fund         143,802          9,494       34,615          796,325         1,185,413
AIM Emerging Growth Fund                  25,723          1,550        7,177          146,628           160,294
AIM Large Cap Basic Value Fund             7,604            533        2,219           51,039            69,193
AIM Large Cap Core Equity Fund**             N/A            N/A          N/A              N/A               N/A
AIM Large Cap Growth Fund                 85,119          5,015       18,027          437,560           193,856
AIM Mid Cap Growth Fund                   24,045          1,433        4,777          128,982           129,848
AIM U.S. Growth Fund*                        N/A            N/A          N/A              N/A               N/A
AIM Weingarten Fund                      114,303          7,296       27,022          650,979         1,297,659



*    Commenced operations on [August 30, 2002]
**   Commenced operations on December 31, 2001

                                   APPENDIX K

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal periods or years ending October 31:


                                                 2001                        2000                      1999
                                       ------------------------   -------------------------   -----------------------
                                           SALES       AMOUNT        SALES        AMOUNT         SALES       AMOUNT
                                         CHARGES      RETAINED      CHARGES      RETAINED       CHARGES      RETAINED
                                       -----------   ----------   -----------   -----------   -----------   ----------
AIM Aggressive Growth Fund             $ 6,941,065   $1,042,378   $13,013,259   $ 2,075,726   $ 4,551,806   $   11,447
AIM Basic Value II Fund*                       N/A          N/A           N/A           N/A           N/A          N/A
AIM Blue Chip Fund                      10,186,805    1,504,443    18,764,141     2,876,209    17,947,219    2,766,794
AIM Capital Development Fund             1,471,704      217,702     1,986,868       309,839     2,418,486      386,856
AIM Charter Fund                         8,482,508    1,267,570    21,686,299     3,447,012    13,015,260    2 030,454
AIM Constellation Fund                  18,221,618    2,721,593    32,281,350     5,088,774    20,107,015    3,182,696
AIM Core Strategies Fund**                     N/A          N/A           N/A           N/A           N/A          N/A
AIM Dent Demographic Trends Fund         3,448,426      505,337    13,202,030     2,007,746     3,822,764      551,702
AIM Emerging Growth Fund***                711,947      108,381     2,135,371       336,338           N/A          N/A
AIM Large Cap Basic Value Fund             838,531      120,808        80,721        12,029             0            0
AIM Large Cap Core Equity Fund**               N/A          N/A           N/A           N/A           N/A          N/A
AIM Large Cap Growth Fund                2,588,386      403,111     3,837,030       577,198        80,087       12,562
AIM Mid Cap Growth Fund****              1,057,009      162,126     2,652,130       422,379           N/A          N/A
AIM U.S. Growth Fund*                          N/A          N/A           N/A           N/A           N/A          N/A
AIM Weingarten Fund                      9,137,102    1,394,055    23,882,434     3,854,495    13,839,324    2,209,013



*     Commenced operations on [August 30, 2002]
**    Commended operations on December 31, 2001
***   Commenced operations on March 31,2000
****  Commenced operations on November 1, 1999


         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last three fiscal periods or years ended October 31:


                                       2001         2000          1999
                                     --------     --------     --------
AIM Aggressive Growth Fund           $127,954     $ 55,615     $ 45,944
AIM Basic Value II Fund*                  N/A          N/A          N/A
AIM Blue Chip Fund                    251,600      197,230      177,813
AIM Capital Development Fund           19,079       22,923      120,769
AIM Charter Fund                      191,689      148,823       96,080
AIM Constellation Fund                317,491      411,140      605,519
AIM Core Strategies Fund**                N/A          N/A          N/A
AIM Dent Demographic Trends Fund      152,995       91,369        3,886
AIM Emerging Growth Fund***            50,717        9,199          N/A
AIM Large Cap Basic Value Fund         31,559          502            0
AIM Large Cap Core Equity Fund**          N/A          N/A          N/A
AIM Large Cap Growth Fund              97,612       15,696          373
AIM Mid Cap Growth Fund****            26,251       23,692          N/A
AIM U.S. Growth Fund*                     N/A          N/A          N/A
AIM Weingarten Fund                   163,986      139,887      156,642



*      Commenced operations on [August 30, 2002]
**     Commended operations on December 31, 2001
***    Commenced operations on March 31,2000
****   Commenced operations on November 1, 1999

                                   APPENDIX L

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001, are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS A SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (43.77)%      2.61%       13.77%        12.78%       05/01/84
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (38.69)%      6.44%       10.28%        10.27%       02/04/87
AIM Capital Development Fund            (26.07)%      7.75%         N/A         9.29%        06/17/96
AIM Charter Fund                        (42.12)%      4.73%        8.29%        12.26%       11/26/68
AIM Constellation Fund                  (46.23)%      2.83%       10.47%        15.62%       04/30/76
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (53.25)%       N/A          N/A        (12.78)%      06/07/99
AIM Emerging Growth Fund                (48.42)%       N/A          N/A        (32.02)%      03/31/00
AIM Large Cap Basic Value Fund          (13.67)%       N/A          N/A          3.06%       06/30/99
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (53.01)%       N/A          N/A         (6.36)%      03/01/99
AIM Mid Cap Growth Fund                 (43.63)%       N/A          N/A         (9.95)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (50.28)%      1.66%        6.53%        12.69%       06/17/69


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001, are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS B SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (43.23)%       N/A          N/A          2.82%       03/01/99
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (38.79)%      6.60%         N/A          7.01%       10/01/96
AIM Capital Development Fund            (25.62)%      7.92%         N/A          7.59%       10/01/96
AIM Charter Fund                        (42.01)%      4.84%         N/A          7.85%       06/26/95
AIM Constellation Fund                  (45.73)%       N/A          N/A         (1.42)%      11/03/97
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (53.31)%       N/A          N/A        (12.41)%      06/07/99
AIM Emerging Growth Fund                (48.39)%       N/A          N/A        (31.73)%      03/31/00
AIM Large Cap Basic Value Fund          (13.77)%       N/A          N/A         (2.78)%      08/01/00
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (53.04)%       N/A          N/A         (9.97)%      04/05/99
AIM Mid Cap Growth Fund                 (43.67)%       N/A          N/A         (9.93)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (49.96)%      1.82%         N/A          5.17%       06/26/95

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001, are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS C SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (41.32)%       N/A          N/A          3.65%       03/01/99
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (36.17)%       N/A          N/A          1.19%       08/04/97
AIM Capital Development Fund            (22.96)%       N/A          N/A          4.78%       08/04/97
AIM Charter Fund                        (39.78)%       N/A          N/A         (0.61)%      08/04/97
AIM Constellation Fund                  (43.95)%       N/A          N/A         (1.10)%      08/04/97
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (51.34)%       N/A          N/A        (11.30)%      06/07/99
AIM Emerging Growth Fund                (46.27)%       N/A          N/A        (30.04)%      03/31/00
AIM Large Cap Basic Value Fund          (10.15)%       N/A          N/A          0.43%       08/01/00
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (51.09)%       N/A          N/A         (8.90)%      04/05/99
AIM Mid Cap Growth Fund                 (41.34)%       N/A          N/A         (8.08)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (48.21)%       N/A          N/A         (3.47)%      08/04/97


CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS A SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (43.77)%      13.77%      263.35%       720.20%      05/01/84
AIM Basic Value II Fund                    N/A          N/A          N/A           N/A       08/30/02
AIM Blue Chip Fund                      (38.69)%      36.64%      165.93%       322.19%      02/04/87
AIM Capital Development Fund            (26.07)%      45.22%         N/A         61.14%      06/17/96
AIM Charter Fund                        (42.12)%      26.02%      121.72%      4405.37%      11/26/68
AIM Constellation Fund                  (46.23)%      14.96%      170.79%      3949.79%      04/30/76
AIM Core Strategies Fund                   N/A          N/A          N/A           N/A       12/31/01
AIM Dent Demographic Trends Fund        (53.25)%        N/A          N/A        (27.98)%     06/07/99
AIM Emerging Growth Fund                (48.42)%        N/A          N/A        (45.79)%     03/31/00
AIM Large Cap Basic Value Fund          (13.67)%        N/A          N/A          7.29%      06/30/99
AIM Large Cap Core Equity Fund             N/A          N/A          N/A           N/A       12/31/01
AIM Large Cap Growth Fund               (53.01)%        N/A          N/A        (16.08)%     03/01/99
AIM Mid Cap Growth Fund                 (43.63)%        N/A          N/A        (18.90)%     11/01/99
AIM U.S. Growth Fund                       N/A          N/A          N/A           N/A       08/30/02
AIM Weingarten Fund                     (50.28)%       8.60%       88.18%      4683.39%      06/17/69

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:



                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS B SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (43.23)%        N/A         N/A          7.70%       03/01/99
AIM Basic Value II Fund                    N/A          N/A         N/A           N/A        08/30/02
AIM Blue Chip Fund                      (38.79)%      37.67%        N/A         41.07%       10/01/96
AIM Capital Development Fund            (25.62)%      46.42%        N/A         45.04%       10/01/96
AIM Charter Fund                        (42.01)%      26.67%        N/A         61.54%       06/26/95
AIM Constellation Fund                  (45.73)%        N/A         N/A         (5.55)%      11/03/97
AIM Core Strategies Fund                   N/A          N/A         N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (53.31)%        N/A         N/A        (27.25)%      06/07/99
AIM Emerging Growth Fund                (48.39)%        N/A         N/A        (45.42)%      03/31/00
AIM Large Cap Basic Value Fund          (13.77)%        N/A         N/A         (3.46)%      08/01/00
AIM Large Cap Core Equity Fund             N/A          N/A         N/A           N/A        12/31/01
AIM Large Cap Growth Fund                53.04%         N/A         N/A        (23.69)%      04/05/99
AIM Mid Cap Growth Fund                 (43.67)%        N/A         N/A        (18.88)%      11/01/99
AIM U.S. Growth Fund                       N/A          N/A         N/A           N/A        08/30/02
AIM Weingarten Fund                     (49.96)%       9.43%        N/A         37.73%       06/26/95



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS C SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (41.32)%       N/A          N/A         10.05%       03/01/99
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (36.17)%       N/A          N/A          5.15%       08/04/97
AIM Capital Development Fund            (22.96)%       N/A          N/A         21.92%       08/04/97
AIM Charter Fund                        (39.78)%       N/A          N/A         (2.54)%      08/04/97
AIM Constellation Fund                  (43.95)%       N/A          N/A         (4.59)%      08/04/97
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (51.34)%       N/A          N/A        (25.00)%      06/07/99
AIM Emerging Growth Fund                (46.27)%       N/A          N/A        (43.26)%      03/31/00
AIM Large Cap Basic Value Fund          (10.15)%       N/A          N/A          0.54%       08/01/00
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (51.09)%       N/A          N/A        (21.32)%      04/05/99
AIM Mid Cap Growth Fund                 (41.34)%       N/A          N/A        (15.50)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (48.21)%       N/A          N/A        (13.90)%      08/04/97

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS A SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (46.11)%      0.83%       11.95%        11.43%       05/01/84
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (38.69)%      5.78%        9.18%         9.38%       02/04/87
AIM Capital Development Fund            (29.15)%      6.83%         N/A          8.42%       06/17/96
AIM Charter Fund                        (42.75)%      2.69%        6.25%         9.13%       11/26/68
AIM Constellation Fund                  (48.41)%      0.96%        9.23%        13.62%       04/30/76
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (53.25)%       N/A          N/A        (12.78)%      06/07/99
AIM Emerging Growth Fund                (49.40)%       N/A          N/A        (32.84)%      03/31/00
AIM Large Cap Basic Value Fund          (13.85)%       N/A          N/A          2.44%       06/30/99
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (53.01)%       N/A          N/A         (6.36)%      03/01/99
AIM Mid Cap Growth Fund                 (43.63)%       N/A          N/A         (9.95)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (51.73)%     (1.29)%       4.02%        10.54%       06/17/69



         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS B SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (45.72)%        N/A         N/A          0.33%       03/01/99
AIM Basic Value II Fund                    N/A          N/A         N/A           N/A        08/30/02
AIM Blue Chip Fund                      (38.79)%       5.95%        N/A          6.37%       10/01/96
AIM Capital Development Fund            (28.96)%       6.97%        N/A          6.66%       10/01/96
AIM Charter Fund                        (42.70)%       2.86%        N/A          5.69%       06/26/95
AIM Constellation Fund                  (48.09)%        N/A         N/A         (3.50)%      11/03/97
AIM Core Strategies Fund                   N/A          N/A         N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (53.31)%        N/A         N/A        (12.41)%      06/07/99
AIM Emerging Growth Fund                (49.42)%        N/A         N/A        (32.59)%      03/31/00
AIM Large Cap Basic Value Fund          (13.93)%        N/A         N/A         (2.92)%      08/01/00
AIM Large Cap Core Equity Fund             N/A          N/A         N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (53.04)%        N/A         N/A         (9.97)%      04/05/99
AIM Mid Cap Growth Fund                 (43.67)%        N/A         N/A         (9.93)%      11/01/99
AIM U.S. Growth Fund                       N/A          N/A         N/A           N/A        08/30/02
AIM Weingarten Fund                     (51.56)%      (1.23)%       N/A          1.97%       06/26/95

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS C SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (43.82)%       N/A          N/A          1.20%       03/01/99
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (36.17)%       N/A          N/A          1.05%       08/04/97
AIM Capital Development Fund            (26.30)%       N/A          N/A          3.70%       08/04/97
AIM Charter Fund                        (40.46)%       N/A          N/A         (2.36)%      08/04/97
AIM Constellation Fund                  (46.32)%       N/A          N/A         (3.03)%      08/04/97
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (51.34)%       N/A          N/A        (11.30)%      06/07/99
AIM Emerging Growth Fund                (47.31)%       N/A          N/A        (30.89)%      03/31/00
AIM Large Cap Basic Value Fund          (10.31)%       N/A          N/A          0.29%       08/01/00
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (51.09)%       N/A          N/A         (8.90)%      04/05/99
AIM Mid Cap Growth Fund                 (41.34)%       N/A          N/A         (8.08)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (49.82)%       N/A          N/A         (6.05)%      08/04/97



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS A SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (22.78)%      2.66%       11.54%        10.99%       05/01/84
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (23.56)%      4.99%        8.19%         8.49%       02/04/87
AIM Capital Development Fund            (14.45)%      6.13%         N/A          7.46%       06/17/96
AIM Charter Fund                        (24.60)%      3.48%        6.16%         8.95%       11/26/68
AIM Constellation Fund                  (24.44)%      2.85%        9.02%        13.34%       04/30/76
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (32.43)%       N/A          N/A        (10.02)%      06/07/99
AIM Emerging Growth Fund                (29.17)%       N/A          N/A        (25.11)%      03/31/00
AIM Large Cap Basic Value Fund           (8.32)%       N/A          N/A          2.12%       06/30/99
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (32.28)%       N/A          N/A         (5.03)%      03/01/99
AIM Mid Cap Growth Fund                 (26.57)%       N/A          N/A         (7.87)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (27.79)%      1.59%        5.09%        10.57%       06/17/69

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:


                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS B SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (22.15)%        N/A         N/A          3.64%       03/01/99
AIM Basic Value II Fund                    N/A          N/A         N/A           N/A        08/30/02
AIM Blue Chip Fund                      (23.62)%       5.14%        N/A          5.48%       10/01/96
AIM Capital Development Fund            (14.03)%       6.27%        N/A          6.00%       10/01/96
AIM Charter Fund                        (24.45)%       3.64%        N/A          5.92%       06/26/95
AIM Constellation Fund                  (23.80)%        N/A         N/A         (0.31)%      11/03/97
AIM Core Strategies Fund                   N/A          N/A         N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (32.47)%        N/A         N/A         (9.74)%      06/07/99
AIM Emerging Growth Fund                (29.12)%        N/A         N/A        (24.90)%      03/31/00
AIM Large Cap Basic Value Fund           (8.38)%        N/A         N/A         (2.29)%      08/01/00
AIM Large Cap Core Equity Fund             N/A          N/A         N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (32.30)%        N/A         N/A         (7.84)%      04/05/99
AIM Mid Cap Growth Fund                 (26.59)%        N/A         N/A         (7.86)%      11/01/99
AIM U.S. Growth Fund                       N/A          N/A         N/A           N/A        08/30/02
AIM Weingarten Fund                     (27.27)%       1.81%        N/A          4.13%       06/26/95



         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2001 are as follows:



                                                 PERIODS ENDED
                                                OCTOBER 31, 2001
                                        ---------------------------------       SINCE       INCEPTION
         CLASS C SHARES:                 1 YEAR      5 YEARS     10 YEARS     INCEPTION       DATE
         ---------------                --------     -------     --------     ---------     ---------
AIM Aggressive Growth Fund              (20.98)%       N/A          N/A          4.29%       03/01/99
AIM Basic Value II Fund                    N/A         N/A          N/A           N/A        08/30/02
AIM Blue Chip Fund                      (22.03)%       N/A          N/A          0.92%       08/04/97
AIM Capital Development Fund            (12.42)%       N/A          N/A          3.61%       08/04/97
AIM Charter Fund                        (23.09)%       N/A          N/A         (0.62)%      08/04/97
AIM Constellation Fund                  (22.72)%       N/A          N/A         (0.11)%      08/04/97
AIM Core Strategies Fund                   N/A         N/A          N/A           N/A        12/31/01
AIM Dent Demographic Trends Fund        (31.27)%       N/A          N/A         (8.88)%      06/07/99
AIM Emerging Growth Fund                (27.84)%       N/A          N/A        (23.61)%      03/31/00
AIM Large Cap Basic Value Fund           (6.18)%       N/A          N/A          0.28%       08/01/00
AIM Large Cap Core Equity Fund             N/A         N/A          N/A           N/A        12/31/01
AIM Large Cap Growth Fund               (31.12)%       N/A          N/A         (7.01)%      04/05/99
AIM Mid Cap Growth Fund                 (25.17)%       N/A          N/A         (6.41)%      11/01/99
AIM U.S. Growth Fund                       N/A         N/A          N/A           N/A        08/30/02
AIM Weingarten Fund                     (26.21)%       N/A          N/A         (2.06)%      08/04/97

                              FINANCIAL STATEMENTS











                                       FS

AGGRESSIVE GROWTH FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Aggressive Growth Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Aggressive Growth Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.33%

ADVERTISING-0.29%

Catalina Marketing Corp.(a)                       300,000   $    8,295,000
==========================================================================

AIR FREIGHT & COURIERS-0.23%

Expeditors International of Washington, Inc.      150,000        6,780,000
==========================================================================

APPAREL & ACCESSORIES-0.25%

Quicksilver, Inc.(a)                              556,100        7,323,837
==========================================================================

APPAREL RETAIL-2.21%

American Eagle Outfitters, Inc.(a)              1,041,800       28,545,320
--------------------------------------------------------------------------
Genesco, Inc.(a)                                  500,000        9,125,000
--------------------------------------------------------------------------
Too Inc.(a)                                     1,000,000       26,610,000
==========================================================================
                                                                64,280,320
==========================================================================

APPLICATION SOFTWARE-6.81%

Activision, Inc.(a)                               425,000       15,363,750
--------------------------------------------------------------------------
Aspen Technology, Inc.(a)                         500,000        6,625,000
--------------------------------------------------------------------------
Cerner Corp.(a)                                   500,000       26,875,000
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           667,200       15,612,480
--------------------------------------------------------------------------
Compuware Corp.(a)                              1,000,000       10,280,000
--------------------------------------------------------------------------
Electronic Arts Inc.(a)                           325,000       16,724,500
--------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                 2,000,000       49,320,000
--------------------------------------------------------------------------
Kronos, Inc.(a)                                   400,000       22,956,000
--------------------------------------------------------------------------
National Instruments Corp.(a)                     500,000       14,405,000
--------------------------------------------------------------------------
NetIQ Corp.(a)                                    180,400        5,078,260
--------------------------------------------------------------------------
Secure Computing Corp.(a)                         900,000       14,715,000
==========================================================================
                                                               197,954,990
==========================================================================

AUTO PARTS & EQUIPMENT-0.74%

Gentex Corp.(a)                                   900,000       21,420,000
==========================================================================

BANKS-2.68%

Investors Financial Services Corp.                750,000       39,675,000
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              816,400       23,422,516
--------------------------------------------------------------------------
TCF Financial Corp.                               350,000       14,700,000
==========================================================================
                                                                77,797,516
==========================================================================

BIOTECHNOLOGY-0.70%

Invitrogen Corp.(a)                               200,000       12,268,000
--------------------------------------------------------------------------
Techne Corp.(a)                                   269,000        8,107,660
==========================================================================
                                                                20,375,660
==========================================================================

BROADCASTING & CABLE TV-0.56%

Hispanic Broadcasting Corp.(a)                    500,000        8,380,000
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          313,600        7,840,000
==========================================================================
                                                                16,220,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

BUILDING PRODUCTS-0.31%

Simpson Manufacturing Co., Inc.(a)                178,000   $    9,149,200
==========================================================================

CASINOS & GAMING-0.61%

International Game Technology(a)                  350,000       17,867,500
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.11%

CDW Computer Centers, Inc.(a)                     700,000       32,235,000
==========================================================================

CONSTRUCTION & ENGINEERING-3.22%

Insituform Technologies, Inc.-Class A(a)          875,000       16,765,000
--------------------------------------------------------------------------
Jacobs Engineering Group Inc.(a)                  650,000       42,601,000
--------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                        1,250,000       34,375,000
==========================================================================
                                                                93,741,000
==========================================================================

CONSUMER FINANCE-1.09%

AmeriCredit Corp.(a)                              700,000       10,850,000
--------------------------------------------------------------------------
Countrywide Credit Industries, Inc.               300,000       11,979,000
--------------------------------------------------------------------------
Doral Financial Corp.                             250,000        8,717,500
==========================================================================
                                                                31,546,500
==========================================================================

DATA PROCESSING SERVICES-2.89%

Concord EFS, Inc.(a)                            1,000,000       27,370,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   750,000       27,892,500
--------------------------------------------------------------------------
Paychex, Inc.                                     900,000       28,854,000
==========================================================================
                                                                84,116,500
==========================================================================

DEPARTMENT STORES-0.57%

Kohl's Corp.(a)                                   300,000       16,683,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.77%

Apollo Group, Inc.-Class A(a)                   1,000,000       40,650,000
--------------------------------------------------------------------------
Cintas Corp.                                      175,000        7,073,500
--------------------------------------------------------------------------
DeVry, Inc.(a)                                  1,000,000       26,950,000
--------------------------------------------------------------------------
DiamondCluster International, Inc.-Class A(a)   1,000,000       10,300,000
--------------------------------------------------------------------------
IMS Health Inc.                                 1,000,000       21,370,000
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             825,000       32,216,250
==========================================================================
                                                               138,559,750
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-4.22%

Affiliated Managers Group, Inc.(a)                500,000       30,850,000
--------------------------------------------------------------------------
Eaton Vance Corp.                                 750,000       21,075,000
--------------------------------------------------------------------------
Federated Investors, Inc.-Class B                 500,000       13,050,000
--------------------------------------------------------------------------
Legg Mason, Inc.                                  400,000       16,844,000
--------------------------------------------------------------------------
SEI Investments Co.                               500,000       15,375,000
--------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A          1,000,000       25,490,000
==========================================================================
                                                               122,684,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ELECTRONIC EQUIPMENT &
  INSTRUMENTS-2.93%

Jabil Circuit, Inc.(a)                            600,000   $   12,720,000
--------------------------------------------------------------------------
PerkinElmer, Inc.                                 525,000       14,127,750
--------------------------------------------------------------------------
Plexus Corp.(a)                                   500,000       12,500,000
--------------------------------------------------------------------------
Tektronix, Inc.(a)                                750,000       14,775,000
--------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   412,700        7,787,649
--------------------------------------------------------------------------
Waters Corp.(a)                                   659,900       23,419,851
==========================================================================
                                                                85,330,250
==========================================================================

EMPLOYMENT SERVICES-2.26%

Administaff, Inc.(a)                              287,800        6,472,622
--------------------------------------------------------------------------
Hall, Kinion & Associates, Inc.(a)(b)           1,000,000        5,090,000
--------------------------------------------------------------------------
On Assignment, Inc.(a)                            167,400        2,713,554
--------------------------------------------------------------------------
Robert Half International Inc.(a)               2,500,000       51,575,000
==========================================================================
                                                                65,851,176
==========================================================================

ENVIRONMENTAL SERVICES-2.14%

Tetra Tech, Inc.(a)(b)                          2,400,000       62,112,000
==========================================================================

FOOTWEAR-0.62%

Vans, Inc.(a)(b)                                1,250,000       17,950,000
==========================================================================

GAS UTILITIES-1.11%

Kinder Morgan, Inc.                               650,000       32,259,500
==========================================================================

GENERAL MERCHANDISE STORES-1.12%

BJ's Wholesale Club, Inc.(a)                      500,000       25,385,000
--------------------------------------------------------------------------
99 Cents Only Stores(a)                           200,400        7,124,220
==========================================================================
                                                                32,509,220
==========================================================================

HEALTH CARE DISTRIBUTORS &
  SERVICES-8.68%

AdvancePCS(a)                                     300,000       18,231,000
--------------------------------------------------------------------------
AmerisourceBergen Corp.                           300,000       19,068,000
--------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                  1,400,000       32,200,000
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                        1,000,000       40,940,000
--------------------------------------------------------------------------
Henry Schein, Inc.(a)                             400,000       13,500,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           300,000       25,860,000
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                        1,200,000       30,840,000
--------------------------------------------------------------------------
McKesson Corp.                                    706,000       26,114,940
--------------------------------------------------------------------------
Patterson Dental Co.(a)                           450,000       17,100,000
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         438,100       28,642,978
==========================================================================
                                                               252,496,918
==========================================================================

HEALTH CARE EQUIPMENT-1.37%

Cytyc Corp.(a)                                    750,000       19,665,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   300,000       20,130,000
==========================================================================
                                                                39,795,000
==========================================================================

HEALTH CARE FACILITIES-3.49%

Community Health Systems, Inc.(a)                 128,100        3,132,045
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   1,450,000       28,260,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
HEALTH CARE FACILITIES-(CONTINUED)

LifePoint Hospitals, Inc.(a)                      631,700   $   19,696,406
--------------------------------------------------------------------------
Province Healthcare Co.(a)                        640,700       17,651,285
--------------------------------------------------------------------------
RehabCare Group, Inc.(a)                          645,400       16,393,160
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          601,900       16,191,110
==========================================================================
                                                               101,324,506
==========================================================================

INDUSTRIAL MACHINERY-0.25%

Danaher Corp.                                     130,000        7,246,200
==========================================================================

INSURANCE BROKERS-0.83%

Brown & Brown                                     164,900        9,465,260
--------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                       400,000       14,616,000
==========================================================================
                                                                24,081,260
==========================================================================

INTERNET SOFTWARE & SERVICES-0.93%

SmartForce Public Ltd. Co.-ADR(a)                 350,000        5,761,000
--------------------------------------------------------------------------
SonicWALL, Inc.(a)                              1,500,000       21,300,000
==========================================================================
                                                                27,061,000
==========================================================================

IT CONSULTING & SERVICES-3.65%

Investment Technology Group, Inc.(a)              750,000       48,307,500
--------------------------------------------------------------------------
Keane, Inc.(a)                                    525,000        7,434,000
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                    2,000,000       50,400,000
==========================================================================
                                                               106,141,500
==========================================================================

LIFE & HEALTH INSURANCE-0.23%

Nationwide Financial Services, Inc.-Class A       200,000        6,804,000
==========================================================================

MANAGED HEALTH CARE-1.86%

First Health Group Corp.(a)                     2,000,000       54,000,000
==========================================================================

MOVIES & ENTERTAINMENT-0.34%

Macrovision Corp.(a)                              400,000        9,844,000
==========================================================================

MULTI-LINE INSURANCE-1.18%

HCC Insurance Holdings, Inc.                    1,250,000       34,362,500
==========================================================================

NETWORKING EQUIPMENT-0.30%

Brocade Communications Systems, Inc.(a)           350,000        8,592,500
==========================================================================

OIL & GAS DRILLING-2.60%

Cooper Cameron Corp.(a)                           500,000       19,500,000
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                   1,500,000       27,030,000
--------------------------------------------------------------------------
Pride International, Inc.(a)                    2,250,000       28,935,000
==========================================================================
                                                                75,465,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.61%

Cal Dive International, Inc.(a)                 1,000,000       20,890,000
--------------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)           900,000       14,670,000
--------------------------------------------------------------------------
Hanover Compressor Co.(a)                       1,300,000       35,854,000
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                       1,000,000       18,520,000
--------------------------------------------------------------------------
Varco International, Inc.(a)                    1,000,000       15,000,000
==========================================================================
                                                               104,934,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

OIL & GAS EXPLORATION &
  PRODUCTION-0.60%

Newfield Exploration Co.(a)                       500,000   $   17,405,000
==========================================================================

PHARMACEUTICALS-1.30%

CIMA Labs Inc.(a)                                 300,000       16,215,000
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           375,000       21,633,750
==========================================================================
                                                                37,848,750
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.52%

ACE Ltd. (Bermuda)                                425,000       14,981,250
==========================================================================

RESTAURANTS-3.44%

CBRL Group, Inc.                                1,000,000       25,110,000
--------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         380,000       14,721,200
--------------------------------------------------------------------------
Sonic Corp.(a)                                  1,000,000       33,510,000
--------------------------------------------------------------------------
Starbucks Corp.(a)                              1,564,500       26,784,240
==========================================================================
                                                               100,125,440
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.36%

Axcelis Technologies, Inc.(a)                     750,000        9,832,500
--------------------------------------------------------------------------
EMCORE Corp.(a)                                   221,600        2,473,056
--------------------------------------------------------------------------
Lam Research Corp.(a)                             400,000        7,584,000
--------------------------------------------------------------------------
LTX Corp.(a)                                      650,000       10,699,000
--------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         300,000        9,012,000
==========================================================================
                                                                39,600,556
==========================================================================

SEMICONDUCTORS-6.56%

Alpha Industries, Inc.(a)                       1,100,000       25,608,000
--------------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                 1,600,000       17,648,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         675,000       23,226,750
--------------------------------------------------------------------------
Cree, Inc.(a)                                     400,000        7,180,000
--------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         500,000       16,375,000
--------------------------------------------------------------------------
Micrel, Inc.(a)                                   500,000       12,575,000
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                    1,000,000       31,220,000
--------------------------------------------------------------------------
QLogic Corp.(a)                                   500,000       19,675,000
--------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         625,000       12,775,000
--------------------------------------------------------------------------
Semtech Corp.(a)                                  650,000       24,537,500
==========================================================================
                                                               190,820,250
==========================================================================

SPECIALTY CHEMICALS-1.25%

OM Group, Inc.                                    600,000       36,330,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SPECIALTY STORES-3.85%

AutoZone, Inc.(a)                                 200,000   $   11,706,000
--------------------------------------------------------------------------
Barnes & Noble, Inc.(a)                           750,000       27,562,500
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         850,000       21,301,000
--------------------------------------------------------------------------
Venator Group, Inc.(a)                          3,000,000       43,500,000
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          300,000        7,770,000
==========================================================================
                                                               111,839,500
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-3.91%

Anaren Microwave, Inc.(a)                         899,900       13,759,471
--------------------------------------------------------------------------
CommScope, Inc.(a)                                750,000       14,662,500
--------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      500,000        9,405,000
--------------------------------------------------------------------------
Polycom, Inc.(a)                                1,000,000       29,980,000
--------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          850,000       17,739,500
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                              1,200,000       28,176,000
==========================================================================
                                                               113,722,471
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.61%

Fastenal Co.                                      300,000       17,715,000
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.17%

AirGate PCS, Inc.(a)                              500,000       25,730,000
--------------------------------------------------------------------------
American Tower Corp.-Class A(a)                   750,000        8,265,000
==========================================================================
                                                                33,995,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,753,858,690)                        2,829,573,520
==========================================================================

MONEY MARKET FUNDS-2.85%

STIC Liquid Assets Portfolio(c)                41,476,328       41,476,328
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        41,476,328       41,476,328
==========================================================================
    Total Money Market Funds (Cost
      $82,952,656)                                              82,952,656
==========================================================================
TOTAL INVESTMENTS-100.18% (Cost
  $2,836,811,346)                                            2,912,526,176
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.18%)                           (5,176,212)
==========================================================================
NET ASSETS-100.00%                                          $2,907,349,964
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/01 was $85,152,000 which represented 2.93% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $2,836,811,346)*                             $2,912,526,176
-------------------------------------------------------------
Receivables for:
  Investments sold                                 23,258,480
-------------------------------------------------------------
  Fund shares sold                                  2,402,147
-------------------------------------------------------------
  Dividends                                           632,352
-------------------------------------------------------------
Investment for deferred compensation plan              95,160
-------------------------------------------------------------
Collateral for securities loaned                  311,796,716
-------------------------------------------------------------
Other assets                                           35,695
=============================================================
    Total assets                                3,250,746,726
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,981,404
-------------------------------------------------------------
  Fund shares reacquired                            6,493,242
-------------------------------------------------------------
  Deferred compensation plan                           95,160
-------------------------------------------------------------
  Collateral upon return of securities loaned     311,796,716
-------------------------------------------------------------
Accrued distribution fees                           1,282,229
-------------------------------------------------------------
Accrued trustees' fees                                  2,881
-------------------------------------------------------------
Accrued transfer agent fees                           583,308
-------------------------------------------------------------
Accrued operating expenses                            161,822
=============================================================
    Total liabilities                             343,396,762
=============================================================
Net assets applicable to shares outstanding    $2,907,349,964
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,516,406,835
_____________________________________________________________
=============================================================
Class B                                        $  294,303,205
_____________________________________________________________
=============================================================
Class C                                        $   96,639,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           289,826,192
_____________________________________________________________
=============================================================
Class B                                            34,843,023
_____________________________________________________________
=============================================================
Class C                                            11,442,349
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         8.68
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.68 divided by
      94.50%)                                  $         9.19
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         8.45
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         8.45
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $309,207,982 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds  $     6,721,845
-------------------------------------------------------------
Dividends                                           3,570,756
-------------------------------------------------------------
Interest                                               11,967
-------------------------------------------------------------
Security lending income                             4,106,821
=============================================================
    Total investment income                        14,411,389
=============================================================

EXPENSES:

Advisory fees                                      23,755,259
-------------------------------------------------------------
Administrative services fees                          276,738
-------------------------------------------------------------
Custodian fees                                        260,290
-------------------------------------------------------------
Distribution fees -- Class A                        8,262,356
-------------------------------------------------------------
Distribution fees -- Class B                        3,431,496
-------------------------------------------------------------
Distribution fees -- Class C                        1,107,492
-------------------------------------------------------------
Transfer agent fees -- Class A                      7,926,292
-------------------------------------------------------------
Transfer agent fees -- Class B                        857,333
-------------------------------------------------------------
Transfer agent fees -- Class C                        276,699
-------------------------------------------------------------
Trustees' fees                                         23,404
-------------------------------------------------------------
Total other expenses                                1,393,669
=============================================================
    Total expenses                                 47,571,028
=============================================================
Less: Fees waived                                      (7,508)
-------------------------------------------------------------
    Expenses paid indirectly                          (98,463)
=============================================================
    Net expenses                                   47,465,057
=============================================================
Net investment income (loss)                      (33,053,668)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (655,234,334)
=============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities      (1,352,849,651)
=============================================================
Net gain (loss) from investment securities     (2,008,083,985)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,041,137,653)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (33,053,668)   $  (34,890,410)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (655,234,334)      978,195,173
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,352,849,651)      362,410,770
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,041,137,653)    1,305,715,533
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (805,640,320)     (320,367,821)
-----------------------------------------------------------------------------------------------
  Class B                                                         (74,578,792)       (4,413,088)
-----------------------------------------------------------------------------------------------
  Class C                                                         (23,638,642)       (1,287,521)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         676,696,702       663,429,973
-----------------------------------------------------------------------------------------------
  Class B                                                         177,773,085       343,326,602
-----------------------------------------------------------------------------------------------
  Class C                                                          58,760,112       112,539,912
===============================================================================================
    Net increase (decrease) in net assets                      (2,031,765,508)    2,098,943,590
===============================================================================================

NET ASSETS:

  Beginning of year                                             4,939,115,472     2,840,171,882
===============================================================================================
  End of year                                                 $ 2,907,349,964    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,487,258,638    $2,607,070,149
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (202,093)         (174,108)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (655,421,411)      903,654,950
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 75,714,830     1,428,564,481
===============================================================================================
                                                              $ 2,907,349,964    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income was increased by $33,025,683, undistributed net realized gains increased by $15,727 and paid in capital decreased by $33,041,410 as a result of net operation loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $636,872,876 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $7,508.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $276,738 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $4,434,848 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $8,262,356, $3,431,496 and $1,107,492, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,095,640 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $127,954 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $8,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $65,345 and reductions in custodian fees of $33,118 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $98,463.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
   At October 31, 2001, securities with an aggregate value of $309,207,982 were on loan to brokers. The loans were secured by cash collateral of $311,796,716 received by the Fund and invested in affiliated money market funds as follows:
$155,898,358 in STIC Liquid Assets Portfolio and $155,898,358 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $4,106,821 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $3,260,841,615 and $3,253,198,052, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 414,174,670
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (357,008,375)
=============================================================================
Net unrealized appreciation of investment securities            $  57,166,295
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $2,855,359,881.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000*
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      66,113,301    $ 764,231,772    204,998,037    $1,165,506,524
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,139,430      187,252,162     21,294,813       379,822,496
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,138,899       70,314,475      6,866,314       122,159,297
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      59,903,743      755,374,108      5,280,778       297,990,645
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,828,105       71,964,367         72,296         4,045,318
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,838,406       22,685,441         19,260         1,076,149
===========================================================================================================================
Reacquired:
  Class A                                                     (77,634,743)    (842,909,178)   (19,341,399)     (800,067,196)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,763,426)     (81,443,444)    (1,179,153)      (40,541,212)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,192,257)     (34,239,804)      (351,490)      (10,695,534)
===========================================================================================================================
                                                               67,371,458    $ 913,229,899    217,659,456    $1,119,296,487
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A(a)
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2001(b)         2000          1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.09)        (0.13)        (0.09)        (0.08)        (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.34)        11.08          4.05         (1.93)         1.90
================================================================================================================================
    Total from investment operations                               (6.43)        10.95          3.96         (2.01)         1.84
================================================================================================================================
Less distributions from net realized gains                         (3.30)        (6.44)        (0.10)        (0.44)        (0.58)
================================================================================================================================
Net asset value, end of period                                $     8.68    $    18.41    $    13.90    $    10.04    $    12.49
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   (40.51)%       47.53%        39.73%       (16.36)%       17.35%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,516,407    $4,444,515    $2,808,451    $2,638,038    $3,864,257
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                             1.17%(d)      1.04%         1.09%         1.06%         1.06%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.79)%(d)    (0.77)%       (0.69)%       (0.64)%       (0.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               89%           79%           75%           69%           73%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $3,304,942,591.

                                                                                  CLASS B(a)
                                                               -------------------------------------------------
                                                                                              MARCH 1, 1999
                                                               YEAR ENDED OCTOBER 31,     (DATE SALES COMMENCED)
                                                               -----------------------        TO OCTOBER 31,
                                                                2001(b)        2000                1999
                                                               ---------     ---------    ----------------------
Net asset value, beginning of period                           $  18.12      $  13.81            $ 10.85
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)        (0.29)             (0.07)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.20)        11.04               3.03
================================================================================================================
    Total from investment operations                              (6.37)        10.75               2.96
================================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)                --
================================================================================================================
Net asset value, end of period                                 $   8.45      $  18.12            $ 13.81
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  (40.90)%       46.29%             27.27%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $294,303      $374,010            $24,914
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            1.94%(d)      1.86%              2.08%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.55)%(d)    (1.59)%            (1.68)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                              89%           79%                75%
________________________________________________________________________________________________________________
================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $343,149,601.
(e)  Annualized.

                                                                                  CLASS C(a)
                                                               -------------------------------------------------
                                                                                              MARCH 1, 1999
                                                               YEAR ENDED OCTOBER 31,     (DATE SALES COMMENCED)
                                                               -----------------------        TO OCTOBER 31,
                                                                2001(b)        2000                1999
                                                               ---------     ---------    ----------------------
Net asset value, beginning of period                           $  18.11      $  13.81             $10.85
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)        (0.29)             (0.07)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.19)        11.03               3.03
================================================================================================================
    Total from investment operations                              (6.36)        10.74               2.96
================================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)                --
================================================================================================================
Net asset value, end of period                                 $   8.45      $  18.11             $13.81
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  (40.86)%       46.21%             27.27%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 96,640      $120,591             $6,807
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            1.94%(d)      1.86%              2.08%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.55)%(d)    (1.59)%            (1.68)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                              89%           79%                75%
________________________________________________________________________________________________________________
================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $110,749,185.
(e)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Blue Chip Fund
                       And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Blue Chip Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Blue Chip Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.06%

ADVERTISING-0.52%

Interpublic Group of Cos., Inc. (The)           1,000,000   $   22,450,000
==========================================================================

AEROSPACE & DEFENSE-1.37%

General Dynamics Corp.                            300,000       24,480,000
--------------------------------------------------------------------------
United Technologies Corp.                         650,000       35,028,500
==========================================================================
                                                                59,508,500
==========================================================================

ALUMINUM-0.65%

Alcoa Inc.                                        875,000       28,236,250
==========================================================================

BANKS-2.24%

Fifth Third Bancorp                             1,000,000       56,420,000
--------------------------------------------------------------------------
Wells Fargo & Co.                               1,050,000       41,475,000
==========================================================================
                                                                97,895,000
==========================================================================

BIOTECHNOLOGY-1.66%

Amgen Inc.(a)                                   1,275,000       72,445,500
==========================================================================

COMPUTER HARDWARE-2.00%

Dell Computer Corp.(a)                            450,000       10,791,000
--------------------------------------------------------------------------
International Business Machines Corp.             460,000       49,712,200
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                       2,650,000       26,897,500
==========================================================================
                                                                87,400,700
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.28%

EMC Corp.(a)                                    1,000,000       12,320,000
==========================================================================

DATA PROCESSING SERVICES-2.40%

First Data Corp.                                1,000,000       67,570,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                 1,000,000       37,190,000
==========================================================================
                                                               104,760,000
==========================================================================

DEPARTMENT STORES-0.51%

Kohl's Corp.(a)                                   400,000       22,244,000
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.51%

Citigroup Inc.                                  3,625,000      165,010,000
--------------------------------------------------------------------------
Fannie Mae                                      1,150,000       93,104,000
--------------------------------------------------------------------------
Freddie Mac                                     1,150,000       77,993,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         2,125,000       75,140,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       1,450,000       63,379,500
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                1,450,000       70,934,000
==========================================================================
                                                               545,560,500
==========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                      650,000       21,047,000
==========================================================================

ELECTRIC UTILITIES-1.31%

Calpine Corp.(a)                                  600,000       14,850,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
ELECTRIC UTILITIES-(CONTINUED)

Duke Energy Corp.                               1,100,000   $   42,251,000
==========================================================================
                                                                57,101,000
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.76%

Sanmina Corp.(a)                                2,200,000       33,308,000
==========================================================================

FOOD DISTRIBUTORS-1.08%

SYSCO Corp.                                     1,950,000       47,014,500
==========================================================================

FOOD RETAIL-1.19%

Safeway Inc.(a)                                 1,250,000       52,062,500
==========================================================================

GAS UTILITIES-0.84%

El Paso Corp.                                     750,000       36,795,000
==========================================================================

GENERAL MERCHANDISE STORES-4.09%

Costco Wholesale Corp.(a)                         500,000       18,915,000
--------------------------------------------------------------------------
Target Corp.                                    1,575,000       49,061,250
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           2,150,000      110,510,000
==========================================================================
                                                               178,486,250
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.31%

Cardinal Health, Inc.                             850,000       57,043,500
==========================================================================

HEALTH CARE EQUIPMENT-2.51%

Baxter International Inc.                         900,000       43,533,000
--------------------------------------------------------------------------
Medtronic, Inc.                                 1,450,000       58,435,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          250,000        7,727,500
==========================================================================
                                                               109,695,500
==========================================================================

HEALTH CARE FACILITIES-1.27%

HCA Inc.                                        1,400,000       55,524,000
==========================================================================

HOME IMPROVEMENT RETAIL-2.24%

Home Depot, Inc. (The)                          2,550,000       97,486,500
==========================================================================

HOUSEHOLD PRODUCTS-1.15%

Colgate-Palmolive Co.                             875,000       50,330,000
==========================================================================

INDUSTRIAL CONGLOMERATES-8.04%

General Electric Co.                            5,850,000      212,998,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               2,800,000      137,592,000
==========================================================================
                                                               350,590,500
==========================================================================

INDUSTRIAL GASES-0.64%

Air Products & Chemicals, Inc.                    700,000       28,028,000
==========================================================================

INTEGRATED OIL & GAS-3.71%

Exxon Mobil Corp.                               3,625,000      143,006,250
--------------------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR (Netherlands)       375,000       18,941,250
==========================================================================
                                                               161,947,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

INTEGRATED TELECOMMUNICATION SERVICES-2.06%

BellSouth Corp.                                   625,000   $   23,125,000
--------------------------------------------------------------------------
SBC Communications Inc.                         1,750,000       66,692,500
==========================================================================
                                                                89,817,500
==========================================================================

MANAGED HEALTH CARE-0.95%

UnitedHealth Group Inc.                           630,000       41,422,500
==========================================================================

MOVIES & ENTERTAINMENT-3.23%

AOL Time Warner Inc.(a)                         3,000,000       93,630,000
--------------------------------------------------------------------------
Viacom Inc.-Class B(a)                          1,300,000       47,463,000
==========================================================================
                                                               141,093,000
==========================================================================

MULTI-LINE INSURANCE-3.02%

American International Group, Inc.              1,675,000      131,655,000
==========================================================================

MULTI-UTILITIES-0.78%

Dynegy Inc.-Class A                               750,000       26,925,000
--------------------------------------------------------------------------
Enron Corp.                                       500,000        6,950,000
==========================================================================
                                                                33,875,000
==========================================================================

NETWORKING EQUIPMENT-2.37%

Cisco Systems, Inc.(a)                          6,100,000      103,212,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.11%

Halliburton Co.                                   925,000       22,838,250
--------------------------------------------------------------------------
Schlumberger Ltd.                                 525,000       25,420,500
==========================================================================
                                                                48,258,750
==========================================================================

PHARMACEUTICALS-12.90%

Abbott Laboratories                               550,000       29,139,000
--------------------------------------------------------------------------
Allergan, Inc.                                  1,050,000       75,379,500
--------------------------------------------------------------------------
American Home Products Corp.                      650,000       36,289,500
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,275,000       68,148,750
--------------------------------------------------------------------------
Johnson & Johnson                               1,775,000      102,790,250
--------------------------------------------------------------------------
Pfizer Inc.                                     4,000,000      167,600,000
--------------------------------------------------------------------------
Pharmacia Corp.                                   725,000       29,377,000
--------------------------------------------------------------------------
Schering-Plough Corp.                           1,450,000       53,911,000
==========================================================================
                                                               562,635,000
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.45%

ACE Ltd. (Bermuda)                                290,000       10,222,500
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 110,000        9,554,600
==========================================================================
                                                                19,777,100
==========================================================================

RAILROADS-0.45%

Canadian National Railroad Co. (Canada)           500,000       19,800,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SEMICONDUCTOR EQUIPMENT-2.29%

Applied Materials, Inc.(a)                      1,550,000   $   52,870,500
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                             1,150,000       46,989,000
==========================================================================
                                                                99,859,500
==========================================================================

SEMICONDUCTORS-4.00%

Altera Corp.(a)                                 1,000,000       20,200,000
--------------------------------------------------------------------------
Analog Devices, Inc.(a)                           800,000       30,400,000
--------------------------------------------------------------------------
Intel Corp.                                     1,500,000       36,630,000
--------------------------------------------------------------------------
Linear Technology Corp.                           300,000       11,640,000
--------------------------------------------------------------------------
Texas Instruments Inc.                          1,550,000       43,384,500
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                 1,050,000       31,941,000
==========================================================================
                                                               174,195,500
==========================================================================

SOFT DRINKS-1.31%

PepsiCo, Inc.                                   1,175,000       57,234,250
==========================================================================

SPECIALTY STORES-0.46%

Bed Bath & Beyond Inc.(a)                         800,000       20,048,000
==========================================================================

SYSTEMS SOFTWARE-5.10%

Microsoft Corp.(a)                              2,300,000      133,745,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 3,600,000       48,816,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,400,000       39,732,000
==========================================================================
                                                               222,293,000
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.85%

Nokia Oyj-ADR (Finland)                         1,800,000       36,918,000
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.97%

Vodafone Group PLC-ADR (United Kingdom)         1,825,000       42,194,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,063,887,651)                        4,233,568,300
==========================================================================

MONEY MARKET FUNDS-3.09%

STIC Liquid Assets Portfolio(b)                67,493,023       67,493,023
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        67,493,023       67,493,023
==========================================================================
    Total Money Market Funds (Cost
      $134,986,046)                                            134,986,046
==========================================================================
TOTAL INVESTMENTS-100.15% (Cost
  $4,198,873,697)                                            4,368,554,346
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.15)%                           (6,650,271)
==========================================================================
NET ASSETS-100.00%                                          $4,361,904,075
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,198,873,697)*                             $4,368,554,346
-------------------------------------------------------------
Foreign currencies, at value (cost $2,940)              2,828
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,701,080
-------------------------------------------------------------
  Fund shares sold                                  3,693,825
-------------------------------------------------------------
  Dividends and interest                            2,884,682
-------------------------------------------------------------
Investment for deferred compensation plan              65,489
-------------------------------------------------------------
Collateral for securities loaned                  140,006,800
-------------------------------------------------------------
Other assets                                           50,271
=============================================================
    Total assets                                4,520,959,321
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,438,635
-------------------------------------------------------------
  Fund shares reacquired                           11,623,593
-------------------------------------------------------------
  Deferred compensation plan                           65,489
-------------------------------------------------------------
  Collateral upon return of securities loaned     140,006,800
-------------------------------------------------------------
Accrued distribution fees                           3,960,564
-------------------------------------------------------------
Accrued trustees' fees                                  2,915
-------------------------------------------------------------
Accrued transfer agent fees                         1,596,362
-------------------------------------------------------------
Accrued operating expenses                            360,888
=============================================================
    Total liabilities                             159,055,246
=============================================================
Net assets applicable to shares outstanding    $4,361,904,075
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,067,602,167
_____________________________________________________________
=============================================================
Class B                                        $1,806,464,028
_____________________________________________________________
=============================================================
Class C                                        $  487,837,880
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           184,210,827
_____________________________________________________________
=============================================================
Class B                                           166,113,892
_____________________________________________________________
=============================================================
Class C                                            44,862,086
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        11.22
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.22 divided by
      94.50%)                                  $        11.87
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.87
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $133,915,521 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $287,888)                                   $    42,874,285
-------------------------------------------------------------
Dividends from affiliated money market funds       12,134,556
-------------------------------------------------------------
Interest                                              166,170
-------------------------------------------------------------
Security lending income                               245,142
=============================================================
    Total investment income                        55,420,153
=============================================================

EXPENSES:

Advisory fees                                      35,318,225
-------------------------------------------------------------
Administrative services fees                          331,400
-------------------------------------------------------------
Custodian fees                                        318,803
-------------------------------------------------------------
Distribution fees -- Class A                        9,264,516
-------------------------------------------------------------
Distribution fees -- Class B                       23,065,985
-------------------------------------------------------------
Distribution fees -- Class C                        6,273,129
-------------------------------------------------------------
Transfer agent fees -- Class A                      6,703,381
-------------------------------------------------------------
Transfer agent fees -- Class B                      6,041,346
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,643,032
-------------------------------------------------------------
Trustees' fees                                         29,498
-------------------------------------------------------------
Other                                               1,943,980
=============================================================
    Total expenses                                 90,933,295
=============================================================
Less: Fees waived                                    (153,216)
-------------------------------------------------------------
    Expenses paid indirectly                          (97,797)
=============================================================
    Net expenses                                   90,682,282
=============================================================
Net investment income (loss)                      (35,262,129)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (875,677,465)
-------------------------------------------------------------
  Foreign currencies                                     (168)
-------------------------------------------------------------
  Futures contracts                                  (102,691)
=============================================================
                                                 (875,780,324)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,586,303,937)
-------------------------------------------------------------
  Foreign currencies                                    6,224
=============================================================
                                               (1,586,297,713)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (2,462,078,037)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,497,340,166)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (35,262,129)   $  (38,897,346)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and options
    contracts                                                    (875,780,324)     (192,471,545)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and options contracts                            (1,586,297,713)      713,644,598
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,497,340,166)      482,275,707
===============================================================================================
Share transactions-net:
  Class A                                                          81,644,114       608,764,340
-----------------------------------------------------------------------------------------------
  Class B                                                          98,738,160       660,832,200
-----------------------------------------------------------------------------------------------
  Class C                                                          49,072,979       337,243,562
===============================================================================================
    Net increase (decrease) in net assets                      (2,267,884,913)    2,089,115,809
===============================================================================================

NET ASSETS:

  Beginning of year                                             6,629,788,988     4,540,673,179
===============================================================================================
  End of year                                                 $ 4,361,904,075    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 5,301,981,761    $5,107,761,635
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (133,954)         (106,761)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    options contracts                                          (1,109,616,802)     (233,836,669)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            169,673,070     1,755,970,783
===============================================================================================
                                                              $ 4,361,904,075    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income (loss) was increased by $35,234,936, undistributed net realized gains increased by $191 and paid in capital decreased by $35,235,127 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund's capital loss carryforward of $1,058,100,548 is broken down by expiration date as follows:

     CAPITAL
LOSS CARRYFORWARD     EXPIRATION
-----------------  ----------------
 $   38,614,683    October 31, 2007
===================================
    185,511,022    October 31, 2008
===================================
    833,974,843    October 31, 2009
===================================
 $1,058,100,548
___________________________________
===================================

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes, based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001 AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $153,216.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $331,400 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $7,316,456 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the

Class A, Class B and Class C shares paid AIM Distributors $9,264,516, $23,065,985 and $6,273,129, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,579,184 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $251,600 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $11,278 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $97,051 and reductions in custodian fees of $746 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $97,797.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED
  The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $133,915,521 were on loan to brokers. The loans were secured by cash collateral of $140,006,800 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $245,142 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,188,599,269 and $1,644,779,358, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 493,198,321
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (375,033,298)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 118,164,393
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,250,389,953.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      59,896,009    $ 859,547,781    148,715,420    $1,263,107,272
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      38,414,696      544,596,082    129,401,524       992,150,930
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      15,458,538      219,941,831     37,286,271       429,625,653
===========================================================================================================================
Reacquired:
  Class A                                                     (58,620,165)    (777,903,667)   (15,253,996)     (654,342,932)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (35,112,835)    (445,857,922)    (8,016,409)     (331,318,730)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (13,300,112)    (170,868,852)    (2,250,850)      (92,382,091)
===========================================================================================================================
                                                                6,736,131    $ 229,455,253    289,881,960    $1,606,840,102
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A(a)
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 2001        2000(b)         1999        1998(b)      1997(b)
                                                              ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    17.29    $    15.49    $    12.05    $    10.32    $   8.69
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)        (0.05)         0.01          0.04        0.06
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.03)         1.85          3.47          1.92        2.31
==============================================================================================================================
    Total from investment operations                               (6.07)         1.80          3.48          1.96        2.37
==============================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.01)        (0.02)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --            --         (0.03)        (0.21)      (0.72)
==============================================================================================================================
    Total distributions                                               --            --         (0.04)        (0.23)      (0.74)
==============================================================================================================================
Net asset value, end of period                                $    11.22    $    17.29    $    15.49    $    12.05    $  10.32
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   (35.11)%       11.60%        29.01%        19.36%      29.68%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,067,602    $3,163,453    $2,299,551    $1,085,648    $498,178
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.28%(d)      1.19%         1.19%         1.22%       1.31%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.28%(d)      1.19%         1.19%         1.22%       1.32%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.29)%(d)    (0.31)%        0.03%        0.33%       0.50%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               31%           22%           22%           27%         43%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,647,004,665.

                                                                                        CLASS B(a)
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                 2001        2000(b)       1999(b)        1998      1997(b)
                                                              ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $    16.87    $    15.22    $    11.91    $  10.25    $   8.69
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.17)        (0.10)      (0.04)      (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.87)         1.82          3.44        1.91        2.30
============================================================================================================================
    Total from investment operations                               (6.00)         1.65          3.34        1.87        2.29
============================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --            --          --       (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --            --         (0.03)      (0.21)      (0.72)
============================================================================================================================
Net asset value, end of period                                $    10.87    $    16.87    $    15.22    $  11.91    $  10.25
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   (35.57)%       10.87%        28.08%      18.52%      28.81%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,806,464    $2,746,149    $1,891,171    $745,862    $264,337
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.94%(d)      1.88%         1.91%       1.94%       2.10%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.94%(d)      1.88%         1.91%       1.94%       2.12%
============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.94)%(d)    (1.00)%       (0.68)%     (0.38)%     (0.28)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                               31%           22%           22%         27%         43%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $2,306,598,522.

                                                                                          CLASS C(a)
                                                             --------------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                                       YEAR ENDED OCTOBER 31,              (DATE SALES COMMENCED)
                                                             ------------------------------------------        TO OCTOBER 31,
                                                              2001      2000 (b)    1999(b)     1998(b)           1997(b)
                                                             -------    --------    --------    -------    ----------------------
Net asset value, beginning of period                         $ 16.86    $  15.21    $  11.91    $ 10.25            $10.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.13)      (0.17)      (0.10)     (0.04)               --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (5.86)       1.82        3.43       1.91             (0.32)
=================================================================================================================================
    Total from investment operations                           (5.99)       1.65        3.33       1.87             (0.32)
=================================================================================================================================
Less distributions from net realized gains                        --          --       (0.03)     (0.21)               --
=================================================================================================================================
Net asset value, end of period                               $ 10.87    $  16.86    $  15.21    $ 11.91            $10.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (35.53)%     10.82%      28.09%     18.52%            (3.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $487,838    $720,186    $349,951    $87,554            $3,947
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.94%(d)    1.88%       1.90%      1.94%             2.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.94%(d)    1.88%       1.90%      1.94%             2.12%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.94)%(d)  (1.00)%     (0.68)%    (0.38)%           (0.28)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           31%         22%         22%        27%               43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $627,312,890.
(e)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Capital Development Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Capital Development Fund (a series portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Capital Development Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                            MARKET
                                               SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.17%

ADVERTISING-0.91%

Lamar Advertising Co.(a)                       318,500   $  10,000,900
======================================================================

AEROSPACE & DEFENSE-0.47%

Aeroflex Inc.(a)                               350,100       5,135,967
======================================================================

AGRICULTURAL PRODUCTS-0.63%

Bunge Ltd.                                     391,400       6,896,468
======================================================================

APPAREL RETAIL-1.64%

Abercrombie & Fitch Co.-Class A(a)             324,900       6,114,618
----------------------------------------------------------------------
Ross Stores, Inc.                              378,200      11,837,660
======================================================================
                                                            17,952,278
======================================================================

APPLICATION SOFTWARE-3.22%

Intuit Inc.(a)                                 333,200      13,401,304
----------------------------------------------------------------------
Peregrine Systems, Inc.(a)                     181,000       2,613,640
----------------------------------------------------------------------
Secure Computing Corp.(a)                      410,400       6,710,040
----------------------------------------------------------------------
Synopsys, Inc.(a)                              268,900      12,638,300
======================================================================
                                                            35,363,284
======================================================================

AUTO PARTS & EQUIPMENT-1.09%

Gentex Corp.(a)                                286,300       6,813,940
----------------------------------------------------------------------
Lear Corp.(a)                                  167,800       5,151,460
======================================================================
                                                            11,965,400
======================================================================

BANKS-2.16%

Compass Bancshares, Inc.                       485,400      12,149,562
----------------------------------------------------------------------
Zions Bancorp                                  241,500      11,572,680
======================================================================
                                                            23,722,242
======================================================================

BROADCASTING & CABLE TV-3.79%

Cablevision Systems Corp.-Class A(a)           300,000      10,275,000
----------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)        347,300       4,910,822
----------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                     300,000       6,510,000
----------------------------------------------------------------------
Entercom Communications Corp.(a)               100,000       3,370,000
----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                 390,300       6,541,428
----------------------------------------------------------------------
Mediacom Communications Corp.(a)               739,700       9,926,774
======================================================================
                                                            41,534,024
======================================================================

BUILDING PRODUCTS-1.12%

American Standard Cos. Inc.(a)                 212,600      12,309,540
======================================================================

CASINOS & GAMING-1.08%

Harrah's Entertainment, Inc.(a)                406,200      11,832,606
======================================================================

CATALOG RETAIL-0.32%

Insight Enterprises, Inc.(a)                   218,550       3,551,438
======================================================================

                                                            MARKET
                                               SHARES        VALUE

COMPUTER & ELECTRONICS RETAIL-2.18%

Best Buy Co., Inc.(a)                          197,400   $  10,837,260
----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                  285,000      13,124,250
======================================================================
                                                            23,961,510
======================================================================

COMPUTER HARDWARE-0.57%

Apple Computer, Inc.(a)                        354,500       6,225,020
======================================================================

CONSUMER FINANCE-2.06%

AmeriCredit Corp.(a)                           262,900       4,074,950
----------------------------------------------------------------------
Countrywide Credit Industries, Inc.            242,900       9,698,997
----------------------------------------------------------------------
Metris Companies Inc.                          351,300       5,694,573
----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $3,120,900)(a)(b)             309,000       3,128,625
======================================================================
                                                            22,597,145
======================================================================

DATA PROCESSING SERVICES-3.35%

BISYS Group, Inc. (The)(a)                     137,300       7,142,346
----------------------------------------------------------------------
Ceridian Corp.(a)                              664,700      10,960,903
----------------------------------------------------------------------
Certegy Inc.(a)                                385,250      10,979,625
----------------------------------------------------------------------
Concord EFS, Inc.(a)                           279,400       7,647,178
======================================================================
                                                            36,730,052
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.41%

Edison Schools Inc.(a)                         669,100      12,612,535
----------------------------------------------------------------------
Equifax Inc.                                   502,300      11,231,428
----------------------------------------------------------------------
Iron Mountain Inc.(a)                          250,000       9,762,500
----------------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)               249,700       3,807,925
======================================================================
                                                            37,414,388
======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.13%

Affiliated Managers Group, Inc.(a)             197,500      12,185,750
----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                 826,100      13,217,600
----------------------------------------------------------------------
Allied Capital Corp.                           285,800       6,436,216
----------------------------------------------------------------------
Ambac Financial Group, Inc.                    240,600      11,548,800
----------------------------------------------------------------------
American Capital Strategies, Ltd.              413,600      10,244,872
----------------------------------------------------------------------
Legg Mason, Inc.                               145,100       6,110,161
----------------------------------------------------------------------
Phoenix Cos., Inc. (The)(a)                    658,100       8,456,585
----------------------------------------------------------------------
SEI Investments Co.                            261,600       8,044,200
----------------------------------------------------------------------
USA Education Inc.                             159,100      12,976,196
======================================================================
                                                            89,220,380
======================================================================

DRUG RETAIL-0.87%

Duane Reade, Inc.(a)                           317,400       9,496,608
======================================================================

ELECTRIC UTILITIES-2.20%

Constellation Energy Group, Inc.               432,400       9,672,788
----------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                  560,600      14,469,086
======================================================================
                                                            24,141,874
======================================================================

                                                            MARKET
                                               SHARES        VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.99%

Cooper Industries, Inc.                        279,100   $  10,801,170
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.54%

Celestica Inc. (Canada)(a)                     300,000      10,296,000
----------------------------------------------------------------------
Garmin Ltd.(a)                                 495,000       8,320,950
----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)           289,200      13,277,172
----------------------------------------------------------------------
Tektronix, Inc.(a)                             460,000       9,062,000
----------------------------------------------------------------------
Varian Inc.(a)                                 350,000       8,869,000
======================================================================
                                                            49,825,122
======================================================================

ENVIRONMENTAL SERVICES-0.95%

Republic Services, Inc.(a)                     636,100      10,419,318
======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.96%

Monsanto Co.                                   335,600      10,504,280
======================================================================

FOREST PRODUCTS-1.09%

Plum Creek Timber Company, Inc.                434,400      12,002,472
======================================================================

GAS UTILITIES-0.56%

Kinder Morgan, Inc.(c)                         123,700       6,139,231
======================================================================

GENERAL MERCHANDISE STORES-1.27%

BJ's Wholesale Club, Inc.(a)(c)                160,500       8,148,585
----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                    256,700       5,768,049
======================================================================
                                                            13,916,634
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.28%

Apria Healthcare Group Inc.(a)                 450,700      10,366,100
----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)        170,200      14,671,240
----------------------------------------------------------------------
Lincare Holdings Inc.(a)                       426,300      10,955,910
======================================================================
                                                            35,993,250
======================================================================

HEALTH CARE FACILITIES-1.43%

LifePoint Hospitals, Inc.(a)                   149,100       4,648,938
----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                       408,700      10,994,030
======================================================================
                                                            15,642,968
======================================================================

INSURANCE BROKERS-1.04%

Aon Corp.                                      301,000      11,450,040
======================================================================

IT CONSULTING & SERVICES-2.48%

Affiliated Computer Services, Inc.-Class A(a)  149,000      13,119,450
----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                   169,800       4,278,960
----------------------------------------------------------------------
Titan Corp. (The)(a)                           373,400       9,756,942
======================================================================
                                                            27,155,352
======================================================================

LEISURE PRODUCTS-1.20%

Mattel, Inc.(a)                                694,700      13,150,671
======================================================================

LIFE & HEALTH INSURANCE-0.79%

Nationwide Financial Services, Inc.-Class A    203,900       6,936,678
----------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)        76,800       1,728,000
======================================================================
                                                             8,664,678
======================================================================

                                                            MARKET
                                               SHARES        VALUE

MANAGED HEALTH CARE-3.42%

Anthem, Inc.(a)                                267,800   $  11,215,464
----------------------------------------------------------------------
First Health Group Corp.(a)                    517,800      13,980,600
----------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)        392,400       9,900,252
----------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                      39,000       2,394,210
======================================================================
                                                            37,490,526
======================================================================

MULTI-UTILITIES-1.41%

Aquila, Inc.(a)                                277,800       5,097,630
----------------------------------------------------------------------
UtiliCorp United Inc.                          348,300      10,320,129
======================================================================
                                                            15,417,759
======================================================================

NETWORKING EQUIPMENT-0.32%

Lantronix, Inc.(a)                             550,000       3,536,500
======================================================================

OIL & GAS DRILLING-0.54%

Santa Fe International Corp.                   243,200       5,919,488
======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.21%

BJ Services Co.(a)                             334,000       8,547,060
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                   539,500       4,693,650
======================================================================
                                                            13,240,710
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.63%

Kerr-McGee Corp.                               204,300      11,767,680
----------------------------------------------------------------------
Murphy Oil Corporation                          76,400       6,073,800
======================================================================
                                                            17,841,480
======================================================================

PACKAGED FOODS-0.51%

Hershey Foods Corporation                       88,100       5,614,613
======================================================================

PAPER PRODUCTS-1.03%

Bowater Inc.                                   253,000      11,314,160
======================================================================

PHARMACEUTICALS-5.02%

Altana A.G. (Germany)                          246,500      11,538,123
----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                      342,200      16,172,372
----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                      410,600       9,940,626
----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                  262,400      11,729,280
----------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                118,800       5,664,384
======================================================================
                                                            55,044,785
======================================================================

PROPERTY & CASUALTY INSURANCE-2.38%

ACE Ltd. (Bermuda)                             319,917      11,277,074
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)(c)           170,900      14,844,374
======================================================================
                                                            26,121,448
======================================================================

REAL ESTATE INVESTMENT TRUSTS-1.98%

Apartment Investment & Management Co.-Class A  251,090      10,538,247
----------------------------------------------------------------------
Mack-Cali Realty Corp.                         358,800      11,122,800
======================================================================
                                                            21,661,047
======================================================================

                                                            MARKET
                                               SHARES        VALUE

REINSURANCE-1.44%

Annuity and Life Reassurance Holdings, Ltd.
  (Bermuda)                                       170,700   $   3,967,068
-------------------------------------------------------------------------
Everest Re Group, Ltd. (Bermuda)                  177,700      11,879,245
=========================================================================
                                                               15,846,313
=========================================================================

RESTAURANTS-2.93%

Brinker International, Inc.(a)                    456,400      11,592,560
-------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         134,100       5,195,034
-------------------------------------------------------------------------
Jack in the Box Inc.(a)                           159,700       3,928,620
-------------------------------------------------------------------------
Starbucks Corp.(a)                                668,000      11,436,160
=========================================================================
                                                               32,152,374
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.94%

Novellus Systems, Inc.(a)                         153,300       5,063,499
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         175,000       5,257,000
=========================================================================
                                                               10,320,499
=========================================================================

SEMICONDUCTORS-4.54%

Alpha Industries, Inc.(a)                         284,700       6,627,816
-------------------------------------------------------------------------
International Rectifier Corp.(a)                  376,500      13,218,915
-------------------------------------------------------------------------
Micrel, Incorporated(a)(c)                        152,000       3,822,800
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                      447,975      13,985,780
-------------------------------------------------------------------------
Semtech Corp.(a)                                  321,000      12,117,750
=========================================================================
                                                               49,773,061
=========================================================================

SPECIALTY STORES-1.29%

Copart, Inc.(a)                                   133,700       3,924,095
-------------------------------------------------------------------------
Venator Group, Inc.(a)                            705,400      10,228,300
=========================================================================
                                                               14,152,395
=========================================================================

SYSTEMS SOFTWARE-1.61%

Adobe Systems Inc.                                433,000      11,431,200
-------------------------------------------------------------------------
Symantec Corp.(a)                                 112,500       6,186,375
=========================================================================
                                                               17,617,575
=========================================================================

                                                               MARKET
                                                  SHARES        VALUE

TELECOMMUNICATIONS EQUIPMENT-0.60%

Comverse Technology, Inc.(a)                      352,100   $   6,623,001
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

Telephone and Data Systems, Inc.                   73,900       6,495,810
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $862,235,426)                         1,021,899,854
_________________________________________________________________________
=========================================================================

                                   NUMBER
                                     OF     EXERCISE   EXPIRATION
                                  CONTRACTS   PRICE       DATE
PUT OPTIONS PURCHASED-0.04%

GAS UTILITIES-0.01%

Kinder Morgan, Inc.                 1,237       45     Nov-01      46,387
=========================================================================

GENERAL MERCHANDISE STORES-0.01%

BJ's Wholesale Club, Inc.             800       50     Nov-01     114,000
=========================================================================

SEMICONDUCTORS-0.02%

Micrel, Incorporated                1,520       25     Nov-01     239,400
=========================================================================
    Total Put Options Purchased
      (Cost $831,576)                                             399,787
_________________________________________________________________________
=========================================================================

                                               SHARES
MONEY MARKET FUNDS-7.01%

STIC Liquid Assets Portfolio(d)                 38,451,632     38,451,632
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                         38,451,632     38,451,632
=========================================================================
    Total Money Market Funds (Cost
      $76,903,264)                                             76,903,264
=========================================================================
TOTAL INVESTMENTS-100.22% (Cost $939,970,266)               1,099,202,905
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.22%)                          (2,398,433)
=========================================================================
NET ASSETS-100.00%                                         $1,096,804,472
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 10/31/01 represented 0.29% of the Fund's net assets.
(c)  A portion of this security is subject to call options written. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $939,970,266)*                                        $1,099,202,905
----------------------------------------------------------------------
Receivables for:
  Investments sold                                          14,301,949
----------------------------------------------------------------------
  Fund shares sold                                             709,238
----------------------------------------------------------------------
  Dividends                                                    676,916
----------------------------------------------------------------------
Investment for deferred compensation plan                       40,005
----------------------------------------------------------------------
Collateral for securities loaned                           108,019,789
----------------------------------------------------------------------
Other assets                                                    16,990
======================================================================
    Total assets                                         1,222,967,792
======================================================================

LIABILITIES:

Payables for:
  Investments purchased                                     12,977,906
----------------------------------------------------------------------
  Fund shares reacquired                                     2,710,734
----------------------------------------------------------------------
  Options written (premiums received
    $1,099,367)                                                810,408
----------------------------------------------------------------------
  Deferred compensation plan                                    40,005
----------------------------------------------------------------------
  Collateral upon return of securities loaned              108,019,789
----------------------------------------------------------------------
Accrued distribution fees                                    1,012,825
----------------------------------------------------------------------
Accrued trustees' fees                                           1,376
----------------------------------------------------------------------
Accrued transfer agent fees                                    443,051
----------------------------------------------------------------------
Accrued operating expenses                                     147,226
======================================================================
    Total liabilities                                      126,163,320
======================================================================
Net assets applicable to shares outstanding             $1,096,804,472
______________________________________________________________________
======================================================================

NET ASSETS:

Class A                                                 $  576,659,604
______________________________________________________________________
======================================================================
Class B                                                 $  454,017,599
______________________________________________________________________
======================================================================
Class C                                                 $   66,127,269
______________________________________________________________________
======================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                                     39,244,317
______________________________________________________________________
======================================================================
Class B                                                     32,190,014
______________________________________________________________________
======================================================================
Class C                                                      4,691,502
______________________________________________________________________
======================================================================
Class A:
  Net asset value per share                             $        14.69
----------------------------------------------------------------------
  Offering price per share: for the division
    symbol]
    (Net asset value of $14.69 divided by 94.50%)       $        15.54
______________________________________________________________________
======================================================================
Class B:
  Net asset value and offering price per
    share                                               $        14.10
______________________________________________________________________
======================================================================
Class C:
  Net asset value and offering price per
    share                                               $        14.10
______________________________________________________________________
======================================================================

* At October 31, 2001, securities with an aggregate market value of $105,883,145 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,980)                                      $   8,028,457
------------------------------------------------------------
Dividends from affiliated money market funds       4,072,797
------------------------------------------------------------
Interest                                             201,533
------------------------------------------------------------
Security lending income                            2,216,701
============================================================
    Total investment income                       14,519,488
============================================================

EXPENSES:

Advisory fees                                      8,548,376
------------------------------------------------------------
Administrative services fees                         160,775
------------------------------------------------------------
Custodian fees                                       107,468
------------------------------------------------------------
Distribution fees -- Class A                       2,371,880
------------------------------------------------------------
Distribution fees -- Class B                       5,430,170
------------------------------------------------------------
Distribution fees -- Class C                         770,433
------------------------------------------------------------
Transfer agent fees -- Class A                     1,804,999
------------------------------------------------------------
Transfer agent fees -- Class B                     1,478,333
------------------------------------------------------------
Transfer agent fees -- Class C                       209,746
------------------------------------------------------------
Trustees' fees                                        12,820
------------------------------------------------------------
Other                                                471,840
============================================================
    Total expenses                                21,366,840
============================================================
Less: Fees waived                                     (3,281)
------------------------------------------------------------
    Expenses paid indirectly                         (25,515)
============================================================
    Net expenses                                  21,338,044
============================================================
Net investment income (loss)                      (6,818,556)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (7,222,320)
------------------------------------------------------------
  Foreign currencies                                 (52,237)
------------------------------------------------------------
  Option contracts written                         2,472,279
============================================================
                                                  (4,802,278)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (304,959,228)
------------------------------------------------------------
  Foreign currencies                                  (9,726)
------------------------------------------------------------
  Option contracts written                        (1,233,187)
============================================================
                                                (306,202,141)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (311,004,419)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(317,822,975)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (6,818,556)   $  (13,081,906)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       (4,802,278)      213,082,772
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (306,202,141)      244,363,492
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (317,822,975)      444,364,358
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (96,954,437)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (81,364,674)               --
----------------------------------------------------------------------------------------------
  Class C                                                        (11,018,702)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         77,378,574       (58,539,325)
----------------------------------------------------------------------------------------------
  Class B                                                         52,952,759       (17,710,466)
----------------------------------------------------------------------------------------------
  Class C                                                         13,238,100         7,427,062
==============================================================================================
    Net increase (decrease) in net assets                       (363,591,355)      375,541,629
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,460,395,827     1,084,854,198
==============================================================================================
  End of year                                                 $1,096,804,472    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  950,485,964    $  813,799,595
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (62,566)          (49,180)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (13,130,799)      180,931,398
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              159,511,873       465,714,014
==============================================================================================
                                                              $1,096,804,472    $1,460,395,827
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $6,805,170, undistributed net realized gains increased by $77,894 and paid in capital decreased by $6,883,064 as a result of foreign currency transactions, net operating loss reclassifications, and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $11,152,255 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,281.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $160,775 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $1,981,565 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,371,880, $5,430,170 and $770,433, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $233,900 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $19,079 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,081 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $22,028 and reductions in custodian fees of $3,487 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $25,515.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $105,883,145 were on loan to brokers. The loans were secured by cash collateral of $108,019,789 received by the Fund and invested in affiliated money market funds as follows:
$54,009,894 in STIC Liquid Assets Portfolio and $54,009,895 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $2,216,701 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,581,209,021 and $1,609,231,992, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $196,016,893
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (38,762,798)
=========================================================
Net unrealized appreciation of investment
  securities                                 $157,254,095
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $941,948,810.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   7,963      $6,226,953
---------------------------------------------------------
Written                             8,299       3,114,723
---------------------------------------------------------
Closed                             (9,758)     (6,236,434)
---------------------------------------------------------
Expired                            (2,437)     (2,005,875)
=========================================================
End of year                         4,067      $1,099,367
_________________________________________________________
=========================================================

Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS     2001 MARKET      APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED        VALUE        (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
BJ's Wholesale Club, Inc.                    Dec-01      $60          810      $  159,565      $ 30,375         $129,190
---------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                          Nov-01       55        1,237          76,691        27,833           48,858
---------------------------------------------------------------------------------------------------------------------------
Micrel Inc.                                  Feb-02       30        1,520         314,629       357,200          (42,571)
---------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd -- Class A                    Nov-01       80          500         548,482       395,000          153,482
===========================================================================================================================
                                                                    4,067      $1,099,367      $810,408         $288,959
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                           2001                            2000
                                                              ------------------------------    ---------------------------
                                                                 SHARES           AMOUNT          SHARES         AMOUNT
                                                              -------------    -------------    ----------    -------------
Sold:
  Class A                                                        10,419,720    $ 176,330,665     5,210,489    $ 111,276,526
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         3,656,256       60,895,695     3,984,927       81,378,727
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         1,125,563       18,758,747     1,124,727       23,107,989
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         5,235,028       90,980,110            --               --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         4,475,584       75,098,584            --               --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                           616,947       10,344,899            --               --
===========================================================================================================================
Reacquired:
  Class A                                                       (11,277,708)    (189,932,201)   (8,381,526)    (169,815,851)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (5,128,289)     (83,041,520)   (5,105,919)     (99,089,193)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                          (974,815)     (15,865,546)     (816,459)     (15,680,927)
===========================================================================================================================
                                                                  8,148,286    $ 143,569,433    (3,983,761)   $ (68,822,729)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2001        2000       1999(a)      1998(a)      1997(a)
                                                              --------    --------    ---------    ---------    ---------
Net asset value, beginning of period                          $  21.79    $  15.24    $   12.89    $   14.57    $   11.09
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.04)      (0.13)       (0.10)       (0.06)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.27)       6.68         2.45        (1.62)        3.58
=========================================================================================================================
    Total from investment operations                             (4.31)       6.55         2.35        (1.68)        3.48
=========================================================================================================================
Less distributions from net realized gains                       (2.79)         --           --           --           --
=========================================================================================================================
Net asset value, end of period                                $  14.69    $  21.79    $   15.24    $   12.89    $   14.57
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 (21.76)%     42.98%       18.23%      (11.53)%      31.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $576,660    $759,838    $ 579,514    $ 717,263    $ 577,685
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.33%(c)    1.28%        1.38%        1.28%        1.33%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)  (0.60)%      (0.70)%      (0.40)%      (0.83)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            130%        101%         117%          78%          41%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $677,679,853.
(d) Includes fee waiver. Ratio of expenses to average net assets excluding fee waiver was 1.38%.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001        2000      1999(a)     1998(a)     1997(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.16    $  14.90    $  12.70    $  14.46    $  11.08
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)      (0.26)      (0.20)      (0.16)      (0.20)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.12)       6.52        2.40       (1.60)       3.58
======================================================================================================================
    Total from investment operations                             (4.27)       6.26        2.20       (1.76)       3.38
======================================================================================================================
Less distributions from net realized gains                       (2.79)         --          --          --          --
======================================================================================================================
Net asset value, end of period                                $  14.10    $  21.16    $  14.90    $  12.70    $  14.46
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (22.29)%     42.01%      17.32%     (12.17)%     30.51%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $454,018    $617,576    $451,508    $493,993    $297,623
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.99%(c)    1.99%       2.12%       2.02%       2.09%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)  (1.30)%     (1.44)%     (1.14)%     (1.59)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            130%        101%        117%         78%         41%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $543,017,006.
(d) Includes fee waiver. Ratio of expenses to average net assets excluding fee waiver was 2.14%.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                              AUGUST 4, 1997
                                                                       YEAR ENDED OCTOBER 31,             (DATE SALES COMMENCED)
                                                              -----------------------------------------        TO OCTOBER 31,
                                                               2001         2000      1999(a)     1998             1997(a)
                                                              -------      -------    -------    -------    ----------------------
Net asset value, beginning of period                          $ 21.15      $ 14.89    $ 12.69    $ 14.45           $ 13.48
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)       (0.25)     (0.20)     (0.16)            (0.06)
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.12)        6.51       2.40      (1.60)             1.03
==================================================================================================================================
    Total from investment operations                            (4.26)        6.26       2.20      (1.76)             0.97
==================================================================================================================================
Less distributions from net realized gains                      (2.79)          --         --         --                --
==================================================================================================================================
Net asset value, end of period                                $ 14.10      $ 21.15    $ 14.89    $ 12.69           $ 14.45
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Total return(b)                                                (22.24)%      42.04%     17.34%    (12.18)%            7.20%
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,127      $82,982    $53,832    $48,293           $12,195
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Ratio of expenses to average net assets                          1.99%(c)     1.99%      2.12%      2.02%             2.14%(d)(e)
==================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.87)%(c)   (1.30)%    (1.44)%    (1.14)%           (1.69)%(d)
__________________________________________________________________________________________________________________________________
==================================================================================================================================
Portfolio turnover rate                                           130%         101%       117%        78%               41%
__________________________________________________________________________________________________________________________________
==================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $77,043,292.
(d)  Annualized.
(e) Includes fee waiver. Ratio of expenses to average net assets excluding fee waiver was 2.19%.

CHARTER FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Charter Fund
                       And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Charter Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Charter Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
STOCKS & OTHER EQUITY
INTERESTS-97.69%

ADVERTISING-0.75%

Interpublic Group of Cos., Inc. (The)              350,000   $    7,857,500
---------------------------------------------------------------------------
Omnicom Group Inc.                                 400,000       30,712,000
===========================================================================
                                                                 38,569,500
===========================================================================

AEROSPACE & DEFENSE-1.43%

Boeing Co. (The)                                   550,000       17,930,000
---------------------------------------------------------------------------
General Dynamics Corp.                             350,000       28,560,000
---------------------------------------------------------------------------
United Technologies Corp.                          500,000       26,945,000
===========================================================================
                                                                 73,435,000
===========================================================================

AIRLINES-0.31%

Southwest Airlines Co.                           1,000,000       15,900,000
===========================================================================

APPAREL RETAIL-0.51%

Gap, Inc. (The)                                  2,000,000       26,140,000
===========================================================================

AUTO PARTS & EQUIPMENT-0.28%

Johnson Controls, Inc.                             200,000       14,464,000
===========================================================================

BANKS-3.00%

Bank of America Corp.                              500,000       29,495,000
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 1,500,000       51,015,000
---------------------------------------------------------------------------
Fifth Third Bancorp                                400,000       22,568,000
---------------------------------------------------------------------------
Washington Mutual, Inc.                            700,000       21,133,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                  750,000       29,625,000
===========================================================================
                                                                153,836,000
===========================================================================

BIOTECHNOLOGY-0.55%

Amgen Inc.(a)                                      500,000       28,410,000
===========================================================================

BREWERS-0.41%

Anheuser-Busch Cos., Inc.                          500,000       20,830,000
===========================================================================

BROADCASTING & CABLE TV-0.93%

Clear Channel Communications, Inc.(a)              500,000       19,060,000
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           800,000       28,672,000
===========================================================================
                                                                 47,732,000
===========================================================================

BUILDING PRODUCTS-0.33%

Masco Corp.                                        850,000       16,855,500
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.21%

Best Buy Co., Inc.(a)                              200,000       10,980,000
===========================================================================

COMPUTER HARDWARE-2.77%

Dell Computer Corp.(a)                           1,500,000       35,970,000
---------------------------------------------------------------------------
International Business Machines Corp.              725,000       78,350,750
---------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        2,750,000       27,912,500
===========================================================================
                                                                142,233,250
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER STORAGE & PERIPHERALS-0.30%

EMC Corp.(a)                                     1,250,000   $   15,400,000
===========================================================================

CONSUMER FINANCE-0.94%

Capital One Financial Corp.                        600,000       24,786,000
---------------------------------------------------------------------------
MBNA Corp.                                         500,000       13,805,000
---------------------------------------------------------------------------
Providian Financial Corp.                        2,500,000        9,725,000
===========================================================================
                                                                 48,316,000
===========================================================================

DATA PROCESSING SERVICES-0.23%

Paychex, Inc.                                      362,800       11,631,368
===========================================================================

DEPARTMENT STORES-1.08%

Kohl's Corp.(a)                                  1,000,000       55,610,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.95%

Cendant Corp.(a)                                 3,750,000       48,600,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-16.23%

American Express Co.                               500,000       14,715,000
---------------------------------------------------------------------------
Citigroup Inc.                                   4,500,000      204,840,000
---------------------------------------------------------------------------
Fannie Mae                                         650,000       52,624,000
---------------------------------------------------------------------------
Freddie Mac                                      1,500,000      101,730,000
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    650,000       50,804,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          3,000,000      106,080,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,750,000       76,492,500
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 3,000,000      146,760,000
---------------------------------------------------------------------------
State Street Corp.                                 400,000       18,216,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                         3,000,000       60,330,000
===========================================================================
                                                                832,591,500
===========================================================================

DRUG RETAIL-1.16%

CVS Corp.                                          450,000       10,755,000
---------------------------------------------------------------------------
Walgreen Co.                                     1,500,000       48,570,000
===========================================================================
                                                                 59,325,000
===========================================================================

ELECTRIC UTILITIES-0.86%

Calpine Corp.(a)                                   650,000       16,087,500
---------------------------------------------------------------------------
Edison International(a)                            350,000        4,973,500
---------------------------------------------------------------------------
Mirant Corp.(a)                                    600,000       15,600,000
---------------------------------------------------------------------------
PG&E Corp.(a)                                      400,000        7,224,000
===========================================================================
                                                                 43,885,000
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.65%

Celestica Inc. (Canada)(a)                       2,000,000       68,640,000
---------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             400,000        8,480,000
---------------------------------------------------------------------------
Sanmina Corp.(a)                                   500,000        7,570,000
===========================================================================
                                                                 84,690,000
===========================================================================

EMPLOYMENT SERVICES-0.14%

Robert Half International Inc.(a)                  350,000        7,220,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

ENVIRONMENTAL SERVICES-0.36%

Waste Management, Inc.                             750,000   $   18,375,000
===========================================================================

FOOD DISTRIBUTORS-0.30%

Sysco Corp.                                        650,000       15,671,500
===========================================================================

FOOD RETAIL-0.61%

Kroger Co. (The)(a)                                600,000       14,676,000
---------------------------------------------------------------------------
Safeway Inc.(a)                                    400,000       16,660,000
===========================================================================
                                                                 31,336,000
===========================================================================

GENERAL MERCHANDISE STORES-4.44%

Family Dollar Stores, Inc.                         350,000       10,101,000
---------------------------------------------------------------------------
Target Corp.                                     5,000,000      155,750,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            1,200,000       61,680,000
===========================================================================
                                                                227,531,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.52%

Cardinal Health, Inc.                              400,000       26,844,000
===========================================================================

HEALTH CARE EQUIPMENT-1.94%

Baxter International Inc.                        1,000,000       48,370,000
---------------------------------------------------------------------------
Medtronic, Inc.                                  1,000,000       40,300,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           350,000       10,818,500
===========================================================================
                                                                 99,488,500
===========================================================================

HOME IMPROVEMENT RETAIL-1.88%

Home Depot, Inc. (The)                           1,500,000       57,345,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                1,150,000       39,215,000
===========================================================================
                                                                 96,560,000
===========================================================================

HOTELS-0.90%

Carnival Corp.                                     800,000       17,424,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                     2,000,000       22,000,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          300,000        6,612,000
===========================================================================
                                                                 46,036,000
===========================================================================

HOUSEHOLD PRODUCTS-0.34%

Colgate-Palmolive Co.                              300,000       17,256,000
===========================================================================

INDUSTRIAL CONGLOMERATES-6.92%

General Electric Co.                             5,500,000      200,255,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                3,150,000      154,791,000
===========================================================================
                                                                355,046,000
===========================================================================

INDUSTRIAL MACHINERY-0.33%

Danaher Corp.                                      300,000       16,722,000
===========================================================================

INSURANCE BROKERS-0.47%

Marsh & McLennan Cos., Inc.                        250,000       24,187,500
===========================================================================

INTEGRATED OIL & GAS-1.29%

ChevronTexaco Corp.                                300,000       26,565,000
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,000,000       39,450,000
===========================================================================
                                                                 66,015,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.74%

SBC Communications Inc.                          1,000,000   $   38,110,000
===========================================================================

LEISURE PRODUCTS-0.22%

Mattel, Inc.(a)                                    600,000       11,358,000
===========================================================================

LIFE & HEALTH INSURANCE-0.35%

AFLAC, Inc.                                        300,000        7,338,000
---------------------------------------------------------------------------
Conseco, Inc.(a)                                 3,500,000       10,465,000
===========================================================================
                                                                 17,803,000
===========================================================================

MANAGED HEALTH CARE-0.51%

UnitedHealth Group Inc.                            400,000       26,300,000
===========================================================================

MOTORCYCLE MANUFACTURERS-0.53%

Harley-Davidson, Inc.                              600,000       27,156,000
===========================================================================

MOVIES & ENTERTAINMENT-2.99%

AOL Time Warner Inc.(a)                          3,500,000      109,235,000
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           1,000,000       36,510,000
---------------------------------------------------------------------------
Walt Disney Co. (The)                              400,000        7,436,000
===========================================================================
                                                                153,181,000
===========================================================================

MULTI-LINE INSURANCE-3.06%

American International Group, Inc.               2,000,000      157,200,000
===========================================================================

MULTI-UTILITIES-1.27%

Dynegy Inc.-Class A                                650,000       23,335,000
---------------------------------------------------------------------------
Enron Corp.                                      3,000,000       41,700,000
===========================================================================
                                                                 65,035,000
===========================================================================

NETWORKING EQUIPMENT-1.57%

Cisco Systems, Inc.(a)                           4,750,000       80,370,000
===========================================================================

OIL & GAS DRILLING-0.44%

Transocean Sedco Forex Inc.                        750,000       22,612,500
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.52%

Baker Hughes Inc.                                  400,000       14,332,000
---------------------------------------------------------------------------
Halliburton Co.                                    500,000       12,345,000
===========================================================================
                                                                 26,677,000
===========================================================================

PERSONAL PRODUCTS-0.39%

Gillette Co.                                       650,000       20,208,500
===========================================================================

PHARMACEUTICALS-11.75%

Abbott Laboratories                                500,000       26,490,000
---------------------------------------------------------------------------
Allergan, Inc.                                     600,000       43,074,000
---------------------------------------------------------------------------
American Home Products Corp.                       700,000       39,081,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         1,500,000       80,175,000
---------------------------------------------------------------------------
Johnson & Johnson                                1,850,000      107,133,500
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      500,000       19,495,000
---------------------------------------------------------------------------
Pfizer Inc.                                      3,750,000      157,125,000
---------------------------------------------------------------------------
Pharmacia Corp.                                    400,000       16,208,000
---------------------------------------------------------------------------
Pharmacia Corp.-$2.60 Conv. Pfd. ACES            1,000,000       39,500,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
PHARMACEUTICALS-(CONTINUED)

Schering-Plough Corp.                            2,000,000   $   74,360,000
===========================================================================
                                                                602,641,500
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.98%

ACE Ltd. (Bermuda)                                 375,000       13,218,750
---------------------------------------------------------------------------
MGIC Investment Corp.                              200,000       10,348,000
---------------------------------------------------------------------------
St. Paul Co., Inc. (The)                           250,000       11,475,000
---------------------------------------------------------------------------
XL Captial Ltd.-Class A (Bermuda)                  175,000       15,200,500
===========================================================================
                                                                 50,242,250
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.41%

Applied Materials, Inc.(a)                       2,000,000       68,220,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,350,000       55,161,000
===========================================================================
                                                                123,381,000
===========================================================================

SEMICONDUCTORS-5.51%

Altera Corp.(a)                                  1,250,000       25,250,000
---------------------------------------------------------------------------
Analog Devices, Inc.(a)                          1,350,000       51,300,000
---------------------------------------------------------------------------
Intel Corp.                                      3,300,000       80,586,000
---------------------------------------------------------------------------
Linear Technology Corp.                            800,000       31,040,000
---------------------------------------------------------------------------
Texas Instruments Inc.                           2,500,000       69,975,000
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    800,000       24,336,000
===========================================================================
                                                                282,487,000
===========================================================================

SOFT DRINKS-1.89%

Coca-Cola Co. (The)                                400,000       19,152,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,600,000       77,936,000
===========================================================================
                                                                 97,088,000
===========================================================================

SPECIALTY STORES-0.49%

Bed Bath & Beyond Inc.(a)                          625,000       15,662,500
---------------------------------------------------------------------------
Tiffany & Co.                                      400,000        9,356,000
===========================================================================
                                                                 25,018,500
===========================================================================

SYSTEMS SOFTWARE-4.50%

Computer Associates International, Inc.            500,000       15,460,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                               3,000,000      174,450,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000       40,680,000
===========================================================================
                                                                230,590,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-1.53%

Motorola, Inc.                                   3,000,000   $   49,110,000
---------------------------------------------------------------------------
QUALCOMM Inc.(a)                                   600,000       29,472,000
===========================================================================
                                                                 78,582,000
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.72%

Sprint Corp. (PCS Group)(a)                      1,650,000       36,795,000
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $4,700,032,339)                                   5,010,559,368
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-1.13%

COMPUTER HARDWARE-0.21%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Putable, Sub. Deb.,
  8.00%, 05/01/03 (Acquired 03/07/00-
  04/19/01; Cost $10,476,000)(b)(c)(d)         $17,900,000        3,222,000
---------------------------------------------------------------------------
  8.00%, 05/01/03 (Acquired 04/17/98-
  04/19/01; Cost $37,053,750)(b)(c)(d)          42,800,000        7,704,000
===========================================================================
                                                                 10,926,000
===========================================================================

SYSTEMS SOFTWARE-0.58%

VERITAS Software Corp., Conv. Unsec. Notes,
  5.25%, 11/01/04                               10,000,000       29,700,000
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.34%

Lucent Technologies Inc., Conv. Pfd. Notes,
  8.00%, 08/15/31 (Acquired 08/01/01;
  Cost $15,000,000)(b)                              15,000       17,381,250
===========================================================================
    Total Convertible Notes
      (Cost $76,114,568)                                         58,007,250
===========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.00%

STIC Liquid Assets Portfolio(e)                 51,095,980       51,095,980
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         51,095,980       51,095,980
===========================================================================
    Total Money Market Funds
      (Cost $102,191,960)                                       102,191,960
===========================================================================
TOTAL INVESTMENTS-100.82%
  (Cost $4,878,338,867)                                       5,170,758,578
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82)%                           (41,803,588)
===========================================================================
NET ASSETS-100.00%                                           $5,128,954,990
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ACES    - Automatically Convertible Equity Security
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $28,307,250, which represented 0.55% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,878,338,867)*                             $5,170,758,578
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,054,271
-------------------------------------------------------------
  Fund shares sold                                  2,481,747
-------------------------------------------------------------
  Dividends and interest                            3,369,978
-------------------------------------------------------------
Investment for deferred compensation plan             141,930
-------------------------------------------------------------
Collateral for securities loaned                  157,871,000
-------------------------------------------------------------
Other assets                                           63,412
=============================================================
    Total assets                                5,335,740,916
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            29,422,955
-------------------------------------------------------------
  Fund shares reacquired                           13,505,626
-------------------------------------------------------------
  Deferred compensation plan                          141,930
-------------------------------------------------------------
  Collateral upon return of securities loaned     157,871,000
-------------------------------------------------------------
Accrued distribution fees                           3,766,293
-------------------------------------------------------------
Accrued trustees' fees                                  2,588
-------------------------------------------------------------
Accrued transfer agent fees                         1,757,658
-------------------------------------------------------------
Accrued operating expenses                            317,876
=============================================================
    Total liabilities                             206,785,926
=============================================================
Net assets applicable to shares outstanding    $5,128,954,990
=============================================================

NET ASSETS:

Class A                                        $3,159,303,778
_____________________________________________________________
=============================================================
Class B                                        $1,719,470,450
_____________________________________________________________
=============================================================
Class C                                        $  248,533,219
_____________________________________________________________
=============================================================
Institutional Class                            $    1,647,543
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           301,921,398
_____________________________________________________________
=============================================================
Class B                                           168,970,042
_____________________________________________________________
=============================================================
Class C                                            24,353,446
_____________________________________________________________
=============================================================
Institutional Class                                   154,347
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.46
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.46 divided by
      94.50%)                                  $        11.07
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.18
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.21
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        10.67
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $147,803,828 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $167,987)                                   $    51,939,068
-------------------------------------------------------------
Dividends from affiliated money market funds        9,708,350
-------------------------------------------------------------
Interest                                            2,430,943
-------------------------------------------------------------
Security lending income                               493,642
=============================================================
    Total investment income                        64,572,003
=============================================================

EXPENSES:

Advisory fees                                      43,928,613
-------------------------------------------------------------
Administrative services fees                          383,570
-------------------------------------------------------------
Custodian fees                                        381,521
-------------------------------------------------------------
Distribution fees -- Class A                       12,930,396
-------------------------------------------------------------
Distribution fees -- Class B                       23,400,806
-------------------------------------------------------------
Distribution fees -- Class C                        3,339,941
-------------------------------------------------------------
Transfer agent fees -- Class A                      8,527,137
-------------------------------------------------------------
Transfer agent fees -- Class B                      4,737,943
-------------------------------------------------------------
Transfer agent fees -- Class C                        676,235
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                335
-------------------------------------------------------------
Trustees' fees                                         33,996
-------------------------------------------------------------
Other                                               2,084,211
=============================================================
    Total expenses                                100,424,704
=============================================================
Less: Fees waived                                    (504,457)
-------------------------------------------------------------
    Expenses paid indirectly                         (130,329)
=============================================================
    Net expenses                                   99,789,918
=============================================================
Net investment income (loss)                      (35,217,915)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,053,979,957)
-------------------------------------------------------------
  Option contracts written                          2,143,751
=============================================================
                                               (1,051,836,206)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,495,927,588)
-------------------------------------------------------------
  Foreign currencies                                   32,252
=============================================================
                                               (2,495,895,336)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (3,547,731,542)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(3,582,949,457)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                    2001               2000
                                               ---------------    --------------
OPERATIONS:

  Net investment income (loss)                 $   (35,217,915)   $  (40,843,340)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and option contracts             (1,051,836,206)      471,954,499
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities
    and foreign currencies                      (2,495,895,336)      506,889,736
================================================================================
    Net increase (decrease) in net assets
      resulting from operations                 (3,582,949,457)      938,000,895
================================================================================
Distributions to shareholders from net
  realized gains:
  Class A                                         (282,256,150)     (388,576,691)
--------------------------------------------------------------------------------
  Class B                                         (155,149,624)     (178,887,093)
--------------------------------------------------------------------------------
  Class C                                          (21,295,588)      (12,095,934)
--------------------------------------------------------------------------------
  Institutional Class                                 (157,658)       (5,231,737)
--------------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (161,661,243)      584,181,510
--------------------------------------------------------------------------------
  Class B                                           (2,882,485)      797,259,785
--------------------------------------------------------------------------------
  Class C                                           28,949,621       277,016,670
--------------------------------------------------------------------------------
  Institutional Class                                 (227,735)      (65,767,394)
================================================================================
    Net increase (decrease) in net assets       (4,177,630,319)    1,945,900,011
================================================================================

NET ASSETS:

  Beginning of year                              9,306,585,309     7,360,685,298
================================================================================
  End of year                                  $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $ 5,916,415,607    $6,086,848,912
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)          (892,327)         (265,564)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                        (1,078,954,767)      431,720,148
--------------------------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                      292,386,477     2,788,281,813
================================================================================
                                               $ 5,128,954,990    $9,306,585,309
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $34,591,152, undistributed net realized gains increased by $20,311 and paid in capital decreased by $34,611,463 as a result of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications noted above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $1,010,857,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $504,457. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $383,570 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $6,916,602 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $12,930,396, $23,400,806 and $3,339,941, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,328,439 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $191,689 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $13,632 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $122,815 and reductions in custodian fees of $7,514 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $130,329.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $147,803,828 were on loan to brokers. The loans were secured by cash collateral of $157,871,000 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $493,642 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $5,289,825,997 and $5,527,271,604, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $756,700,389
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (532,958,136)
=========================================================
Net unrealized appreciation of investment
  securities                                 $223,742,253
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,947,016,325.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       3,870,757
----------------------------------------------------------
Closed                             (15,000)     (3,870,757)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      37,578,186    $ 517,083,181     57,178,653    $1,066,455,209
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      24,357,854      333,276,040     53,229,017       974,381,372
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,575,697      105,353,193     16,418,781       302,161,441
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              21,223          287,988        579,610        10,786,891
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      17,611,530      266,615,003     21,344,032       366,468,078
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,886,847      146,422,053      9,983,505       169,088,645
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,369,533       20,351,280        672,773        11,427,814
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               8,709          133,843        294,477         5,109,184
===========================================================================================================================
Reacquired:
  Class A                                                     (74,345,004)    (945,359,427)   (45,774,876)     (848,741,777)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (39,590,160)    (482,580,578)   (18,927,570)     (346,210,232)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (7,831,344)     (96,754,852)    (1,991,214)      (36,572,585)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (52,054)        (649,566)    (4,553,078)      (81,663,469)
===========================================================================================================================
                                                              (23,408,983)   $(135,821,842)    88,454,110    $1,592,690,571
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                 2001         2000(a)         1999          1998          1997
                                                              -----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $     18.07    $    17.16    $    13.32    $    13.41    $    11.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)        (0.04)         0.02          0.12          0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (6.70)         2.30          4.39          1.23          2.91
=================================================================================================================================
    Total from investment operations                                (6.73)         2.26          4.41          1.35          3.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                                 --            --         (0.03)        (0.10)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
=================================================================================================================================
    Total distributions                                             (0.88)        (1.35)        (0.57)        (1.44)        (0.79)
=================================================================================================================================
Net asset value, end of period                                $     10.46    $    18.07    $    17.16    $    13.32    $    13.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                    (38.75)%       13.60%        34.05%        11.20%        28.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 3,159,304    $5,801,869    $4,948,666    $3,706,938    $3,466,912
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.16%(c)       1.06%        1.05%         1.08%         1.09%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.17%(c)       1.08%        1.07%         1.10%         1.10%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.24)%(c)      (0.20)%       0.11%        0.95%         0.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                78%           80%          107%          154%          170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $4,310,131,950.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    17.72    $    16.97    $    13.24    $    13.37    $    11.18
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.17)        (0.10)         0.02          0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.53)         2.27          4.37          1.22          2.89
================================================================================================================================
    Total from investment operations                               (6.66)         2.10          4.27          1.24          2.90
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --            --         (0.03)        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.88)        (1.35)        (0.54)        (1.34)        (0.67)
================================================================================================================================
    Total distributions                                            (0.88)        (1.35)        (0.54)        (1.37)        (0.71)
================================================================================================================================
Net asset value, end of period                                $    10.18    $    17.72    $    16.97    $    13.24    $    13.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (39.14)%       12.76%        33.06%        10.33%        27.54%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,719,470    $3,088,611    $2,206,752    $1,408,687    $1,056,094
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.86%(c)       1.80%        1.80%         1.84%         1.85%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.87%(c)       1.82%        1.82%         1.86%         1.86%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.94)%(c)      (0.94)%      (0.64)%       0.19%         0.03%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               78%           80%          107%          154%          170%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $2,340,080,599.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                                      YEAR ENDED OCTOBER 31,               (DATE SALES COMMENCED)
                                                            -------------------------------------------        TO OCTOBER 31,
                                                              2001      2000(a)       1999       1998               1997
                                                            --------    --------    --------    -------    ----------------------
Net asset value, beginning of period                        $  17.77    $  17.01    $  13.27    $ 13.39            $13.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.13)      (0.17)      (0.09)      0.02                --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (6.55)       2.28        4.37       1.23             (0.45)
=================================================================================================================================
    Total from investment operations                           (6.68)       2.11        4.28       1.25             (0.45)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --          --          --      (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.88)      (1.35)      (0.54)     (1.34)            (0.02)
=================================================================================================================================
    Total distributions                                        (0.88)      (1.35)      (0.54)     (1.37)            (0.02)
=================================================================================================================================
Net asset value, end of period                              $  10.21    $  17.77    $  17.01    $ 13.27            $13.39
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (39.14)%     12.78%      33.06%     10.39%            (3.24)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $248,533    $412,872    $138,467    $37,846            $5,669
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.86%(c)     1.80%      1.80%      1.84%             1.82%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.87%(c)     1.82%      1.82%      1.86%             1.83%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.94)%(c)    (0.94)%    (0.64)%    0.19%             0.06%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           78%         80%        107%       154%              170%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $333,944,060.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Constellation Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Constellation Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Constellation Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.93%

ADVERTISING-3.05%

Lamar Advertising Co.(a)(b)                      4,500,000   $   141,300,000
----------------------------------------------------------------------------
Omnicom Group Inc.                               2,500,000       191,950,000
============================================================================
                                                                 333,250,000
============================================================================

AEROSPACE & DEFENSE-2.90%

General Dynamics Corp.                           1,124,400        91,751,040
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               910,000        79,051,700
----------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000       146,310,000
============================================================================
                                                                 317,112,740
============================================================================

APPAREL RETAIL-1.71%

Ross Stores, Inc.                                1,500,000        46,950,000
----------------------------------------------------------------------------
Talbots, Inc. (The)                              1,333,500        38,004,750
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,029,800       102,407,240
============================================================================
                                                                 187,361,990
============================================================================

APPLICATION SOFTWARE-3.26%

Cadence Design Systems, Inc.(a)                  1,500,000        31,710,000
----------------------------------------------------------------------------
Citrix Systems, Inc.(a)                          2,000,000        46,800,000
----------------------------------------------------------------------------
Electronic Arts Inc.(a)                          1,500,000        77,190,000
----------------------------------------------------------------------------
Intuit Inc.(a)                                   5,000,000       201,100,000
============================================================================
                                                                 356,800,000
============================================================================

BROADCASTING & CABLE TV-2.37%

Comcast Corp.-Class A(a)                         4,000,000       143,360,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                   2,186,500        36,645,740
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         3,180,900        79,522,500
============================================================================
                                                                 259,528,240
============================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

CDW Computer Centers, Inc.(a)                    1,929,000        88,830,450
============================================================================

COMPUTER HARDWARE-2.36%

Dell Computer Corp.(a)                           4,000,000        95,920,000
----------------------------------------------------------------------------
International Business Machines Corp.            1,500,000       162,105,000
============================================================================
                                                                 258,025,000
============================================================================

CONSUMER FINANCE-2.62%

Capital One Financial Corp.                      3,389,200       140,007,852
----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.              1,000,000        39,930,000
----------------------------------------------------------------------------
MBNA Corp.                                       3,836,900       105,936,809
============================================================================
                                                                 285,874,661
============================================================================

DATA PROCESSING SERVICES-3.82%

Concord EFS, Inc.(a)                               960,400        26,286,148
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                  9,000,000       334,710,000
----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
DATA PROCESSING SERVICES-(CONTINUED)

Paychex, Inc.                                    1,767,000   $    56,650,020
============================================================================
                                                                 417,646,168
============================================================================

DEPARTMENT STORES-1.75%

Kohl's Corp.(a)                                  3,449,400       191,821,134
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.88%

American Express Co.                             3,000,000        88,290,000
----------------------------------------------------------------------------
Citigroup Inc.                                   4,550,000       207,116,000
----------------------------------------------------------------------------
Fannie Mae                                         750,000        60,720,000
----------------------------------------------------------------------------
Freddie Mac                                      2,106,200       142,842,484
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  3,400,000       265,744,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          5,000,000       176,800,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        4,120,000       180,085,200
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 4,000,000       195,680,000
----------------------------------------------------------------------------
State Street Corp.                               2,000,000        91,080,000
============================================================================
                                                               1,408,357,684
============================================================================

DRUG RETAIL-0.59%

Walgreen Co.                                     2,000,000        64,760,000
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.77%

Celestica Inc. (Canada)(a)                       4,767,100       163,606,872
----------------------------------------------------------------------------
Sanmina Corp.(a)                                 2,000,000        30,280,000
============================================================================
                                                                 193,886,872
============================================================================

ENVIRONMENTAL SERVICES-0.34%

Waste Management, Inc.                           1,500,000        36,750,000
============================================================================

FOOD RETAIL-0.95%

Safeway Inc.(a)                                  2,500,000       104,125,000
============================================================================

FOOTWEAR-1.13%

NIKE, Inc.-Class B                               2,500,000       123,400,000
============================================================================

GENERAL MERCHANDISE STORES-1.46%

Family Dollar Stores, Inc.                       1,953,800        56,386,668
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000       102,800,000
============================================================================
                                                                 159,186,668
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.44%

Cardinal Health, Inc.                              712,500        47,815,875
============================================================================

HEALTH CARE EQUIPMENT-2.04%

Biomet, Inc.(a)                                  4,000,075       122,002,288
----------------------------------------------------------------------------
Medtronic, Inc.                                  2,500,000       100,750,000
============================================================================
                                                                 222,752,288
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

HEALTH CARE FACILITIES-2.68%

HCA Inc.                                         3,000,000   $   118,980,000
----------------------------------------------------------------------------
Health Management Associates, Inc.- Class
  A(a)                                           6,000,000       116,940,000
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        1,000,000        57,520,000
============================================================================
                                                                 293,440,000
============================================================================

HOME IMPROVEMENT RETAIL-2.92%

Home Depot, Inc. (The)                           3,000,000       114,690,000
----------------------------------------------------------------------------
Lowe's Cos., Inc.                                6,000,000       204,600,000
============================================================================
                                                                 319,290,000
============================================================================

HOUSEHOLD APPLIANCES-0.31%

Whirlpool Corp.                                    566,100        33,411,222
============================================================================

INDUSTRIAL CONGLOMERATES-1.17%

General Electric Co.                             3,500,000       127,435,000
============================================================================

INDUSTRIAL MACHINERY-0.77%

Danaher Corp.                                    1,500,000        83,610,000
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.80%

WorldCom, Inc.-WorldCom Group(a)                 6,500,000        87,425,000
============================================================================

INTERNET SOFTWARE & SERVICES-0.53%

VeriSign, Inc.(a)                                1,500,000        58,065,000
============================================================================

INVESTMENTS-0.93%

Nasdaq-100 Index Tracking Stock(a)               3,000,000       101,700,000
============================================================================

IT CONSULTING & SERVICES-2.92%

Electronic Data Systems Corp.                    3,000,000       193,110,000
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     5,000,000       126,000,000
============================================================================
                                                                 319,110,000
============================================================================

LIFE & HEALTH INSURANCE-1.05%

AFLAC, Inc.                                      3,978,900        97,323,894
----------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)           774,300        17,421,750
============================================================================
                                                                 114,745,644
============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                             5,000,000        67,000,000
----------------------------------------------------------------------------
First Health Group Corp.(a)                      1,000,000        27,000,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,000,000        65,750,000
----------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                1,500,000       167,385,000
============================================================================
                                                                 327,135,000
============================================================================

MOTORCYCLE MANUFACTURERS-1.45%

Harley-Davidson, Inc.                            3,500,000       158,410,000
============================================================================

MOVIES & ENTERTAINMENT-2.63%

AOL Time Warner Inc.(a)                          6,000,000       187,260,000
----------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           2,750,000       100,402,500
============================================================================
                                                                 287,662,500
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MULTI-LINE INSURANCE-2.73%

American International Group, Inc.               3,800,000   $   298,680,000
============================================================================

MULTI-UTILITIES-0.33%

Dynegy Inc.-Class A                              1,000,000        35,900,000
============================================================================

NETWORKING EQUIPMENT-1.76%

Cisco Systems, Inc.(a)                          10,000,000       169,200,000
----------------------------------------------------------------------------
McDATA Corp.-Class A(a)                          1,564,420        23,012,618
============================================================================
                                                                 192,212,618
============================================================================

OIL & GAS DRILLING-0.81%

Noble Drilling Corp.(a)                          2,900,000        88,595,000
============================================================================

PHARMACEUTICALS-6.79%

Elan Corp. PLC-ADR (Ireland)(a)                  3,000,000       136,950,000
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,500,000       111,570,000
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)          2,000,000       115,380,000
----------------------------------------------------------------------------
Pfizer Inc.                                      6,000,000       251,400,000
----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      773,600        34,579,920
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,500,000        92,700,000
============================================================================
                                                                 742,579,920
============================================================================

PROPERTY & CASUALTY INSURANCE-1.41%

ACE Ltd. (Bermuda)                               2,509,800        88,470,450
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  750,000        65,145,000
============================================================================
                                                                 153,615,450
============================================================================

RESTAURANTS-1.53%

Brinker International, Inc.(a)                   3,000,000        76,200,000
----------------------------------------------------------------------------
Darden Restaurants, Inc.                         1,250,000        40,025,000
----------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        544,300        15,703,055
----------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                 688,800        34,846,392
============================================================================
                                                                 166,774,447
============================================================================

SEMICONDUCTOR EQUIPMENT-1.65%

Applied Materials, Inc.(a)                       2,000,000        68,220,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        2,000,000        66,060,000
----------------------------------------------------------------------------
Teradyne, Inc.(a)                                2,000,000        46,100,000
============================================================================
                                                                 180,380,000
============================================================================

SEMICONDUCTORS-5.10%

Altera Corp.(a)                                  3,000,000        60,600,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                          4,658,000       177,004,000
----------------------------------------------------------------------------
Intel Corp.                                      1,000,000        24,420,000
----------------------------------------------------------------------------
Linear Technology Corp.                          2,490,900        96,646,920
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)               1,437,700        65,774,775
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                     4,246,968       132,590,341
============================================================================
                                                                 557,036,036
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

SPECIALTY STORES-3.23%

AutoZone, Inc.(a)                                  605,900   $    35,463,327
----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        8,000,000       200,480,000
----------------------------------------------------------------------------
Borders Group, Inc.(a)                           4,000,000        62,360,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                            4,000,000        54,400,000
============================================================================
                                                                 352,703,327
============================================================================

SYSTEMS SOFTWARE-3.99%

Microsoft Corp.(a)                               7,500,000       436,125,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.28%

Nokia Oyj-ADR (Finland)                          1,500,000        30,765,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.92%

Sprint Corp. (PCS Group)(a)                      4,500,000       100,350,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $10,765,157,040)                        10,704,440,934
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MONEY MARKET FUNDS-3.05%

STIC Liquid Assets Portfolio(c)                167,018,637   $   167,018,637
----------------------------------------------------------------------------
STIC Prime Portfolio(c)                        167,018,637       167,018,637
============================================================================
    Total Money Market Funds (Cost
      $334,037,274)                                              334,037,274
============================================================================
TOTAL INVESTMENTS-100.98% (Cost
  $11,099,194,314)                                            11,038,478,208
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.98%)                           (107,463,292)
============================================================================
NET ASSETS-100.00%                                           $10,931,014,916
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 1.29% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $11,099,194,314)*                           $11,038,478,208
-------------------------------------------------------------
Receivables for:
  Investments sold                                 55,794,179
-------------------------------------------------------------
  Fund shares sold                                  5,542,976
-------------------------------------------------------------
  Dividends                                         3,203,885
-------------------------------------------------------------
Investment for deferred compensation plan             299,778
-------------------------------------------------------------
Collateral for securities loaned                   82,388,055
-------------------------------------------------------------
Other assets                                           91,742
=============================================================
    Total assets                               11,185,798,823
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           123,237,702
-------------------------------------------------------------
  Fund shares reacquired                           36,973,947
-------------------------------------------------------------
  Deferred compensation plan                          299,778
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         82,388,055
-------------------------------------------------------------
Accrued distribution fees                           6,352,435
-------------------------------------------------------------
Accrued trustees' fees                                  4,710
-------------------------------------------------------------
Accrued transfer agent fees                         4,349,945
-------------------------------------------------------------
Accrued operating expenses                          1,177,335
=============================================================
    Total liabilities                             254,783,907
=============================================================
Net assets applicable to shares outstanding   $10,931,014,916
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 9,703,277,317
_____________________________________________________________
=============================================================
Class B                                       $   818,342,827
_____________________________________________________________
=============================================================
Class C                                       $   258,786,001
_____________________________________________________________
=============================================================
Institutional Class                           $   150,608,771
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           492,027,970
_____________________________________________________________
=============================================================
Class B                                            43,330,146
_____________________________________________________________
=============================================================
Class C                                            13,706,725
_____________________________________________________________
=============================================================
Institutional Class                                 7,172,708
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         19.72
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.72 divided by
      94.50%)                                 $         20.87
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         18.89
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         18.88
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value offering and redemption
    price per share                           $         21.00
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $81,311,797 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,950)                                    $    52,609,362
-------------------------------------------------------------
Dividends from affiliated money market funds       48,646,039
-------------------------------------------------------------
Interest                                              811,984
-------------------------------------------------------------
Security lending income                               700,894
=============================================================
    Total investment income                       102,768,279
=============================================================

EXPENSES:

Advisory fees                                      93,618,688
-------------------------------------------------------------
Administrative services fees                          622,082
-------------------------------------------------------------
Custodian fees                                        659,500
-------------------------------------------------------------
Distribution fees -- Class A                       40,107,085
-------------------------------------------------------------
Distribution fees -- Class B                       10,331,953
-------------------------------------------------------------
Distribution fees -- Class C                        3,343,201
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,877,105
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,296,337
-------------------------------------------------------------
Transfer agent fees -- Class C                        743,046
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             30,126
-------------------------------------------------------------
Trustees' fees                                         62,240
-------------------------------------------------------------
Other                                               3,984,782
=============================================================
    Total expenses                                183,676,145
=============================================================
Less: Fees waived                                  (3,749,927)
-------------------------------------------------------------
    Expenses paid indirectly                         (264,049)
=============================================================
    Net expenses                                  179,662,169
=============================================================
Net investment income (loss)                      (76,893,890)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,231,927,356)
-------------------------------------------------------------
  Foreign currencies                                   (1,459)
-------------------------------------------------------------
  Option contracts written                          6,689,775
=============================================================
                                               (1,225,239,040)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (7,717,580,233)
-------------------------------------------------------------
  Foreign currencies                                    1,921
=============================================================
                                               (7,717,578,312)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (8,942,817,352)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(9,019,711,242)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                    2001               2000
                                                              ----------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $    (76,893,890)   $  (134,563,472)
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (1,225,239,040)     3,997,300,240
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies               (7,717,578,312)     1,649,711,807
=================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,019,711,242)     5,512,448,575
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,284,079,983)    (1,341,534,330)
-------------------------------------------------------------------------------------------------
  Class B                                                         (239,710,222)       (59,304,397)
-------------------------------------------------------------------------------------------------
  Class C                                                          (79,328,549)       (16,589,886)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (47,688,484)       (23,400,833)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,798,697,583      1,156,513,412
-------------------------------------------------------------------------------------------------
  Class B                                                          360,350,428        575,351,569
-------------------------------------------------------------------------------------------------
  Class C                                                          104,195,656        231,744,660
-------------------------------------------------------------------------------------------------
  Institutional Class                                               31,147,864        (16,568,699)
=================================================================================================
    Net increase (decrease) in net assets                      (10,376,126,949)     6,018,660,071
=================================================================================================

NET ASSETS:

  Beginning of year                                             21,307,141,865     15,288,481,794
=================================================================================================
  End of year                                                 $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 12,227,372,518    $10,009,800,678
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (744,944)          (652,603)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (1,234,896,552)     3,641,131,584
-------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (60,716,106)     7,656,862,206
=================================================================================================
                                                              $ 10,931,014,916    $21,307,141,865
_________________________________________________________________________________________________
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On October 31, 2001, undistributed net investment income (loss) was increased by $76,801,549, undistributed net realized gains were increased by $18,142 and paid in capital was decreased by $76,819,691 as a result of book/tax differences due to foreign currency gain/loss and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $1,224,074,030 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,749,927. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $622,082 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $14,673,763 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $40,107,085, $10,331,953 and $3,343,201,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,879,056 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $317,491 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $25,883 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $264,049 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $264,049.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $81,311,797 were on loan to brokers. The loans were secured by cash collateral of $82,388,055 received by the Fund and invested in affiliated money market funds as follows:
$57,449,572 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $700,894 for securities lending.


NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $10,627,583,666 and $10,541,501,562, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 1,650,840,736
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,722,379,365)
==========================================================
Net unrealized appreciation
  (depreciation) of investment securities  $   (71,538,629)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $11,110,016,837.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                       --     $        --
----------------------------------------------------------
Written                             15,000       6,689,775
----------------------------------------------------------
Expired                            (15,000)     (6,689,775)
==========================================================
End of year                             --     $        --
__________________________________________________________
==========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                               2000
                                                            -------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                            ------------    ---------------    -----------    ---------------
Sold:
  Class A                                                     69,882,787    $ 1,870,548,957     86,430,817    $ 3,725,450,424
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,298,051        324,078,409     16,075,085        679,865,751
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,478,320        117,760,474      6,309,791        266,777,259
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,273,391         37,026,988      3,694,065        165,186,338
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    107,528,397      3,125,797,826     34,136,740      1,274,304,836
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,229,796        230,503,608      1,560,370         57,000,776
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,703,433         75,693,277        430,722         15,725,642
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,529,945         47,137,606        593,714         23,119,167
=============================================================================================================================
Reacquired:
  Class A                                                   (128,320,077)    (3,197,649,200)   (90,168,284)    (3,843,241,848)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (8,314,571)      (194,231,589)    (3,863,116)      (161,514,958)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,756,367)       (89,258,095)    (1,210,375)       (50,758,241)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (1,955,216)       (53,016,730)    (4,750,277)      (204,874,204)
=============================================================================================================================
                                                              65,577,889    $ 2,294,391,531     49,239,252    $ 1,947,040,942
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                              2001          2000           1999           1998           1997
                                                           ----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                       $    43.50    $     34.65    $     26.37    $     29.23    $     25.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)         (0.26)         (0.17)         (0.14)         (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (16.24)         12.39           9.18          (0.62)          4.75
=================================================================================================================================
    Total from investment operations                           (16.36)         12.13           9.01          (0.76)          4.64
=================================================================================================================================
  Less distributions from net realized gains                    (7.42)         (3.28)         (0.73)         (2.10)         (0.89)
=================================================================================================================================
Net asset value, end of period                             $    19.72    $     43.50    $     34.65    $     26.37    $     29.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                (43.10)%        36.56%         34.81%         (2.30)%        18.86%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $9,703,277    $19,268,977    $14,292,905    $12,391,844    $14,319,441
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.14%(b)       1.08%          1.10%          1.10%          1.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.17%(b)       1.11%          1.12%          1.12%          1.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.46)%(b)     (0.61)%        (0.50)%        (0.47)%        (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            75%            88%            62%            76%            67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $13,369,028,253.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                                        NOVEMBER 3, 1997
                                                                    YEAR ENDED OCTOBER 31,           (DATE SALES COMMENCED)
                                                              ----------------------------------         TO OCTOBER 31,
                                                                2001       2000(a)        1999               1998(a)
                                                              --------    ----------    --------    -------------------------
Net asset value, beginning of period                          $  42.28    $    34.00    $  26.11            $  30.04
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.28)        (0.58)      (0.42)              (0.37)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (15.69)        12.14        9.04               (1.46)
=============================================================================================================================
    Total from investment operations                            (15.97)        11.56        8.62               (1.83)
=============================================================================================================================
  Less distributions from net realized gains                     (7.42)        (3.28)      (0.73)              (2.10)
=============================================================================================================================
Net asset value, end of period                                $  18.89    $    42.28    $  34.00            $  26.11
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 (43.49)%       35.51%      33.64%              (5.86)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $818,343    $1,315,524    $589,718            $275,676
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.86%(c)      1.85%       1.98%               1.98%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.89%(c)      1.88%       2.00%               2.00%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.17)%(c)    (1.38)%     (1.38)%             (1.36)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             75%           88%         62%                 76%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,033,195,333.
(d)  Annualized.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                   YEAR ENDED OCTOBER 31,                (DATE SALES COMMENCED)
                                                         -------------------------------------------         TO OCTOBER 31,
                                                           2001      2000(a)       1999      1998(a)              1997
                                                         --------    --------    --------    -------    -------------------------
Net asset value, beginning of period                     $  42.27    $  33.99    $  26.10    $ 29.18             $ 30.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.29)      (0.59)      (0.42)     (0.37)              (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (15.68)      12.15        9.04      (0.61)              (1.10)
=================================================================================================================================
    Total from investment operations                       (15.97)      11.56        8.62      (0.98)              (1.14)
=================================================================================================================================
  Less distributions from net realized gains                (7.42)      (3.28)      (0.73)     (2.10)                 --
=================================================================================================================================
Net asset value, end of period                           $  18.88    $  42.27    $  33.99    $ 26.10             $ 29.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (43.51)%     35.52%      33.65%     (3.12)%             (3.76)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $258,786    $434,544    $161,490    $76,522             $21,508
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.86%(c)    1.85%       1.98%      1.97%               1.84%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.89%(c)    1.88%       2.00%      1.99%               1.86%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.17)%(c)  (1.38)%     (1.38)%    (1.35)%             (1.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        75%         88%         62%        76%                 67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $334,320,145.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Dent Demographics Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Dent Demographics Trends Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for the one-year period ended October 31, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Dent Demographics Trends Fund for the year ended October 31, 2000 and the financial highlights for the one-year period ended October 31, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-86.34%

APPAREL RETAIL-1.43%

Abercrombie & Fitch Co.-Class A(a)                425,000   $  7,998,500
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         175,000      3,850,000
========================================================================
                                                              11,848,500
========================================================================

APPLICATION SOFTWARE-2.02%

Citrix Systems, Inc.(a)                           100,000      2,340,000
------------------------------------------------------------------------
Electronic Arts Inc.(a)                           165,000      8,490,900
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               200,000      5,954,000
========================================================================
                                                              16,784,900
========================================================================

BIOTECHNOLOGY-4.04%

Affymetrix, Inc.(a)                                75,000      2,253,750
------------------------------------------------------------------------
Amgen Inc.(a)                                     175,000      9,943,500
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      85,000      5,098,300
------------------------------------------------------------------------
Invitrogen Corp.(a)                                85,000      5,213,900
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                      200,000      6,602,000
------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                  115,000      4,376,900
========================================================================
                                                              33,488,350
========================================================================

BROADCASTING & CABLE TV-2.34%

Hispanic Broadcasting Corp.(a)                    450,000      7,542,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          475,000     11,875,000
========================================================================
                                                              19,417,000
========================================================================

CASINOS & GAMING-0.46%

International Game Technology(a)                   75,000      3,828,750
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.83%

Best Buy Co., Inc.(a)                             125,000      6,862,500
========================================================================

COMPUTER HARDWARE-2.16%

Dell Computer Corp.(a)                            450,000     10,791,000
------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         700,000      7,105,000
========================================================================
                                                              17,896,000
========================================================================

CONSUMER FINANCE-0.23%

AmeriCredit Corp.(a)                              125,000      1,937,500
========================================================================

DEPARTMENT STORES-1.01%

Kohl's Corp.(a)                                   150,000      8,341,500
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.09%

Cendant Corp.(a)                                  700,000      9,072,000
========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.22%

Citigroup Inc.                                    600,000     27,312,000
------------------------------------------------------------------------
Freddie Mac                                       175,000     11,868,500
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   150,000     11,724,000
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           125,000      4,420,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Lehman Brothers Holdings Inc.                     100,000   $  6,246,000
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         275,000     12,020,250
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  300,000     14,676,000
------------------------------------------------------------------------
Stilwell Financial, Inc.                          550,000     11,060,500
------------------------------------------------------------------------
USA Education Inc.                                 25,000      2,039,000
========================================================================
                                                             101,366,250
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.68%

Jabil Circuit, Inc.(a)                            100,000      2,120,000
------------------------------------------------------------------------
Waters Corp.(a)                                   100,000      3,549,000
========================================================================
                                                               5,669,000
========================================================================

GENERAL MERCHANDISE STORES-2.70%

Family Dollar Stores, Inc.                        150,000      4,329,000
------------------------------------------------------------------------
Target Corp.                                      250,000      7,787,500
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             200,000     10,280,000
========================================================================
                                                              22,396,500
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.08%

AmerisourceBergen Corp.                            60,000      3,813,600
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            60,000      5,172,000
========================================================================
                                                               8,985,600
========================================================================

HEALTH CARE EQUIPMENT-1.79%

Baxter International Inc.                         160,000      7,739,200
------------------------------------------------------------------------
Medtronic, Inc.                                   100,000      4,030,000
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          100,000      3,091,000
========================================================================
                                                              14,860,200
========================================================================

HEALTH CARE FACILITIES-1.43%

HCA Inc.                                          100,000      3,966,000
------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                              300,000      3,906,000
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          150,000      4,035,000
========================================================================
                                                              11,907,000
========================================================================

HOME IMPROVEMENT RETAIL-1.03%

Lowe's Cos., Inc.                                 250,000      8,525,000
========================================================================

HOTELS-1.06%

Royal Caribbean Cruises Ltd.                      800,000      8,800,000
========================================================================

INTERNET RETAIL-0.54%

eBay Inc.(a)                                       85,000      4,460,800
========================================================================

IT CONSULTING & SERVICES-0.76%

SunGard Data Systems Inc.(a)                      250,000      6,300,000
========================================================================

LIFE & HEALTH INSURANCE-0.52%

AFLAC, Inc.                                       175,000      4,280,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MANAGED HEALTH CARE-0.88%

Caremark Rx, Inc.(a)                              250,000   $  3,350,000
------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000      3,945,000
========================================================================
                                                               7,295,000
========================================================================

MOTORCYCLE MANUFACTURERS-1.36%

Harley-Davidson, Inc.                             250,000     11,315,000
========================================================================

MOVIES & ENTERTAINMENT-2.26%

AOL Time Warner Inc.(a)                           600,000     18,726,000
========================================================================

MULTI-LINE INSURANCE-3.21%

American International Group, Inc.                270,000     21,222,000
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     100,000      5,400,000
========================================================================
                                                              26,622,000
========================================================================

NETWORKING EQUIPMENT-5.24%

Brocade Communications Systems, Inc.(a)           350,000      8,592,500
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,500,000     25,380,000
------------------------------------------------------------------------
Finisar Corp.(a)                                  650,000      5,083,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         200,000      4,458,000
========================================================================
                                                              43,513,500
========================================================================

PHARMACEUTICALS-8.02%

Abbott Laboratories                               200,000     10,596,000
------------------------------------------------------------------------
Allergan, Inc.                                    125,000      8,973,750
------------------------------------------------------------------------
Andrx Group(a)                                     90,000      5,843,700
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         298,500      7,226,685
------------------------------------------------------------------------
ImClone Systems Inc.(a)                            80,000      4,895,200
------------------------------------------------------------------------
Johnson & Johnson                                 350,000     20,268,500
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     225,000      8,772,750
========================================================================
                                                              66,576,585
========================================================================

RESTAURANTS-1.20%

Brinker International, Inc.(a)                    225,000      5,715,000
------------------------------------------------------------------------
Starbucks Corp.(a)                                250,000      4,280,000
========================================================================
                                                               9,995,000
========================================================================

SEMICONDUCTOR EQUIPMENT-5.62%

Applied Materials, Inc.(a)                        400,000     13,644,000
------------------------------------------------------------------------
Axcelis Technologies, Inc.(a)                     500,000      6,555,000
------------------------------------------------------------------------
Brooks Automation, Inc.(a)                        175,000      5,649,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               300,000     12,258,000
------------------------------------------------------------------------
Lam Research Corp.(a)                             450,000      8,532,000
========================================================================
                                                              46,638,000
========================================================================

SEMICONDUCTORS-10.91%

Altera Corp.(a)                                   575,000     11,615,000
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           225,000      8,550,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         175,000      6,021,750
------------------------------------------------------------------------
Conexant Systems, Inc.(a)                         550,000      5,582,500
------------------------------------------------------------------------
Intel Corp.                                       475,000     11,599,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Linear Technology Corp.                           150,000   $  5,820,000
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      275,000      8,585,500
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         300,000      6,132,000
------------------------------------------------------------------------
Texas Instruments Inc.                            700,000     19,593,000
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   400,000      7,072,000
========================================================================
                                                              90,571,250
========================================================================

SOFT DRINKS-0.59%

PepsiCo, Inc.                                     100,000      4,871,000
========================================================================

SPECIALTY STORES-1.19%

Bed Bath & Beyond Inc.(a)                         300,000      7,518,000
------------------------------------------------------------------------
Tiffany & Co.                                     100,000      2,339,000
========================================================================
                                                               9,857,000
========================================================================

SYSTEMS SOFTWARE-4.38%

Microsoft Corp.(a)                                400,000     23,260,000
------------------------------------------------------------------------
Oracle Corp.(a)                                   650,000      8,814,000
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         150,000      4,257,000
========================================================================
                                                              36,331,000
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.33%

QUALCOMM Inc.(a)                                  225,000     11,052,000
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.73%

Sprint Corp. (PCS Group)(a)                       270,000      6,021,000
========================================================================
    Total Domestic Common Stocks (Cost
      $787,789,972)                                          716,412,185
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.82%

BERMUDA-1.55%

ACE Ltd. (Property & Casualty Insurance)          180,000      6,345,000
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                       75,000      6,514,500
========================================================================
                                                              12,859,500
========================================================================

CANADA-2.63%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 500,000     17,160,000
------------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(a)        100,000      4,621,000
========================================================================
                                                              21,781,000
========================================================================

FINLAND-0.62%

Nokia Oyj-ADR (Telecommunications Equipment)      250,000      5,127,500
========================================================================

HONG KONG-1.46%

Dah Sing Financial Group (Banks)                2,802,800     12,145,700
========================================================================

ISRAEL-1.51%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            100,000      4,210,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
ISRAEL-(CONTINUED)

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               135,000   $  8,343,000
========================================================================
                                                              12,553,000
========================================================================

TAIWAN-1.24%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       800,000     10,328,000
========================================================================

UNITED KINGDOM-0.81%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            150,000      6,705,000
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $79,427,995)                            81,499,700
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(b)                19,211,473   $ 19,211,473
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        19,211,473     19,211,473
========================================================================
    Total Money Market Funds (Cost
      $38,422,946)                                            38,422,946
========================================================================
TOTAL INVESTMENTS-100.79% (Cost $905,640,913)                836,334,831
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.79%)                         (6,538,121)
========================================================================
NET ASSETS-100.00%                                          $829,796,710
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $905,640,913)*                                $836,334,831
------------------------------------------------------------
Receivables for:
  Investments sold                                15,068,102
------------------------------------------------------------
  Fund shares sold                                 1,044,409
------------------------------------------------------------
  Dividends                                          198,060
------------------------------------------------------------
Investment for deferred compensation plan             19,221
------------------------------------------------------------
Collateral for securities loaned                  67,125,200
------------------------------------------------------------
Other assets                                          32,109
============================================================
    Total assets                                 919,821,932
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           18,940,340
------------------------------------------------------------
  Fund shares reacquired                           2,656,648
------------------------------------------------------------
  Deferred compensation plan                          19,221
------------------------------------------------------------
  Collateral upon return of securities loaned     67,125,200
------------------------------------------------------------
Accrued distribution fees                            852,849
------------------------------------------------------------
Accrued trustees' fees                                 1,200
------------------------------------------------------------
Accrued transfer agent fees                          325,767
------------------------------------------------------------
Accrued operating expenses                           103,997
============================================================
    Total liabilities                             90,025,222
============================================================
Net assets applicable to shares outstanding     $829,796,710
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $312,377,465
____________________________________________________________
============================================================
Class B                                         $367,494,337
____________________________________________________________
============================================================
Class C                                         $149,924,908
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           40,978,556
____________________________________________________________
============================================================
Class B                                           48,976,556
____________________________________________________________
============================================================
Class C                                           19,981,184
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.62
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.62 divided by
      94.50%)                                   $       8.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       7.50
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       7.50
____________________________________________________________
============================================================

* At October 31,2001, securities with an aggregate market value of $63,390,853 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $90,245)                                     $   4,526,403
------------------------------------------------------------
Dividends from affiliated money market funds       2,463,296
------------------------------------------------------------
Interest                                              81,320
------------------------------------------------------------
Security lending income                              102,396
============================================================
    Total investment income                        7,173,415
============================================================

EXPENSES:

Advisory fees                                     10,214,781
------------------------------------------------------------
Administrative services fees                         151,955
------------------------------------------------------------
Custodian fees                                       133,864
------------------------------------------------------------
Distribution fees -- Class A                       1,604,512
------------------------------------------------------------
Distribution fees -- Class B                       5,263,422
------------------------------------------------------------
Distribution fees -- Class C                       2,169,648
------------------------------------------------------------
Transfer agent fees -- Class A                     1,656,884
------------------------------------------------------------
Transfer agent fees -- Class B                     2,031,830
------------------------------------------------------------
Transfer agent fees -- Class C                       837,546
------------------------------------------------------------
Trustees' fees                                        13,013
------------------------------------------------------------
Other                                                672,764
============================================================
    Total expenses                                24,750,219
============================================================
Less: Fees waived                                     (1,945)
------------------------------------------------------------
    Expenses paid indirectly                         (37,927)
============================================================
    Net expenses                                  24,710,347
============================================================
Net investment income (loss)                     (17,536,932)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (546,175,139)
------------------------------------------------------------
  Foreign currencies                                  56,084
------------------------------------------------------------
  Option contracts written                           836,373
============================================================
                                                (545,282,682)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (352,555,160)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (897,837,842)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(915,374,774)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (17,536,932)   $  (16,886,666)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (545,282,682)     (151,974,988)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (352,555,160)      243,388,002
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (915,374,774)       74,526,348
==============================================================================================
Share transactions-net:
  Class A                                                         (4,824,124)      467,782,934
----------------------------------------------------------------------------------------------
  Class B                                                         19,065,645       537,342,137
----------------------------------------------------------------------------------------------
  Class C                                                          5,699,957       252,670,086
==============================================================================================
    Net increase (decrease) in net assets                       (895,433,296)    1,332,321,505
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,725,230,006       392,908,501
==============================================================================================
  End of year                                                 $  829,796,710    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,599,864,940    $1,597,415,192
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (27,556)          (38,438)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (700,734,593)     (155,395,827)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (69,306,081)      283,249,079
==============================================================================================
                                                              $  829,796,710    $1,725,230,006
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $17,547,814, undistributed net realized gains decreased by $56,084 and paid in capital decreased by $17,491,730 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and nondeductible organizational expenses reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund's capital loss carryforward of $689,760,879 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD                  EXPIRATION
   ------------                  ----------
   $  3,389,675               October 31, 2007
   -------------------------------------------
    144,576,334               October 31, 2008
   -------------------------------------------
    541,794,870               October 31, 2009
   ===========================================
   $689,760,879
   ___________________________________________
   ===========================================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,945.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $151,955 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $2,598,045 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,604,512, $5,263,422 and $2,169,648, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $524,490 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $152,995 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,105 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,444 and reductions in custodian fees of $16,483 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $37,927.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $63,390,853 were on loan to brokers. The loans were secured by cash collateral of $67,125,200 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $102,396 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,713,368,772 and $1,655,874,341, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  33,858,636
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (114,138,432)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $ (80,279,796)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $916,614,627.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of year                      --      $        --
----------------------------------------------------------
Written                             5,500        2,123,571
----------------------------------------------------------
Closed                             (2,750)      (1,286,849)
----------------------------------------------------------
Exercised                          (2,750)        (836,722)
==========================================================
End of year                            --      $        --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                          2001                          2000
                                               ---------------------------   ---------------------------
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                               -----------   -------------   ----------   --------------
Sold:
  Class A                                       12,849,753   $ 144,467,400   34,788,634   $  547,265,482
--------------------------------------------------------------------------------------------------------
  Class B                                       11,680,092     132,373,521   37,284,984      583,389,114
--------------------------------------------------------------------------------------------------------
  Class C                                        6,058,052      68,141,585   17,532,275      276,260,624
========================================================================================================
Reacquired:
  Class A                                      (15,179,735)   (149,291,524)  (4,975,363)     (79,482,548)
--------------------------------------------------------------------------------------------------------
  Class B                                      (11,736,735)   (113,307,876)  (2,900,834)     (46,046,977)
--------------------------------------------------------------------------------------------------------
  Class C                                       (6,377,405)    (62,441,628)  (1,492,566)     (23,590,538)
========================================================================================================
                                                (2,705,978)  $  19,941,478   80,237,130   $1,257,795,157
________________________________________________________________________________________________________
========================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                                ------------------------------------------
                                                                                            JUNE 7,1999
                                                                                          (DATE OPERATIONS
                                                                YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                                ----------------------      OCTOBER 31,
                                                                  2001         2000             1999
                                                                ---------    ---------    ----------------
Net asset value, beginning of period                            $  15.40     $  12.14      $  10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.12)       (0.11)        (0.03)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.66)        3.37          2.17
==========================================================================================================
      Total from investment operations                             (7.78)        3.26          2.14
==========================================================================================================
Net asset value, end of period                                  $   7.62     $  15.40      $  12.14
__________________________________________________________________________________________________________
==========================================================================================================
Total return(a)                                                   (50.52)%      26.85%        21.40%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $312,377     $666,929      $163,872
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                             1.64%(b)     1.50%         1.60%(c)(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets        (1.04)%(b)   (0.93)%       (1.00)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                              143%          90%           29%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $458,431,927.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)  Annualized.

                                                                                 CLASS B
                                                                ------------------------------------------
                                                                                            JUNE 7,1999
                                                                                          (DATE OPERATIONS
                                                                YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                                ----------------------      OCTOBER 31,
                                                                  2001         2000             1999
                                                                ---------    ---------    ----------------
Net asset value, beginning of period                            $  15.26     $  12.11      $  10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)       (0.18)        (0.04)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (7.58)        3.33          2.15
==========================================================================================================
      Total from investment operations                             (7.76)        3.15          2.11
==========================================================================================================
Net asset value, end of period                                  $   7.50     $  15.26      $  12.11
__________________________________________________________________________________________________________
==========================================================================================================
Total return(a)                                                   (50.85)%      26.01%        21.10%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $367,494     $748,480      $177,430
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                             2.32%(b)     2.17%         2.24%(c)(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets        (1.72)%(b)   (1.60)%       (1.64)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                              143%          90%           29%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $526,342,161.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                                                                              CLASS C
                                                              ----------------------------------------
                                                                                          JUNE 7,1999
                                                                                       (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              ----------------------      OCTOBER 31,
                                                                2001        2000             1999
                                                              --------    ----------   ---------------
Net asset value, beginning of period                          $  15.26     $  12.11     $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)       (0.17)      (0.04)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (7.57)        3.32        2.15
======================================================================================================
      Total from investment operations                           (7.76)        3.15        2.11
======================================================================================================
Net asset value, end of period                                $   7.50     $  15.26     $ 12.11
______________________________________________________________________________________________________
======================================================================================================
Total return(a)                                                 (50.85)%      26.01%      21.10%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $149,925     $309,821     $51,605
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.32%(b)     2.17%       2.24%(c)(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (1.72)%(b)   (1.60)%     (1.64)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                            143%          90%         29%
______________________________________________________________________________________________________
======================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $216,964,846.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Emerging Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets and financial highlights of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds) for the period March 31, 2000 (date operations commenced) through October 31, 2000. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and the financial highlights of AIM Emerging Growth Fund for the period March 31, 2000 (date operations commenced) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-96.71%

ADVERTISING-1.42%

Lamar Advertising Co.(a)                          75,000   $  2,355,000
=======================================================================

APPAREL RETAIL-1.14%

Abercrombie & Fitch Co.-Class A(a)               100,000      1,882,000
=======================================================================

APPLICATION SOFTWARE-5.12%

BEA Systems, Inc.(a)                             100,000      1,214,000
-----------------------------------------------------------------------
Cerner Corp.(a)                                   10,000        537,500
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           65,000      1,521,000
-----------------------------------------------------------------------
National Instruments Corp.(a)                     40,000      1,152,400
-----------------------------------------------------------------------
SeaChange International, Inc.(a)                  75,000      1,845,000
-----------------------------------------------------------------------
Siebel Systems, Inc.(a)                           50,000        816,500
-----------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)           100,000      1,393,000
=======================================================================
                                                              8,479,400
=======================================================================

BIOTECHNOLOGY-5.29%

Affymetrix, Inc.(a)                               35,000      1,051,750
-----------------------------------------------------------------------
Albany Molecular Research, Inc.(a)                45,000      1,246,500
-----------------------------------------------------------------------
Cephalon, Inc.(a)                                 25,000      1,576,250
-----------------------------------------------------------------------
COR Therapeutics, Inc.(a)                         50,000      1,126,500
-----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     25,000      1,499,500
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               25,000      1,533,500
-----------------------------------------------------------------------
Novavax, Inc.(a)                                  60,000        734,400
=======================================================================
                                                              8,768,400
=======================================================================

BROADCASTING & CABLE TV-4.44%

Adelphia Communications Corp.-Class A(a)          50,000      1,106,500
-----------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)           90,000      1,272,600
-----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                   100,000      1,676,000
-----------------------------------------------------------------------
Radio One, Inc.-Class A(a)                       100,000      1,165,000
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          85,000      2,125,000
=======================================================================
                                                              7,345,100
=======================================================================

CASINOS & GAMING-2.00%

International Game Technology(a)                  65,000      3,318,250
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.97%

CDW Computer Centers, Inc.(a)                     35,000      1,611,750
=======================================================================

CONSTRUCTION & ENGINEERING-1.16%

Shaw Group Inc. (The)(a)                          70,000      1,925,000
=======================================================================

CONSUMER FINANCE-1.31%

AmeriCredit Corp.(a)                              90,000      1,395,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.                        200,000   $    778,000
=======================================================================
                                                              2,173,000
=======================================================================

DATA PROCESSING SERVICES-0.48%

Paychex, Inc.                                     25,000        801,500
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.60%

Career Education Corp.(a)                         40,000      1,042,800
-----------------------------------------------------------------------
IMS Health Inc.                                   75,000      1,602,750
=======================================================================
                                                              2,645,550
=======================================================================

DRUG RETAIL-0.65%

CVS Corp.                                         45,000      1,075,500
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.72%

Power-One, Inc.(a)                               150,000      1,186,500
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.34%

Merix Corp.(a)                                   100,000      1,688,000
-----------------------------------------------------------------------
Millipore Corp.                                   30,000      1,569,000
-----------------------------------------------------------------------
Optimal Robotics Corp.-Class A (Canada)(a)        35,000      1,031,800
-----------------------------------------------------------------------
SCI Systems, Inc.(a)                              55,000      1,117,050
-----------------------------------------------------------------------
Tektronix, Inc.(a)                                90,000      1,773,000
=======================================================================
                                                              7,178,850
=======================================================================

ENVIRONMENTAL SERVICES-0.70%

Tetra Tech, Inc.(a)                               45,000      1,164,600
=======================================================================

FOOTWEAR-0.75%

Reebok International Ltd.(a)                      60,000      1,245,600
=======================================================================

GENERAL MERCHANDISE STORES-1.08%

Dollar General Corp.                             125,000      1,786,250
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.85%

Apria Healthcare Group Inc.(a)                    30,000        690,000
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          55,000      2,251,700
-----------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           20,000      1,724,000
-----------------------------------------------------------------------
Specialty Laboratories, Inc.(a)                   40,000      1,152,400
-----------------------------------------------------------------------
Women First HealthCare, Inc.(a)                   80,000        556,000
=======================================================================
                                                              6,374,100
=======================================================================

HEALTH CARE EQUIPMENT-3.77%

Given Imaging Ltd. (Israel)(a)                    75,000        671,250
-----------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  25,000        735,000
-----------------------------------------------------------------------
Lumenis Ltd. (Israel)(a)                          90,000      1,791,000
-----------------------------------------------------------------------
Med-Design Corp. (The)(a)                        110,000      2,205,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
HEALTH CARE EQUIPMENT-(CONTINUED)

Ventana Medical Systems, Inc.(a)                  40,000   $    847,600
=======================================================================
                                                              6,250,350
=======================================================================

HEALTH CARE FACILITIES-3.25%

Community Health Systems, Inc.(a)                 50,000      1,250,000
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          90,000      2,421,000
-----------------------------------------------------------------------
United Surgical Partners International
  Inc.(a)                                         50,000        900,000
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        20,000        807,800
=======================================================================
                                                              5,378,800
=======================================================================

HOTELS-0.63%

Intrawest Corp. (Canada)                          75,000      1,048,500
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.41%

Intrado Inc.(a)                                   25,000        678,750
=======================================================================

INTERNET SOFTWARE & SERVICES-1.62%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     55,000      1,623,600
-----------------------------------------------------------------------
SonicWALL, Inc.(a)                                75,000      1,065,000
=======================================================================
                                                              2,688,600
=======================================================================

MANAGED HEALTH CARE-1.14%

Pediatrix Medical Group, Inc.(a)                  65,000      1,887,600
=======================================================================

MARINE-0.40%

A.C.L.N. Ltd. (Cyprus)(a)                         25,000        668,250
=======================================================================

MOVIES & ENTERTAINMENT-1.11%

Macrovision Corp.(a)                              75,000      1,845,750
=======================================================================

MULTI-UTILITIES-0.84%

Enron Corp.                                      100,000      1,390,000
=======================================================================

NETWORKING EQUIPMENT-3.39%

Brocade Communications Systems, Inc.(a)           75,000      1,841,250
-----------------------------------------------------------------------
Corvis Corp.(a)                                  300,000        675,000
-----------------------------------------------------------------------
Finisar Corp.(a)                                 225,000      1,759,500
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         60,000      1,337,400
=======================================================================
                                                              5,613,150
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.83%

Hanover Compressor Co.(a)                         50,000      1,379,000
=======================================================================

PACKAGED FOODS-0.69%

Dreyer's Grand Ice Cream, Inc.                    35,000      1,144,500
=======================================================================

PHARMACEUTICALS-9.55%

Andrx Group(a)                                    15,000        973,950
-----------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)       25,000      1,192,500
-----------------------------------------------------------------------
CIMA Labs Inc.(a)                                 40,000      2,162,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
PHARMACEUTICALS-(CONTINUED)

ICN Pharmaceuticals, Inc.                         75,000   $  1,815,750
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     25,000        974,750
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           42,500      2,451,825
-----------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 25,000        857,500
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     45,000      2,011,500
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     80,000      3,368,000
=======================================================================
                                                             15,807,775
=======================================================================

RESTAURANTS-2.54%

Brinker International, Inc.(a)                    75,000      1,905,000
-----------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                40,000      1,585,200
-----------------------------------------------------------------------
Starbucks Corp.(a)                                41,700        713,904
=======================================================================
                                                              4,204,104
=======================================================================

SEMICONDUCTOR EQUIPMENT-4.41%

KLA-Tencor Corp.(a)                               50,000      2,043,000
-----------------------------------------------------------------------
Lam Research Corp.(a)                             90,000      1,706,400
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         55,000      1,816,650
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                 75,000      1,728,750
=======================================================================
                                                              7,294,800
=======================================================================

SEMICONDUCTORS-11.53%

Applied Micro Circuits Corp.(a)                  150,000      1,654,500
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         50,000      1,720,500
-----------------------------------------------------------------------
Cree, Inc.(a)                                     50,000        897,500
-----------------------------------------------------------------------
Genesis Microchip Inc. (Canada)(a)                20,000        924,200
-----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)              140,000      2,381,400
-----------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             55,000      1,531,750
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                      80,000      2,497,600
-----------------------------------------------------------------------
NVIDIA Corp.(a)                                   20,000        857,200
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         85,000      1,737,400
-----------------------------------------------------------------------
Semtech Corp.(a)                                  50,000      1,887,500
-----------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                  170,000      3,005,600
=======================================================================
                                                             19,095,150
=======================================================================

SPECIALTY CHEMICALS-0.68%

Sigma-Aldrich Corp.                               30,000      1,125,600
=======================================================================

SPECIALTY STORES-0.55%

Linens 'n Things, Inc.(a)                         50,000        910,000
=======================================================================

SYSTEMS SOFTWARE-1.45%

BMC Software, Inc.(a)                             75,000      1,130,250
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         45,000      1,277,100
=======================================================================
                                                              2,407,350
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

TELECOMMUNICATIONS EQUIPMENT-10.43%

ADC Telecommunications, Inc.(a)                  225,000   $  1,023,750
-----------------------------------------------------------------------
Anaren Microwave, Inc.(a)                         50,000        764,500
-----------------------------------------------------------------------
C-COR.net Corp.(a)                               175,000      1,198,750
-----------------------------------------------------------------------
CommScope, Inc.(a)                               125,000      2,443,750
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      60,000      1,128,600
-----------------------------------------------------------------------
Harmonic Inc.(a)                                 250,000      2,017,500
-----------------------------------------------------------------------
JDS Uniphase Corp.(a)                            120,000        958,800
-----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                   75,000      1,147,500
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          85,000      1,773,950
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                               205,000      4,813,400
=======================================================================
                                                             17,270,500
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.47%

AirGate PCS, Inc.(a)                              15,000        771,900
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $180,727,691)                         160,176,779
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-5.25%

STIC Liquid Assets Portfolio(b)                4,345,253   $  4,345,253
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,345,253      4,345,253
=======================================================================
    Total Money Market Funds (Cost
      $8,690,506)                                             8,690,506
=======================================================================
TOTAL INVESTMENTS-101.96% (Cost $189,418,197)               168,867,285
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.96%)                        (3,252,133)
=======================================================================
NET ASSETS-100.00%                                         $165,615,152
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $189,418,197)*                                $168,867,285
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,796,430
------------------------------------------------------------
  Fund shares sold                                   331,238
------------------------------------------------------------
  Dividends                                           26,011
------------------------------------------------------------
Investment for deferred compensation plan              8,265
------------------------------------------------------------
Collateral for securities loaned                  45,730,707
------------------------------------------------------------
Other assets                                          15,496
============================================================
    Total assets                                 216,775,432
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,537,979
------------------------------------------------------------
  Fund shares reacquired                             577,043
------------------------------------------------------------
  Deferred compensation plan                           8,265
------------------------------------------------------------
  Collateral upon return of securities loaned     45,730,707
------------------------------------------------------------
Accrued distribution fees                            163,990
------------------------------------------------------------
Accrued trustees' fees                                   954
------------------------------------------------------------
Accrued transfer agent fees                           93,711
------------------------------------------------------------
Accrued operating expenses                            47,631
============================================================
    Total liabilities                             51,160,280
============================================================
Net assets applicable to shares outstanding     $165,615,152
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 81,113,585
____________________________________________________________
============================================================
Class B                                         $ 58,018,585
____________________________________________________________
============================================================
Class C                                         $ 26,482,982
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           14,864,771
____________________________________________________________
============================================================
Class B                                           10,736,943
____________________________________________________________
============================================================
Class C                                            4,904,888
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       5.46
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $5.46 divided by
      94.50%)                                   $       5.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       5.40
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       5.40
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $44,752,486 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $     755,526
------------------------------------------------------------
Dividends                                             63,504
------------------------------------------------------------
Interest                                               4,602
------------------------------------------------------------
Security lending income                               39,582
============================================================
    Total investment income                          863,214
============================================================

EXPENSES:

Advisory fees                                      1,912,682
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        65,736
------------------------------------------------------------
Distribution fees -- Class A                         402,908
------------------------------------------------------------
Distribution fees -- Class B                         757,676
------------------------------------------------------------
Distribution fees -- Class C                         341,372
------------------------------------------------------------
Transfer agent fees -- Class A                       468,259
------------------------------------------------------------
Transfer agent fees -- Class B                       314,279
------------------------------------------------------------
Transfer agent fees -- Class C                       141,599
------------------------------------------------------------
Trustees' fees                                         9,185
------------------------------------------------------------
Other                                                366,947
============================================================
    Total expenses                                 4,830,643
============================================================
Less: Fees waived                                   (261,774)
------------------------------------------------------------
    Expenses paid indirectly                         (20,090)
============================================================
    Net expenses                                   4,548,779
============================================================
Net investment income (loss)                      (3,685,565)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (129,204,045)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (11,516,298)
============================================================
Net gain (loss) from investment securities      (140,720,343)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(144,405,908)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (3,685,565)   $ (1,459,473)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (129,204,045)     10,994,086
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (11,516,298)     (9,034,614)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (144,405,908)        499,999
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (6,485,823)             --
-------------------------------------------------------------------------------------------
  Class B                                                        (4,157,366)             --
-------------------------------------------------------------------------------------------
  Class C                                                        (1,871,035)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        14,714,393     145,911,913
-------------------------------------------------------------------------------------------
  Class B                                                        15,848,783      95,639,839
-------------------------------------------------------------------------------------------
  Class C                                                         8,770,527      41,149,830
===========================================================================================
    Net increase (decrease) in net assets                      (117,586,429)    283,201,581
===========================================================================================

NET ASSETS:

  Beginning of year                                             283,201,581              --
===========================================================================================
  End of year                                                 $ 165,615,152    $283,201,581
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 318,987,409    $283,472,289
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (9,286)       (138,021)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (132,812,059)      8,901,927
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (20,550,912)     (9,034,614)
===========================================================================================
                                                              $ 165,615,152    $283,201,581
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $3,814,300, undistributed net realized gains increased by $4,283 and paid in capital decreased by $3,818,583 as a result of differing book/tax treatment of net operating loss and nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $128,445,323 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $261,774.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $494,569 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $402,908, $757,676 and $341,372, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $112,530 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $50,717 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,612 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,900 and reductions in custodian fees of $16,190 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $20,090.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

At October 31, 2001, securities with an aggregate value of $44,752,486 were on loan to brokers. The loans were secured by cash collateral of $45,730,707 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $39,582 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $619,095,105 and $552,790,880, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $  7,586,609
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (32,504,257)
============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(24,917,648)
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $193,784,933.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
                                                              -----------    ------------    ----------    ------------
Sold:
  Class A                                                      10,878,561    $ 81,971,539    18,240,329    $192,061,883
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,634,109      35,853,848     9,701,917     102,240,743
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,272,711      17,218,224     4,148,798      43,170,645
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         735,802       6,291,110            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         472,976       4,025,501            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         208,202       1,771,798            --              --
=======================================================================================================================
Reacquired:
  Class A                                                     (10,760,676)    (73,548,256)   (4,229,245)    (46,149,970)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,422,165)    (24,030,566)     (649,894)     (6,600,904)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,530,116)    (10,219,495)     (194,707)     (2,020,815)
=======================================================================================================================
                                                                3,489,404    $ 39,333,703    27,017,198    $282,701,582
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.50          $  10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)            (0.04)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.51)             0.54
=============================================================================================
    Total from investment operations                              (4.61)             0.50
=============================================================================================
Less distributions from net realized gains                        (0.43)               --
=============================================================================================
Net asset value, end of period                                  $  5.46          $  10.50
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.37)%            5.00%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $81,114          $147,101
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.71%(b)          1.68%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              1.83%(b)          1.68%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.32)%(b)        (1.04)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%              111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $115,116,551.
(c)  Annualized.

                                                                          CLASS B
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.47          $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.14)           (0.07)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.50)            0.54
=============================================================================================
    Total from investment operations                              (4.64)            0.47
=============================================================================================
Less distributions from net realized gains                        (0.43)              --
=============================================================================================
Net asset value, end of period                                  $  5.40          $ 10.47
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.81)%           4.70%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,019          $94,740
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.36%(b)         2.37%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              2.48%(b)         2.37%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.98)%(b)       (1.73)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%             111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $75,767,623.
(c)  Annualized.

                                                                          CLASS C
                                                              -------------------------------
                                                                              MARCH 31, 2000
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2001              2000
                                                              -----------    ----------------
Net asset value, beginning of period                            $ 10.46          $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.14)           (0.07)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.49)            0.53
=============================================================================================
    Total from investment operations                              (4.63)            0.46
=============================================================================================
Less distributions from net realized gains                        (0.43)              --
=============================================================================================
Net asset value, end of period                                  $  5.40          $ 10.46
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                  (45.76)%           4.60%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $26,483          $41,361
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.36%(b)         2.37%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              2.48%(b)         2.37%(c)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (1.98)%(b)       (1.73)%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             242%             111%
_____________________________________________________________________________________________
=============================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $34,137,225.
(c)  Annualized.

LARGE CAP BASIC VALUE FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Large Cap Basic Value Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for the one-year period ended October 31, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Large Cap Basic Value Fund for the year ended October 31, 2000 and the financial highlights for the one-year period ended October 31, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.47%

ADVERTISING-1.91%

Interpublic Group of Cos., Inc. (The)             125,800   $  2,824,210
========================================================================

ALUMINUM-3.30%

Alcoa Inc.                                        151,200      4,879,224
========================================================================

APPAREL RETAIL-2.52%

Gap, Inc. (The)                                   286,000      3,738,020
========================================================================

BANKS-8.68%

Bank of America Corp.                              92,500      5,456,575
------------------------------------------------------------------------
Bank One Corp.                                     80,800      2,681,752
------------------------------------------------------------------------
FleetBoston Financial Corp.                       143,300      4,708,838
========================================================================
                                                              12,847,165
========================================================================

BUILDING PRODUCTS-2.95%

Masco Corp.                                       220,000      4,362,600
========================================================================

CONSTRUCTION & FARM MACHINERY-1.17%

Deere & Co.                                        46,700      1,727,433
========================================================================

CONSUMER ELECTRONICS-1.64%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          107,870      2,432,468
========================================================================

CONSUMER FINANCE-0.21%

Providian Financial Corp.                          78,700        306,143
========================================================================

DATA PROCESSING SERVICES-4.66%

Ceridian Corp.(a)                                 180,300      2,973,147
------------------------------------------------------------------------
First Data Corp.                                   58,100      3,925,817
========================================================================
                                                               6,898,964
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.37%

H&R Block, Inc.                                   103,000      3,510,240
========================================================================

DIVERSIFIED FINANCIAL SERVICES-9.35%

Citigroup Inc.                                    103,893      4,729,209
------------------------------------------------------------------------
Freddie Mac                                        68,500      4,645,670
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           126,500      4,473,040
========================================================================
                                                              13,847,919
========================================================================

ELECTRIC UTILITIES-3.93%

Edison International(a)                            67,700        962,017
------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                      80,100      2,067,381
------------------------------------------------------------------------
PG&E Corp.(a)                                     154,300      2,786,658
========================================================================
                                                               5,816,056
========================================================================

ENVIRONMENTAL SERVICES-3.18%

Waste Management, Inc.                            192,450      4,715,025
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

FOOD RETAIL-3.27%

Kroger Co. (The)(a)                               198,100   $  4,845,526
========================================================================

GENERAL MERCHANDISE STORES-1.73%

Target Corp.                                       82,000      2,554,300
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.10%

McKesson Corp.                                     44,100      1,631,259
========================================================================

HEALTH CARE FACILITIES-1.90%

HCA Inc.                                           49,000      1,943,340
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)      44,900        875,101
========================================================================
                                                               2,818,441
========================================================================

HOTELS-1.00%

Starwood Hotels & Resorts Worldwide, Inc.          67,100      1,478,884
========================================================================

INDUSTRIAL CONGLOMERATES-3.44%

Tyco International Ltd. (Bermuda)                 103,600      5,090,904
========================================================================

INDUSTRIAL GASES-1.03%

Air Products & Chemicals, Inc.                     38,150      1,527,526
========================================================================

INDUSTRIAL MACHINERY-2.45%

Illinois Tool Works Inc.                           63,400      3,626,480
========================================================================

INSURANCE BROKERS-1.28%

Marsh & McLennan Cos., Inc.                        19,550      1,891,463
========================================================================

INTEGRATED OIL & GAS-1.03%

Exxon Mobil Corp.                                  38,592      1,522,454
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.95%

AT&T Corp.                                        188,900      2,880,725
========================================================================

IT CONSULTING & SERVICES-2.31%

Electronic Data Systems Corp.                      53,100      3,418,047
========================================================================

LIFE & HEALTH INSURANCE-1.95%

UnumProvident Corp.                               129,000      2,893,470
========================================================================

MANAGED HEALTH CARE-2.60%

Anthem, Inc.(a)                                    45,000      1,884,600
------------------------------------------------------------------------
UnitedHealth Group Inc.                            29,900      1,965,925
========================================================================
                                                               3,850,525
========================================================================

MOVIES & ENTERTAINMENT-2.08%

Walt Disney Co. (The)                             165,600      3,078,504
========================================================================

MULTI-LINE INSURANCE-1.21%

American International Group, Inc.                 22,747      1,787,914
========================================================================

OIL & GAS DRILLING-3.69%

ENSCO International Inc.                           92,800      1,837,440
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                       120,177   $  3,623,337
========================================================================
                                                               5,460,777
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.43%

Schlumberger Ltd.                                  74,300      3,597,606
========================================================================

PAPER PRODUCTS-2.04%

International Paper Co.                            84,500      3,025,100
========================================================================

PHARMACEUTICALS-1.33%

Pharmacia Corp.                                    48,757      1,975,634
========================================================================

PHOTOGRAPHIC PRODUCTS-1.05%

Eastman Kodak Co.                                  60,800      1,554,656
========================================================================

PROPERTY & CASUALTY INSURANCE-4.73%

ACE Ltd. (Bermuda)                                 74,000      2,608,500
------------------------------------------------------------------------
MGIC Investment Corp.                              28,300      1,464,242
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  33,800      2,935,868
========================================================================
                                                               7,008,610
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SYSTEMS SOFTWARE-3.29%

Computer Associates International, Inc.           157,500   $  4,869,900
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.71%

Motorola, Inc.                                    154,300      2,525,891
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $154,415,069)                          142,820,063
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.53%

FEDERAL HOME LOAN BANK-4.53%

Unsec. Disc. Notes,
  2.46%, 11/01/01 (Cost $6,704,000)(b)         $6,704,000      6,704,000
========================================================================
TOTAL INVESTMENTS-101.00%
  (Cost $161,119,069)                                        149,524,063
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.00%)                         (1,486,672)
========================================================================
NET ASSETS-100.00%                                          $148,037,391
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $161,119,069)*                                $149,524,063
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,638,798
------------------------------------------------------------
  Fund shares sold                                 1,079,889
------------------------------------------------------------
  Dividends                                           92,441
------------------------------------------------------------
Investment for deferred compensation plan             12,340
------------------------------------------------------------
Collateral for securities loaned                   1,522,800
------------------------------------------------------------
Other assets                                          26,678
============================================================
    Total assets                                 154,897,009
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,422,697
------------------------------------------------------------
  Fund shares reacquired                             712,505
------------------------------------------------------------
  Deferred compensation plan                          12,340
------------------------------------------------------------
  Collateral upon return of securities loaned      1,522,800
------------------------------------------------------------
Accrued distribution fees                            137,512
------------------------------------------------------------
Accrued trustees' fees                                   916
------------------------------------------------------------
Accrued transfer agent fees                           19,382
------------------------------------------------------------
Accrued operating expenses                            31,466
============================================================
    Total liabilities                              6,859,618
============================================================
Net assets applicable to shares outstanding     $148,037,391
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 68,676,118
____________________________________________________________
============================================================
Class B                                         $ 58,681,395
____________________________________________________________
============================================================
Class C                                         $ 20,679,878
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            6,275,056
____________________________________________________________
============================================================
Class B                                            5,405,744
____________________________________________________________
============================================================
Class C                                            1,905,196
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.94
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.94 divided
      by 94.50%)                                $      11.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.85
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $736,240 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,943)                                       $  1,002,629
------------------------------------------------------------
Interest                                             279,820
------------------------------------------------------------
Security lending income                                  354
============================================================
    Total investment income                        1,282,803
============================================================

EXPENSES:

Advisory fees                                        537,749
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        33,258
------------------------------------------------------------
Distribution fees -- Class A                         149,015
------------------------------------------------------------
Distribution fees -- Class B                         339,904
------------------------------------------------------------
Distribution fees -- Class C                         130,588
------------------------------------------------------------
Transfer agent fees -- Class A                        79,224
------------------------------------------------------------
Transfer agent fees -- Class B                        73,035
------------------------------------------------------------
Transfer agent fees -- Class C                        28,060
------------------------------------------------------------
Trustees' fees                                         8,744
------------------------------------------------------------
Other                                                110,136
============================================================
    Total expenses                                 1,539,713
============================================================
Less: Fees waived                                    (85,532)
------------------------------------------------------------
    Expenses paid indirectly                          (1,581)
============================================================
    Net expenses                                   1,452,600
============================================================
Net investment income (loss)                        (169,797)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,741,164)
------------------------------------------------------------
  Option contracts written                            17,886
============================================================
                                                  (3,723,278)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (12,281,495)
============================================================
Net gain (loss) from investment securities and
  option contracts                               (16,004,773)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(16,174,570)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    ----------
OPERATIONS:

  Net investment income (loss)                                $   (169,797)   $   10,051
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                            (3,723,278)           25
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (12,281,495)      771,563
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (16,174,570)      781,639
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (42,840)      (19,234)
----------------------------------------------------------------------------------------
  Class B                                                          (23,006)           --
----------------------------------------------------------------------------------------
  Class C                                                           (9,037)           --
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (23,272)      (12,288)
----------------------------------------------------------------------------------------
  Class B                                                          (16,266)           --
----------------------------------------------------------------------------------------
  Class C                                                           (6,794)           --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       70,108,784     4,188,609
----------------------------------------------------------------------------------------
  Class B                                                       62,478,722     2,671,623
----------------------------------------------------------------------------------------
  Class C                                                       21,795,123     1,187,091
========================================================================================
    Net increase in net assets                                 138,086,844     8,797,440
========================================================================================

NET ASSETS:

  Beginning of year                                              9,950,547     1,153,107
========================================================================================
  End of year                                                 $148,037,391    $9,950,547
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $163,417,511    $9,238,062
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (12,543)       29,765
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                             (3,772,572)       (3,770)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (11,595,005)      686,490
========================================================================================
                                                              $148,037,391    $9,950,547
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $202,372, undistributed net realized gains were increased by $808 and paid in capital was decreased by $203,180 as a result of book/tax differences due to net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $2,651,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $85,532.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $93,534 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $149,015, $339,904 and $130,588, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $131,050 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $31,559 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,341 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,183 and reductions in custodian fees of $398 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,581.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $736,240 were on loan to brokers. The loans were secured by cash collateral of $1,522,800 received by the Fund and invested in STIC Liquid Assets Portfolio. For the year ended October 31, 2001, the Fund received fees of $354 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $164,529,811 and $14,704,540, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $    318,005
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,034,095)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $(12,716,090)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $162,240,153.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                                85         20,144
--------------------------------------------------------
Closed                                (85)       (20,144)
--------------------------------------------------------
End of year                            --       $     --
________________________________________________________
========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                       2000
                                                              --------------------------    ---------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
                                                              ----------    ------------    -------    ----------
Sold:
  Class A                                                      7,153,461    $ 86,201,459    406,940    $4,618,456
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      6,008,413      71,939,323    238,116     2,718,547
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      2,229,528      26,797,760    104,697     1,197,020
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          5,215          60,966      3,346        31,522
-----------------------------------------------------------------------------------------------------------------
  Class B                                                          3,133          36,546         --            --
-----------------------------------------------------------------------------------------------------------------
  Class C                                                          1,248          14,550         --            --
=================================================================================================================
Reacquired:
  Class A                                                     (1,372,417)    (16,153,641)   (44,224)     (461,369)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (839,944)     (9,497,147)    (3,974)      (46,924)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       (429,406)     (5,017,187)      (871)       (9,929)
=================================================================================================================
                                                              12,759,231    $154,382,629    704,030    $8,047,323
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                         JUNE 30, 1999
                                                                                        (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              ----------------------      OCTOBER 31,
                                                              2001(a)       2000(a)           1999
                                                              --------      --------    ----------------
Net asset value, beginning of period                          $ 12.05        $ 9.40          $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.02          0.07            0.03
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.07)         2.88           (0.63)
========================================================================================================
    Total from investment operations                            (1.05)         2.95           (0.60)
========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)        (0.18)             --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)        (0.12)             --
========================================================================================================
    Total distributions                                         (0.06)        (0.30)             --
========================================================================================================
Net asset value, end of period                                $ 10.94        $12.05          $ 9.40
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 (8.74)%       32.21%          (6.00)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,676        $5,888          $1,153
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.27%(c)      1.25%           1.25%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.36%(c)      8.21%          10.02%(d)
========================================================================================================
Ratio of net investment income to average net assets             0.17%(c)      0.62%           0.87%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            18%           57%             10%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $42,575,733.
(d)  Annualized.

                                                                         CLASS B
                                                              -----------------------------
                                                                             AUGUST 1, 2000
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2001(a)           2000
                                                              -----------    --------------
Net asset value, beginning of period                            $ 12.02          $10.85
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)             --
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.05)           1.17
===========================================================================================
    Total from investment operations                              (1.11)           1.17
===========================================================================================
Less distributions:
  Dividends from net investment income                            (0.03)             --
-------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)             --
===========================================================================================
    Total distributions                                           (0.05)             --
===========================================================================================
Net asset value, end of period                                  $ 10.86          $12.02
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (9.25)%         10.78%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,681          $2,815
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.95%(c)        1.93%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              2.04%(c)        8.89%(d)
===========================================================================================
Ratio of net investment loss to average net assets                (0.51)%(c)      (0.06)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              18%             57%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $33,990,337.
(d)  Annualized.

                                                                         CLASS C
                                                              -----------------------------
                                                                             AUGUST 1, 2000
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2001(a)           2000
                                                              -----------    --------------
Net asset value, beginning of period                            $ 12.02          $10.85
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)             --
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.06)           1.17
===========================================================================================
    Total from investment operations                              (1.12)           1.17
===========================================================================================
Less distributions:
  Dividends from net investment income                            (0.03)             --
-------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)             --
===========================================================================================
    Total distributions                                           (0.05)             --
===========================================================================================
Net asset value, end of period                                  $ 10.85          $12.02
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (9.33)%         10.78%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $20,680          $1,248
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.95%(c)        1.93%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              2.04%(c)        8.89%(d)
===========================================================================================
Ratio of net investment loss to average net assets                (0.51)%(c)      (0.06)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              18%             57%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $13,058,822.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Large Cap Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Large Cap Growth Fund for the year ended October 31, 2000 and the financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.24%

ADVERTISING-0.79%

Omnicom Group Inc.                                35,000   $  2,687,300
=======================================================================

AEROSPACE & DEFENSE-1.26%

General Dynamics Corp.                            25,000      2,040,000
-----------------------------------------------------------------------
Lockheed Martin Corp.                             46,000      2,243,420
=======================================================================
                                                              4,283,420
=======================================================================

APPLICATION SOFTWARE-1.76%

Citrix Systems, Inc.(a)                          104,000      2,433,600
-----------------------------------------------------------------------
Electronic Arts Inc.(a)                           33,000      1,698,180
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               63,000      1,875,510
=======================================================================
                                                              6,007,290
=======================================================================

BIOTECHNOLOGY-2.94%

Amgen Inc.(a)                                     94,000      5,341,080
-----------------------------------------------------------------------
Genzyme Corp.(a)                                  42,000      2,265,900
-----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     40,000      2,399,200
=======================================================================
                                                             10,006,180
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

Best Buy Co., Inc.(a)                             80,000      4,392,000
=======================================================================

COMPUTER HARDWARE-2.80%

International Business Machines Corp.             65,000      7,024,550
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        250,000      2,537,500
=======================================================================
                                                              9,562,050
=======================================================================

DATA PROCESSING SERVICES-1.43%

Concord EFS, Inc.(a)                              72,000      1,970,640
-----------------------------------------------------------------------
First Data Corp.                                  43,000      2,905,510
=======================================================================
                                                              4,876,150
=======================================================================

DEPARTMENT STORES-0.59%

Kohl's Corp.(a)                                   36,000      2,001,960
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-13.30%

Citigroup Inc.                                   180,000      8,193,600
-----------------------------------------------------------------------
Fannie Mae                                       109,000      8,824,640
-----------------------------------------------------------------------
Freddie Mac                                      220,000     14,920,400
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   58,000      4,533,280
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 106,000      5,185,520
-----------------------------------------------------------------------
USA Education Inc.                                45,000      3,670,200
=======================================================================
                                                             45,327,640
=======================================================================

GENERAL MERCHANDISE STORES-1.54%

Target Corp.                                     168,000      5,233,200
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-0.43%

AmerisourceBergen Corp.                           23,000   $  1,461,880
=======================================================================

HEALTH CARE EQUIPMENT-2.87%

Baxter International Inc.                        102,000      4,933,740
-----------------------------------------------------------------------
Medtronic, Inc.                                   50,000      2,015,000
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         40,000      2,840,000
=======================================================================
                                                              9,788,740
=======================================================================

HEALTH CARE FACILITIES-3.22%

HCA Inc.                                          65,000      2,577,900
-----------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        146,000      8,397,920
=======================================================================
                                                             10,975,820
=======================================================================

INDUSTRIAL CONGLOMERATES-5.45%

General Electric Co.                             510,000     18,569,100
=======================================================================

INTERNET RETAIL-0.68%

eBay Inc.(a)                                      44,000      2,309,120
=======================================================================

INVESTMENTS-1.46%

Nasdaq-100 Index Tracking Stock(a)               147,000      4,983,300
=======================================================================

MANAGED HEALTH CARE-0.94%

UnitedHealth Group Inc.                           49,000      3,221,750
=======================================================================

MOTORCYCLE MANUFACTURERS-1.66%

Harley-Davidson, Inc.                            125,000      5,657,500
=======================================================================

MOVIES & ENTERTAINMENT-2.02%

AOL Time Warner Inc.(a)                          150,000      4,681,500
-----------------------------------------------------------------------
Viacom Inc.-Class B(a)                            60,000      2,190,600
=======================================================================
                                                              6,872,100
=======================================================================

MULTI-LINE INSURANCE-4.38%

American International Group, Inc.               190,000     14,934,000
=======================================================================

NETWORKING EQUIPMENT-2.31%

Cisco Systems, Inc.(a)                           466,000      7,884,720
=======================================================================

PHARMACEUTICALS-19.82%

Allergan, Inc.                                    82,000      5,886,780
-----------------------------------------------------------------------
American Home Products Corp.                      63,000      3,517,290
-----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         70,000      3,308,200
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     120,000      8,925,600
-----------------------------------------------------------------------
Johnson & Johnson                                105,000      6,080,550
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                    185,000      7,213,150
-----------------------------------------------------------------------
Pfizer Inc.                                      473,000     19,818,700
-----------------------------------------------------------------------
Pharmacia Corp.                                  144,000      5,834,880
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       113,000      6,983,400
=======================================================================
                                                             67,568,550
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

PROPERTY & CASUALTY INSURANCE-0.78%

ACE Ltd. (Bermuda)                                75,000   $  2,643,750
=======================================================================

SEMICONDUCTOR EQUIPMENT-3.64%

Applied Materials, Inc.(a)                        80,000      2,728,800
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               94,000      3,840,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        100,000      3,303,000
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                110,000      2,535,500
=======================================================================
                                                             12,408,140
=======================================================================

SEMICONDUCTORS-7.59%

Agere Systems Inc.-Class A(a)                    510,000      2,346,000
-----------------------------------------------------------------------
Analog Devices, Inc.(a)                          155,000      5,890,000
-----------------------------------------------------------------------
Linear Technology Corp.                           60,000      2,328,000
-----------------------------------------------------------------------
LSI Logic Corp.(a)                               256,000      4,339,200
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                              340,000      4,389,400
-----------------------------------------------------------------------
Texas Instruments Inc.                           152,000      4,254,480
-----------------------------------------------------------------------
Xilinx, Inc.(a)                                   77,000      2,342,340
=======================================================================
                                                             25,889,420
=======================================================================

SOFT DRINKS-2.07%

PepsiCo, Inc.                                    145,000      7,062,950
=======================================================================

SPECIALTY STORES-2.08%

AutoZone, Inc.(a)                                 40,000      2,341,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                        190,000   $  4,761,400
=======================================================================
                                                              7,102,600
=======================================================================

SYSTEMS SOFTWARE-3.40%

Microsoft Corp.(a)                               120,000      6,978,000
-----------------------------------------------------------------------
Oracle Corp.(a)                                  340,000      4,610,400
=======================================================================
                                                             11,588,400
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.76%

QUALCOMM Inc.(a)                                  53,000      2,603,360
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.98%

Sprint Corp. (PCS Group)(a)                      150,000      3,345,000
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $362,855,175)                         321,247,390
=======================================================================

MONEY MARKET FUNDS-5.14%

STIC Liquid Assets Portfolio(b)                8,759,130      8,759,130
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,759,130      8,759,130
=======================================================================
    Total Money Market Funds (Cost
      $17,518,260)                                           17,518,260
=======================================================================
TOTAL INVESTMENTS-99.38% (Cost $380,373,435)                338,765,650
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.62%                           2,114,823
=======================================================================
NET ASSETS-100.00%                                         $340,880,473
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $380,373,435)*                                $338,765,650
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,446,435
------------------------------------------------------------
  Fund shares sold                                   390,327
------------------------------------------------------------
  Dividends                                          113,468
------------------------------------------------------------
Investment for deferred compensation plan             16,751
------------------------------------------------------------
Collateral for securities loaned                   7,090,260
------------------------------------------------------------
Other assets                                          18,274
============================================================
    Total assets                                 349,841,165
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,262,120
------------------------------------------------------------
  Deferred compensation plan                          16,751
------------------------------------------------------------
  Collateral upon return of securities loaned      7,090,260
------------------------------------------------------------
Accrued distribution fees                            339,041
------------------------------------------------------------
Accrued trustees' fees                                   796
------------------------------------------------------------
Accrued transfer agent fees                          182,475
------------------------------------------------------------
Accrued operating expenses                            69,249
============================================================
    Total liabilities                              8,960,692
============================================================
Net assets applicable to shares outstanding     $340,880,473
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $138,269,170
____________________________________________________________
============================================================
Class B                                         $144,746,707
____________________________________________________________
============================================================
Class C                                         $ 57,864,596
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           15,677,446
____________________________________________________________
============================================================
Class B                                           16,697,322
____________________________________________________________
============================================================
Class C                                            6,670,571
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.82
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.82 divided by
      94.50%)                                   $       9.33
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.67
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $6,777,927 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $   1,850,217
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $27,937)                                         1,735,647
------------------------------------------------------------
Interest                                             180,870
------------------------------------------------------------
Security lending income                               17,182
============================================================
    Total investment income                        3,783,916
============================================================

EXPENSES:

Advisory fees                                      3,378,201
------------------------------------------------------------
Administrative services fees                         110,085
------------------------------------------------------------
Custodian fees                                        62,034
------------------------------------------------------------
Distribution fees -- Class A                         653,446
------------------------------------------------------------
Distribution fees -- Class B                       1,897,704
------------------------------------------------------------
Distribution fees -- Class C                         739,577
------------------------------------------------------------
Transfer agent fees -- Class A                       665,443
------------------------------------------------------------
Transfer agent fees -- Class B                       698,602
------------------------------------------------------------
Transfer agent fees -- Class C                       272,261
------------------------------------------------------------
Trustees' fees                                         9,925
------------------------------------------------------------
Other                                                315,979
============================================================
    Total expenses                                 8,803,257
============================================================
Less: Fees waived                                     (1,590)
------------------------------------------------------------
    Expenses paid indirectly                          (8,494)
============================================================
    Net expenses                                   8,793,173
============================================================
Net investment income (loss)                      (5,009,257)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (265,028,647)
------------------------------------------------------------
  Futures contracts                               (6,869,542)
============================================================
                                                (271,898,189)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (66,011,036)
------------------------------------------------------------
  Futures contracts                                 (306,162)
============================================================
                                                 (66,317,198)
============================================================
Net gain (loss) from investment securities
  and futures contracts                         (338,215,387)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(343,224,644)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (5,009,257)   $ (1,661,635)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                          (271,898,189)    (30,744,986)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (66,317,198)     23,255,276
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (343,224,644)     (9,151,345)
===========================================================================================
Share transactions-net:
  Class A                                                        55,385,107     219,794,733
-------------------------------------------------------------------------------------------
  Class B                                                        79,498,885     210,225,885
-------------------------------------------------------------------------------------------
  Class C                                                        34,349,074      80,133,352
===========================================================================================
    Net increase (decrease) in net assets                      (173,991,578)    501,002,625
===========================================================================================

NET ASSETS:

  Beginning of year                                             514,872,051      13,869,426
===========================================================================================
  End of year                                                 $ 340,880,473    $514,872,051
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 685,573,543    $521,366,964
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (18,489)        (35,719)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            (303,066,796)    (31,168,607)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (41,607,785)     24,709,413
===========================================================================================
                                                              $ 340,880,473    $514,872,051
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       On October 31, 2001, undistributed net investment income was increased by $5,026,487 and paid in capital was decreased by $5,026,487 as a result of differing book/tax treatment of net operating loss and nondeductible stock issuance costs reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $294,886,250 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $    380,100  October 31, 2007
   ------------------------------
     27,182,658  October 31, 2008
   ------------------------------
    267,323,492  October 31, 2009
   ==============================
   $294,886,250
   ______________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,590.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $110,085 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $888,990 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $653,446, $1,897,704 and 739,577, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $414,262 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $97,612 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,923 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,960 and reductions in custodian fees of $534 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,494.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $6,777,927 were on loan to brokers. The loans were secured by cash collateral of $7,090,260 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $17,182 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $718,087,793 and $507,943,655, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                     $           0
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (49,788,331)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $ (49,788,331)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $388,553,981.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    ------------
Sold:
  Class A                                                     12,973,656    $ 170,871,961    13,372,376    $243,408,072
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     10,999,634      148,982,917    12,077,582     219,734,204
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,827,150       63,219,920     4,575,100      82,410,277
=======================================================================================================================
Reacquired:
  Class A                                                     (9,996,104)    (115,486,854)   (1,361,845)    (23,613,339)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (6,284,953)     (69,484,032)     (555,702)     (9,508,319)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,680,111)     (28,870,846)     (131,632)     (2,276,925)
=======================================================================================================================
                                                               9,839,272    $ 169,233,066    27,975,879    $510,153,970
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                                              -------------------------------------------
                                                                                          MARCH 1, 1999
                                                                                         (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                              -----------------------      OCTOBER 31,
                                                               2001(a)       2000(a)           1999
                                                              ---------     ---------    ----------------
Net asset value, beginning of period                          $  17.74      $  11.29          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)        (0.15)          (0.04)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (8.84)         6.60            1.33
=========================================================================================================
    Total from investment operations                             (8.92)         6.45            1.29
=========================================================================================================
Net asset value, end of period                                $   8.82      $  17.74          $11.29
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 (50.28)%       57.13%          13.70%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $138,269      $225,255          $7,785
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                           1.57%(c)      1.58%           1.53%(d)(e)
=========================================================================================================
Ratio of net investment income (loss) to average net assets      (0.72)%(c)    (0.82)%         (0.59)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                            124%          113%             21%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $186,698,739.
(d)  Annualized.
(e) Including fee waiver. Ratio of expenses to average net assets prior to fee waiver was 3.63%.

                                                                              CLASS B
                                                              ----------------------------------------
                                                                                         APRIL 5, 1999
                                                                                          (DATE SALES
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              -----------------------     OCTOBER 31,
                                                               2001(a)       2000(a)        1999(a)
                                                              ---------     ---------    -------------
Net asset value, beginning of period                          $  17.54      $  11.25        $11.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)        (0.27)        (0.08)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (8.71)         6.56          0.31
======================================================================================================
    Total from investment operations                             (8.87)         6.29          0.23
======================================================================================================
Net asset value, end of period                                $   8.67      $  17.54        $11.25
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                 (50.57)%       55.91%         2.09%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $144,747      $210,224        $5,183
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.23%(c)      2.24%         2.23%(d)(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (1.39)%(c)    (1.48)%       (1.29)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                            124%          113%           21%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $189,770,380.
(d)  Annualized.
(e) Including fee waiver. Ratio of expenses to average net assets prior to fee waiver was 4.33%.

                                                                              CLASS C
                                                              ---------------------------------------
                                                                                        APRIL 5, 1999
                                                                                         (DATE SALES
                                                              YEAR ENDED OCTOBER 31,    COMMENCED) TO
                                                              ----------------------     OCTOBER 31,
                                                              2001(a)       2000(a)        1999(a)
                                                              --------      --------    -------------
Net asset value, beginning of period                          $ 17.55       $ 11.25        $11.02
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)        (0.27)        (0.08)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (8.72)         6.57          0.31
=====================================================================================================
    Total from investment operations                            (8.88)         6.30          0.23
=====================================================================================================
Net asset value, end of period                                $  8.67       $ 17.55        $11.25
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                (50.60)%       56.00%         2.09%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $57,865       $79,392        $  901
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                          2.23%(c)      2.24%         2.23%(d)(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets     (1.39)%(c)    (1.48)%       (1.29)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                           124%          113%           21%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $73,957,701.
(d)  Annualized.
(e) Including fee waiver. Ratio of expenses to average net assets prior to fee waiver was 4.33%.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Mid Cap Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                          We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                          In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       /s/ ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets and financial highlights of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds) for the period November 1, 1999 (date operations commenced) through October 31, 2000. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and the financial highlights of AIM Mid Cap Growth Fund for the period November 1, 1999 (date operations commenced) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-91.76%

ADVERTISING-1.18%

Lamar Advertising Co.(a)                           75,000   $  2,355,000
========================================================================

AIRLINES-0.48%

Southwest Airlines Co.                             60,000        954,000
========================================================================

APPAREL RETAIL-1.49%

Abercrombie & Fitch Co.-Class A(a)                100,000      1,882,000
------------------------------------------------------------------------
TJX Cos., Inc. (The)                               32,600      1,101,880
========================================================================
                                                               2,983,880
========================================================================

APPLICATION SOFTWARE-3.02%

BEA Systems, Inc.(a)                              100,000      1,214,000
------------------------------------------------------------------------
Cerner Corp.(a)                                    17,500        940,625
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            75,000      1,755,000
------------------------------------------------------------------------
Electronic Arts Inc.(a)                            22,500      1,157,850
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            60,000        979,800
========================================================================
                                                               6,047,275
========================================================================

BIOTECHNOLOGY-3.28%

Cephalon, Inc.(a)                                  30,000      1,891,500
------------------------------------------------------------------------
COR Therapeutics, Inc.(a)                          60,000      1,351,800
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      30,000      1,799,400
------------------------------------------------------------------------
Invitrogen Corp.(a)                                25,000      1,533,500
========================================================================
                                                               6,576,200
========================================================================

BROADCASTING & CABLE TV-3.32%

Adelphia Communications Corp.-Class A(a)           50,000      1,106,500
------------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)            85,000      1,201,900
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    125,000      2,095,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           90,000      2,250,000
========================================================================
                                                               6,653,400
========================================================================

CASINOS & GAMING-1.78%

International Game Technology(a)                   70,000      3,573,500
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.92%

CDW Computer Centers, Inc.(a)                      40,000      1,842,000
========================================================================

CONSTRUCTION & ENGINEERING-1.37%

Shaw Group Inc. (The)(a)                          100,000      2,750,000
========================================================================

CONSUMER FINANCE-2.97%

AmeriCredit Corp.(a)                              130,000      2,015,000
------------------------------------------------------------------------
Capital One Financial Corp.                        50,000      2,065,500
------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                25,000        998,250
------------------------------------------------------------------------
Providian Financial Corp.                         225,000        875,250
========================================================================
                                                               5,954,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DATA PROCESSING SERVICES-1.85%

Fiserv, Inc.(a)                                    65,250   $  2,426,647
------------------------------------------------------------------------
Paychex, Inc.                                      40,000      1,282,400
========================================================================
                                                               3,709,047
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.07%

IMS Health Inc.                                   100,000      2,137,000
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.47%

Lehman Brothers Holdings Inc.                      15,000        936,900
------------------------------------------------------------------------
SEI Investments Co.                                65,000      1,998,750
========================================================================
                                                               2,935,650
========================================================================

DRUG RETAIL-0.60%

CVS Corp.                                          50,000      1,195,000
========================================================================

ELECTRIC UTILITIES-1.41%

Calpine Corp.(a)                                   50,000      1,237,500
------------------------------------------------------------------------
NRG Energy, Inc.(a)                                90,000      1,590,300
========================================================================
                                                               2,827,800
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.41%

Celestica Inc. (Canada)(a)                         80,000      2,745,600
------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             60,000      1,272,000
------------------------------------------------------------------------
Millipore Corp.                                    32,500      1,699,750
------------------------------------------------------------------------
PerkinElmer, Inc.                                  40,000      1,076,400
------------------------------------------------------------------------
Sanmina Corp.(a)                                   50,000        757,000
------------------------------------------------------------------------
SCI Systems, Inc.(a)                               65,000      1,320,150
------------------------------------------------------------------------
Tektronix, Inc.(a)                                100,000      1,970,000
========================================================================
                                                              10,840,900
========================================================================

GAS UTILITIES-1.12%

Kinder Morgan, Inc.                                45,000      2,233,350
========================================================================

GENERAL MERCHANDISE STORES-2.90%

BJ's Wholesale Club, Inc.(a)                       25,000      1,269,250
------------------------------------------------------------------------
Dollar General Corp.                              160,000      2,286,400
------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       100,000      2,247,000
========================================================================
                                                               5,802,650
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.76%

AmerisourceBergen Corp.                            15,000        953,400
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           60,000      2,456,400
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            30,000      2,586,000
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           60,000      1,542,000
========================================================================
                                                               7,537,800
========================================================================

HEALTH CARE EQUIPMENT-0.70%

Apogent Technologies Inc.(a)                       60,000      1,405,200
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

HEALTH CARE FACILITIES-2.60%

Community Health Systems, Inc.(a)                  55,000   $  1,375,000
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           90,000      2,421,000
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         35,000      1,413,650
========================================================================
                                                               5,209,650
========================================================================

HOTELS-0.55%

Starwood Hotels & Resorts Worldwide, Inc.          50,000      1,102,000
========================================================================

INSURANCE BROKERS-1.09%

Aon Corp.                                          30,000      1,141,200
------------------------------------------------------------------------
Willis Group Holdings Ltd. (United
  Kingdom)(a)                                      45,000      1,048,050
========================================================================
                                                               2,189,250
========================================================================

INTERNET SOFTWARE & SERVICES-0.88%

Check Point Software Technologies Ltd.
  (Israel)(a)                                      60,000      1,771,200
========================================================================

IT CONSULTING & SERVICES-0.57%

SunGard Data Systems Inc.(a)                       45,000      1,134,000
========================================================================

LIFE & HEALTH INSURANCE-0.56%

Principal Financial Group, Inc. (The)(a)           50,000      1,125,000
========================================================================

MANAGED HEALTH CARE-2.57%

Anthem, Inc.(a)                                    28,000      1,172,640
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              130,000      1,742,000
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                  20,000      2,231,800
========================================================================
                                                               5,146,440
========================================================================

MOTORCYCLE MANUFACTURERS-0.45%

Harley-Davidson, Inc.                              20,000        905,200
========================================================================

MOVIES & ENTERTAINMENT-1.04%

Macrovision Corp.(a)                               85,000      2,091,850
========================================================================

MULTI-UTILITIES-1.38%

Dynegy Inc.-Class A                                25,000        897,500
------------------------------------------------------------------------
Enron Corp.                                       135,000      1,876,500
========================================================================
                                                               2,774,000
========================================================================

NETWORKING EQUIPMENT-2.42%

Brocade Communications Systems, Inc.(a)            70,000      1,718,500
------------------------------------------------------------------------
Finisar Corp.(a)                                  200,000      1,564,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          70,000      1,560,300
========================================================================
                                                               4,842,800
========================================================================

OIL & GAS DRILLING-1.16%

ENSCO International Inc.                           57,800      1,144,440
------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                70,000      1,182,300
========================================================================
                                                               2,326,740
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.17%

Hanover Compressor Co.(a)                          80,000      2,206,400
------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          75,000      1,389,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Smith International, Inc.(a)                       34,300   $  1,622,390
------------------------------------------------------------------------
Weatherford International, Inc.(a)                 33,000      1,129,590
========================================================================
                                                               6,347,380
========================================================================

PHARMACEUTICALS-7.84%

Andrx Group(a)                                     35,000      2,272,550
------------------------------------------------------------------------
CIMA Labs Inc.(a)                                  40,000      2,162,000
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          85,000      2,057,850
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      45,000      1,754,550
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            60,000      3,461,400
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      55,000      2,458,500
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000      1,545,000
========================================================================
                                                              15,711,850
========================================================================

PROPERTY & CASUALTY INSURANCE-1.39%

ACE Ltd. (Bermuda)                                 50,000      1,762,500
------------------------------------------------------------------------
Radian Group Inc.                                  30,000      1,016,100
========================================================================
                                                               2,778,600
========================================================================

RESTAURANTS-1.71%

Brinker International, Inc.(a)                     80,000      2,032,000
------------------------------------------------------------------------
Starbucks Corp.(a)                                 81,500      1,395,280
========================================================================
                                                               3,427,280
========================================================================

SEMICONDUCTOR EQUIPMENT-3.60%

KLA-Tencor Corp.(a)                                60,000      2,451,600
------------------------------------------------------------------------
Lam Research Corp.(a)                              85,000      1,611,600
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          50,000      1,651,500
------------------------------------------------------------------------
Teradyne, Inc.(a)                                  65,000      1,498,250
========================================================================
                                                               7,212,950
========================================================================

SEMICONDUCTORS-9.62%

Altera Corp.(a)                                    55,000      1,111,000
------------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   150,000      1,654,500
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          65,000      2,236,650
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)              65,000      1,810,250
------------------------------------------------------------------------
Microchip Technology Inc.(a)                       75,000      2,341,500
------------------------------------------------------------------------
NVIDIA Corp.(a)                                    28,000      1,200,080
------------------------------------------------------------------------
QLogic Corp.(a)                                    25,000        983,750
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         110,000      2,248,400
------------------------------------------------------------------------
Semtech Corp.(a)                                   65,000      2,453,750
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   183,113      3,237,438
========================================================================
                                                              19,277,318
========================================================================

SPECIALTY CHEMICALS-0.66%

Sigma-Aldrich Corp.                                35,000      1,313,200
========================================================================

SPECIALTY STORES-1.42%

Bed Bath & Beyond Inc.(a)                          70,000      1,754,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SPECIALTY STORES-(CONTINUED)

Venator Group, Inc.(a)                             75,000   $  1,087,500
========================================================================
                                                               2,841,700
========================================================================

SYSTEMS SOFTWARE-1.16%

BMC Software, Inc.(a)                              60,000        904,200
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          50,000      1,419,000
========================================================================
                                                               2,323,200
========================================================================

TELECOMMUNICATIONS EQUIPMENT-5.82%

ADC Telecommunications, Inc.(a)                   400,000      1,820,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       60,000      1,128,600
------------------------------------------------------------------------
JDS Uniphase Corp.(a)                             135,000      1,078,650
------------------------------------------------------------------------
Scientific-Atlanta, Inc.                           90,000      1,878,300
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                245,000      5,752,600
========================================================================
                                                              11,658,150
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $203,270,996)                          183,823,410
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-10.55%

STIC Liquid Assets Portfolio(b)                10,568,825   $ 10,568,825
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        10,568,825     10,568,825
========================================================================
    Total Money Market Funds (Cost
      $21,137,650)                                            21,137,650
========================================================================
TOTAL INVESTMENTS-102.31% (Cost $224,408,646)                204,961,060
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.31%)                         (4,628,264)
========================================================================
NET ASSETS-100.00%                                          $200,332,796
________________________________________________________________________
========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $224,408,646)*                                $204,961,060
------------------------------------------------------------
Receivables for:
  Investments sold                                   557,828
------------------------------------------------------------
  Fund shares sold                                 2,233,092
------------------------------------------------------------
  Dividends                                           49,318
------------------------------------------------------------
Investment for deferred compensation plan             11,220
------------------------------------------------------------
Collateral for securities loaned                   6,242,800
------------------------------------------------------------
Other assets                                          40,697
============================================================
    Total assets                                 214,096,015
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,753,626
------------------------------------------------------------
  Fund shares reacquired                             465,810
------------------------------------------------------------
  Deferred compensation plan                          11,220
------------------------------------------------------------
  Collateral upon return of securities loaned      6,242,800
------------------------------------------------------------
Accrued distribution fees                            184,684
------------------------------------------------------------
Accrued trustees' fees                                   960
------------------------------------------------------------
Accrued transfer agent fees                           75,959
------------------------------------------------------------
Accrued operating expenses                            28,160
============================================================
    Total liabilities                             13,763,219
============================================================
Net assets applicable to shares outstanding     $200,332,796
============================================================

NET ASSETS:

Class A                                         $ 94,457,086
____________________________________________________________
============================================================
Class B                                         $ 81,904,905
____________________________________________________________
============================================================
Class C                                         $ 23,970,805
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           11,008,694
____________________________________________________________
============================================================
Class B                                            9,693,371
____________________________________________________________
============================================================
Class C                                            2,836,105
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.58 divided by
      94.50%)                                   $       9.08
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.45
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.45
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $5,499,930 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $   1,045,084
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $200)                                              313,193
------------------------------------------------------------
Security lending income                               14,867
============================================================
    Total investment income                        1,373,144
============================================================

EXPENSES:

Advisory fees                                      1,860,437
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        54,143
------------------------------------------------------------
Distribution fees -- Class A                         366,213
------------------------------------------------------------
Distribution fees -- Class B                         990,139
------------------------------------------------------------
Distribution fees -- Class C                         289,085
------------------------------------------------------------
Transfer agent fees -- Class A                       392,091
------------------------------------------------------------
Transfer agent fees -- Class B                       392,436
------------------------------------------------------------
Transfer agent fees -- Class C                       114,577
------------------------------------------------------------
Trustees' fees                                         9,501
------------------------------------------------------------
Other                                                186,323
============================================================
    Total expenses                                 4,704,945
============================================================
Less: Fees waived                                       (875)
------------------------------------------------------------
    Expenses paid indirectly                          (9,532)
============================================================
    Net expenses                                   4,694,538
============================================================
Net investment income (loss)                      (3,321,394)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (85,635,863)
------------------------------------------------------------
  Foreign currencies                                 (15,438)
============================================================
                                                 (85,651,301)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (34,496,810)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (120,148,111)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(123,469,505)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (3,321,394)   $ (1,563,639)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (85,651,301)    (25,504,927)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (34,496,810)     15,049,224
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (123,469,505)    (12,019,342)
===========================================================================================
Share transactions-net:
  Class A                                                        35,302,179     119,193,513
-------------------------------------------------------------------------------------------
  Class B                                                        30,599,965     110,167,503
-------------------------------------------------------------------------------------------
  Class C                                                         9,125,015      31,433,468
===========================================================================================
    Net increase (decrease) in net assets                       (48,442,346)    248,775,142
===========================================================================================

NET ASSETS:

  Beginning of year                                             248,775,142              --
===========================================================================================
  End of year                                                 $ 200,332,796    $248,775,142
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 330,937,475    $259,252,997
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (12,365)        (18,214)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (111,144,728)    (25,508,865)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (19,447,586)     15,049,224
===========================================================================================
                                                              $ 200,332,796    $248,775,142
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $3,327,243, undistributed net realized gains increased by $15,438 and paid in capital decreased by $3,342,681 as a result of differing book/tax treatment of foreign currency transactions, disallowed stock issuance cost adjustments and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

      The Fund's capital loss carryforward of $110,343,357 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 23,619,065  October 31, 2008
   ------------------------------
     86,724,292  October 31, 2009
   ==============================
   $110,343,357
   ______________________________
   ==============================


E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $875.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $530,388 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $366,213, $990,139 and $289,085, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $169,636 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $26,251 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,597 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,951 and reductions in custodian fees of $5,581 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $9,532.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $5,499,930 were on loan to brokers. The loans were secured by cash collateral of $6,242,800 received by the Fund and subsequently invested in the STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $14,867 for securities lending.

NOTE 7-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $441,646,363 and $368,135,502, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 13,774,657
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (34,023,614)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(20,248,957)
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $225,210,017.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the year ended October 31, 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      7,467,674    $ 81,492,237     9,973,512    $148,793,995
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,024,132      57,335,690     7,790,721     117,866,319
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,707,494      19,292,222     2,332,138      34,964,988
======================================================================================================================
Reacquired:
  Class A                                                     (4,452,029)    (46,190,058)   (1,980,463)    (29,600,482)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,619,664)    (26,735,725)     (501,818)     (7,698,816)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (973,019)    (10,167,207)     (230,508)     (3,531,520)
======================================================================================================================
                                                               6,154,588    $ 75,027,159    17,383,582    $260,794,484
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.38            $  10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.11)              (0.12)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.69)               4.50
================================================================================================
    Total from investment operations                               (5.80)               4.38
================================================================================================
Net asset value, end of period                                   $  8.58            $  14.38
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.33)%             43.80%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $94,457            $114,913
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             1.65%(c)            1.63%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.06)%(c)          (0.76)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%                183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $104,632,235.

                                                                           CLASS B
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.25            $  10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)              (0.22)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.62)               4.47
================================================================================================
    Total from investment operations                               (5.80)               4.25
================================================================================================
Net asset value, end of period                                   $  8.45            $  14.25
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.70)%             42.50%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $81,905            $103,893
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             2.32%(c)            2.32%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.73)%(c)          (1.45)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%                183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $99,013,881.

                                                                           CLASS C
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.26            $ 10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)             (0.22)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.63)              4.48
================================================================================================
    Total from investment operations                               (5.81)              4.26
================================================================================================
Net asset value, end of period                                   $  8.45            $ 14.26
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.74)%            42.60%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $23,971            $29,969
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             2.32%(c)           2.32%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.73)%(c)         (1.45)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%               183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $28,908,534.

WEINGARTEN FUND

                        REPORT OF INDEPENDENT AUDITORS

                        To the Shareholders of AIM Weingarten Fund and Board of Trustees of AIM Equity Funds:

                        We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statements of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights
                             We conducted our audit in accordance with auditing
                        standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                             In our opinion, the 2001 financial statements and
                        financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                        /s/ ERNST & YOUNG LLP

                        Houston, Texas
                        December 10, 2001

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
AIM Equity Funds:

We have audited the accompanying statement of changes in net assets of AIM Weingarten Fund (a portfolio of AIM Equity Funds) for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Weingarten Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                   MARKET
                                                  SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-86.69%

AEROSPACE & DEFENSE-4.25%

General Dynamics Corp.                               904,300   $   73,790,880
-----------------------------------------------------------------------------
Lockheed Martin Corp.                              2,911,600      141,998,732
=============================================================================
                                                                  215,789,612
=============================================================================

APPLICATION SOFTWARE-1.11%

Intuit Inc.(a)                                     1,404,300       56,480,946
=============================================================================

BANKS-2.77%

Bank of America Corp.                              1,413,400       83,376,466
-----------------------------------------------------------------------------
Washington Mutual, Inc.                            1,903,000       57,451,570
=============================================================================
                                                                  140,828,036
=============================================================================

BIOTECHNOLOGY-0.95%

Invitrogen Corp.(a)                                  613,700       37,644,358
-----------------------------------------------------------------------------
Serono S.A.-Class B (Switzerland)                     13,420       10,602,947
=============================================================================
                                                                   48,247,305
=============================================================================

CASINOS & GAMING-0.83%

International Game Technology(a)                     827,300       42,233,665
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.47%

Best Buy Co., Inc.(a)                              1,095,900       60,164,910
-----------------------------------------------------------------------------
Blockbuster Inc.-Class A                             577,000       14,471,160
=============================================================================
                                                                   74,636,070
=============================================================================

COMPUTER HARDWARE-1.15%

International Business Machines Corp.                541,100       58,476,677
=============================================================================

CONSUMER FINANCE-1.39%

AmeriCredit Corp.(a)                               1,571,800       24,362,900
-----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                1,158,600       46,262,898
=============================================================================
                                                                   70,625,798
=============================================================================

DATA PROCESSING SERVICES-2.42%

First Data Corp.                                   1,817,200      122,788,204
=============================================================================

DEPARTMENT STORES-0.60%

Kohl's Corp.(a)                                      547,900       30,468,719
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.66%

H&R Block, Inc.                                      989,300       33,715,344
=============================================================================

DIVERSIFIED FINANCIAL SERVICES-7.27%

Citigroup Inc.                                     1,315,200       59,867,904
-----------------------------------------------------------------------------
Fannie Mae                                         1,877,700      152,018,592
-----------------------------------------------------------------------------
Freddie Mac                                        2,322,600      157,518,732
=============================================================================
                                                                  369,405,228
=============================================================================

ELECTRIC UTILITIES-2.60%

Calpine Corp.(a)                                     998,500       24,712,875
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Mirant Corp.(a)                                    4,134,100   $  107,486,600
=============================================================================
                                                                  132,199,475
=============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.95%

Celestica Inc. (Canada)(a)                         1,496,100       51,346,152
-----------------------------------------------------------------------------
Waters Corp.(a)                                    1,341,900       47,624,031
=============================================================================
                                                                   98,970,183
=============================================================================

ENVIRONMENTAL SERVICES-0.94%

Waste Management, Inc.                             1,940,300       47,537,350
=============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.85%

AdvancePCS(a)                                        600,000       36,462,000
-----------------------------------------------------------------------------
AmerisourceBergen Corp.                              890,000       56,568,400
-----------------------------------------------------------------------------
Cardinal Health, Inc.                                723,000       48,520,530
-----------------------------------------------------------------------------
Express Scripts, Inc.(a)                             902,900       36,964,726
-----------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              850,000       73,270,000
-----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                            695,100       45,445,638
=============================================================================
                                                                  297,231,294
=============================================================================

HEALTH CARE EQUIPMENT-3.59%

Baxter International Inc.                          2,179,800      105,436,926
-----------------------------------------------------------------------------
Biomet, Inc.(a)                                      640,200       19,526,100
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                            808,500       57,403,500
=============================================================================
                                                                  182,366,526
=============================================================================

HEALTH CARE FACILITIES-5.61%

HCA Inc.                                           3,044,200      120,732,972
-----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          1,736,500       99,883,480
-----------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         1,601,200       64,672,468
=============================================================================
                                                                  285,288,920
=============================================================================

HOME IMPROVEMENT RETAIL-3.23%

Lowe's Cos., Inc.                                  4,819,900      164,358,590
=============================================================================

IT CONSULTING & SERVICES-3.97%

Affiliated Computer Services, Inc.- Class
  A(a)                                               645,300       56,818,665
-----------------------------------------------------------------------------
Electronic Data Systems Corp.                      2,255,500      145,186,535
=============================================================================
                                                                  202,005,200
=============================================================================

LEISURE PRODUCTS-1.22%

Mattel, Inc.(a)                                    3,264,000       61,787,520
=============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                               3,742,400       50,148,160
-----------------------------------------------------------------------------
UnitedHealth Group Inc.                            1,552,400      102,070,300
=============================================================================
                                                                  152,218,460
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

MOVIES & ENTERTAINMENT-0.68%

AOL Time Warner Inc.(a)                            1,105,000   $   34,487,050
=============================================================================

MULTI-LINE INSURANCE-1.47%

American International Group, Inc.                   947,600       74,481,360
=============================================================================

MULTI-UTILITIES-1.28%

Dynegy Inc.-Class A                                1,808,900       64,939,510
=============================================================================

PHARMACEUTICALS-13.73%

Allergan, Inc.                                       729,900       52,399,521
-----------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                          1,670,900       78,966,734
-----------------------------------------------------------------------------
Elan Corp. PLC-ADR (Ireland)(a)                    1,069,700       48,831,805
-----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         920,000       68,429,600
-----------------------------------------------------------------------------
IVAX Corp.(a)                                      1,278,400       26,271,120
-----------------------------------------------------------------------------
Johnson & Johnson                                  3,593,700      208,111,167
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      1,028,233       40,090,805
-----------------------------------------------------------------------------
Mylan Laboratories, Inc.                             853,200       31,457,484
-----------------------------------------------------------------------------
Pfizer Inc.                                        1,609,800       67,450,620
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         1,230,000       76,014,000
=============================================================================
                                                                  698,022,856
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.80%

MGIC Investment Corp.                                847,600       43,854,824
-----------------------------------------------------------------------------
Radian Group Inc.                                  1,399,300       47,394,291
=============================================================================
                                                                   91,249,115
=============================================================================

SEMICONDUCTOR EQUIPMENT-1.40%

KLA-Tencor Corp.(a)                                1,260,400       51,499,944
-----------------------------------------------------------------------------
Lam Research Corp.(a)                              1,039,700       19,712,712
=============================================================================
                                                                   71,212,656
=============================================================================

SEMICONDUCTORS-2.70%

Analog Devices, Inc.(a)                              608,100       23,107,800
-----------------------------------------------------------------------------
Intel Corp.                                        2,201,400       53,758,188
-----------------------------------------------------------------------------
Microchip Technology Inc.(a)                         505,200       15,772,344
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

NVIDIA Corp.(a)                                    1,044,300   $   44,758,698
=============================================================================
                                                                  137,397,030
=============================================================================

SPECIALTY STORES-2.48%

AutoZone, Inc.(a)                                    218,300       12,777,099
-----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          2,583,700       64,747,522
-----------------------------------------------------------------------------
Office Depot, Inc.(a)                              3,566,800       48,508,480
=============================================================================
                                                                  126,033,101
=============================================================================

SYSTEMS SOFTWARE-3.29%

Computer Associates International, Inc.            1,708,600       52,829,912
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                 1,967,800      114,427,570
=============================================================================
                                                                  167,257,482
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.04%

Sprint Corp. (PCS Group)(a)                        2,376,300       52,991,490
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,270,183,965)                           4,405,730,772
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
U.S. TREASURY SECURITIES-0.49%

U.S. TREASURY BILLS-0.49%

2.56%, 12/20/01 (Cost $24,928,201)(b)          $25,000,000(c)      24,928,201
=============================================================================

                                                  SHARES
MONEY MARKET FUNDS-10.45%

STIC Liquid Assets Portfolio(d)                  265,630,548      265,630,548
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                          265,630,548      265,630,548
=============================================================================
    Total Money Market Funds (Cost
      $531,261,096)                                               531,261,096
=============================================================================
TOTAL INVESTMENTS--97.63% (Cost
  $4,826,373,262)                                               4,961,920,069
=============================================================================
OTHER ASSETS LESS LIABILITIES--2.37%                              120,378,618
=============================================================================
NET ASSETS-100.00%                                             $5,082,298,687
_____________________________________________________________________________
=============================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded at a discount. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,826,373,262)*                             $4,961,920,069
-------------------------------------------------------------
Foreign currencies, at value (cost
  $30,634,855)                                     30,440,406
-------------------------------------------------------------
Receivables for:
  Investments sold                                148,478,767
-------------------------------------------------------------
  Variation margin                                    359,625
-------------------------------------------------------------
  Fund shares sold                                  1,935,216
-------------------------------------------------------------
  Dividends                                         2,639,098
-------------------------------------------------------------
Investment for deferred compensation plan             205,734
-------------------------------------------------------------
Collateral for securities loaned                  170,305,500
-------------------------------------------------------------
Other assets                                          113,505
=============================================================
    Total assets                                5,316,397,920
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            44,217,572
-------------------------------------------------------------
  Fund shares reacquired                           13,607,057
-------------------------------------------------------------
  Deferred compensation plan                          205,734
-------------------------------------------------------------
  Collateral upon return of securities loaned     170,305,500
-------------------------------------------------------------
Accrued distribution fees                           3,353,712
-------------------------------------------------------------
Accrued trustees' fees                                 10,048
-------------------------------------------------------------
Accrued transfer agent fees                         1,919,533
-------------------------------------------------------------
Accrued operating expenses                            480,077
=============================================================
    Total liabilities                             234,099,233
=============================================================
Net assets applicable to shares outstanding    $5,082,298,687
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,001,551,519
_____________________________________________________________
=============================================================
Class B                                        $  922,475,931
_____________________________________________________________
=============================================================
Class C                                        $  150,604,448
_____________________________________________________________
=============================================================
Institutional Class                            $    7,666,789
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           316,425,965
_____________________________________________________________
=============================================================
Class B                                            77,809,347
_____________________________________________________________
=============================================================
Class C                                            12,690,480
_____________________________________________________________
=============================================================
Institutional Class                                   582,738
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.65
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.65 divided by
      94.50%)                                  $        13.39
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        11.86
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        11.87
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value and offering price per
    share                                      $        13.16
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $154,614,276 were on loan to brokers.


STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $143,741)                                   $    28,836,194
-------------------------------------------------------------
Dividends from affiliated money market funds       17,855,780
-------------------------------------------------------------
Interest                                              340,759
-------------------------------------------------------------
Security lending income                               406,289
=============================================================
    Total investment income                        47,439,022
=============================================================

EXPENSES:

Advisory fees                                      46,064,764
-------------------------------------------------------------
Administrative services fees                          392,623
-------------------------------------------------------------
Custodian fees                                        560,018
-------------------------------------------------------------
Distribution fees -- Class A                       17,315,069
-------------------------------------------------------------
Distribution fees -- Class B                       12,957,576
-------------------------------------------------------------
Distribution fees -- Class C                        2,097,259
-------------------------------------------------------------
Transfer agent fees -- Class A                     13,632,894
-------------------------------------------------------------
Transfer agent fees -- Class B                      3,157,246
-------------------------------------------------------------
Transfer agent fees -- Class C                        511,018
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              1,683
-------------------------------------------------------------
Trustees' fees                                         42,264
-------------------------------------------------------------
Other                                               2,952,686
=============================================================
    Total expenses                                 99,685,100
=============================================================
Less: Fees waived                                    (584,500)
-------------------------------------------------------------
    Expenses paid indirectly                         (131,276)
=============================================================
    Net expenses                                   98,969,324
=============================================================
Net investment income (loss)                      (51,530,302)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (2,600,552,854)
-------------------------------------------------------------
  Foreign currencies                                 (260,383)
-------------------------------------------------------------
  Futures contracts                               (19,026,047)
=============================================================
                                               (2,619,839,284)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,497,364,549)
-------------------------------------------------------------
  Foreign currencies                                  145,614
-------------------------------------------------------------
  Futures contracts                                (6,153,088)
=============================================================
                                               (2,503,372,023)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (5,123,211,307)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(5,174,741,609)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (51,530,302)   $   (68,599,290)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (2,619,839,284)     1,506,816,288
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                  (2,503,372,023)      (520,884,199)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (5,174,741,609)       917,332,799
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,121,031,643)      (912,274,100)
------------------------------------------------------------------------------------------------
  Class B                                                        (257,775,222)      (156,090,644)
------------------------------------------------------------------------------------------------
  Class C                                                         (40,618,148)       (13,701,366)
------------------------------------------------------------------------------------------------
  Institutional Class                                              (2,238,331)       (12,672,994)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         270,194,498        927,796,775
------------------------------------------------------------------------------------------------
  Class B                                                         174,387,701        724,966,056
------------------------------------------------------------------------------------------------
  Class C                                                          38,305,460        221,312,749
------------------------------------------------------------------------------------------------
  Institutional Class                                                (703,710)      (100,840,055)
================================================================================================
    Net increase (decrease) in net assets                      (6,114,221,004)     1,595,829,220
================================================================================================

NET ASSETS:

  Beginning of year                                            11,196,519,691      9,600,690,471
================================================================================================
  End of year                                                 $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,580,212,372    $ 7,150,137,050
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (433,499)          (388,227)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (2,626,460,881)     1,414,418,150
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                              128,980,695      2,632,352,718
================================================================================================
                                                              $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $51,485,030, undistributed net realized gains increased by $623,597 and paid in capital decreased by $52,108,627 as a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

      The fund has a capital loss carryforward of $2,559,101,338 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $584,500. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $392,623 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $8,821,006 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $17,315,069, $12,957,576 and $2,097,259,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,462,679 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $163,986 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $14,465 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $131,276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $131,276.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $154,614,276 were on loan to brokers. The loans were secured by cash collateral of $170,305,500 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $406,289 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $16,742,023,593 and $17,443,346,004, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 382,656,037
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (320,621,870)
=========================================================
Net unrealized appreciation of
  investment securities                     $  62,034,167
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,899,885,902.


NOTE 8-FUTURES CONTRACTS

On October 31, 2001, $18,390,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of October 31, 2001 were as follows:

                                                       UNREALIZED
            NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT   CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
--------   ---------   ------------   ------------   --------------
S&P 500       959       Dec-01/Long   $254,302,825    $(6,153,088)
___________________________________________________________________
===================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                           2001                              2000
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                      30,268,361    $   534,842,502     38,693,394    $ 1,218,409,892
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      13,914,532        238,827,916     26,508,143        797,286,477
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,329,075         74,411,514      8,102,015        244,073,425
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              96,341          1,778,918      1,045,908         33,206,382
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      50,737,569      1,049,729,056     29,963,538        854,837,292
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,575,383        245,330,006      5,414,678        148,085,997
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,001,892         39,096,945        480,423         13,149,166
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              98,123          2,101,806        428,931         12,554,823
==============================================================================================================================
Reacquired:
  Class A                                                     (82,325,956)    (1,314,377,060)   (36,659,424)    (1,145,450,409)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (20,537,177)      (309,770,221)    (7,393,719)      (220,406,418)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,874,492)       (75,202,999)    (1,209,352)       (35,909,842)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (254,314)        (4,584,434)    (4,771,038)      (146,601,260)
==============================================================================================================================
                                                                6,029,337    $   482,183,949     60,603,497    $ 1,773,235,525
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.10)        (0.14)        (0.10)         0.02          0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (11.87)         3.18          8.16          2.38          4.82
================================================================================================================================
    Total from investment operations                              (11.97)         3.04          8.06          2.40          4.83
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.01)           --         (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.54)        (3.19)        (1.46)        (3.40)        (2.24)
================================================================================================================================
    Total distributions                                            (3.54)        (3.19)        (1.47)        (3.40)        (2.30)
================================================================================================================================
Net asset value, end of period                                $    12.65    $    28.16    $    28.31    $    21.72    $    22.72
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (47.38)%       10.61%        38.62%        12.34%        26.83%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,001,552    $8,948,781    $8,089,739    $6,094,178    $5,810,582
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.21%(c)      1.03%         1.03%         1.04%         1.07%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.22%(c)      1.07%         1.08%         1.09%         1.11%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.56)%(c)    (0.45)%       (0.38)%        0.07%         0.07%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              240%          145%          124%          125%          128%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $5,771,689,798.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                2001       2000(a)       1999(a)      1998(a)     1997(a)
                                                              --------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $  26.82    $    27.29    $    21.12    $  22.34    $  19.98
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.21)        (0.36)        (0.30)      (0.15)      (0.15)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (11.21)         3.08          7.93        2.33        4.75
==========================================================================================================================
    Total from investment operations                            (11.42)         2.72          7.63        2.18        4.60
==========================================================================================================================
Less distributions from net realized gains                       (3.54)        (3.19)        (1.46)      (3.40)      (2.24)
==========================================================================================================================
Net asset value, end of period                                $  11.86    $    26.82    $    27.29    $  21.12    $  22.34
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 (47.75)%        9.76%        37.59%      11.45%      25.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $922,476    $1,927,514    $1,291,456    $705,750    $486,105
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(c)      1.78%         1.82%       1.83%       1.87%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.93%(c)      1.82%         1.87%       1.87%       1.91%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.27)%(c)    (1.20)%       (1.17)%    (0.72)%     (0.73)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            240%          145%          124%        125%        128%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $1,295,757,605.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                 COMMENCED)
                                                              -------------------------------------------    TO OCTOBER 31,
                                                                2001      2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -------    --------------
Net asset value, beginning of period                          $  26.85    $  27.30    $  21.14    $ 22.34        $22.83
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.21)      (0.36)      (0.30)     (0.15)        (0.04)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (11.23)       3.10        7.92       2.35         (0.45)
===========================================================================================================================
    Total from investment operations                            (11.44)       2.74        7.62       2.20         (0.49)
===========================================================================================================================
Less distributions from net realized gains                       (3.54)      (3.19)      (1.46)     (3.40)           --
===========================================================================================================================
Net asset value, end of period                                $  11.87    $  26.85    $  27.30    $ 21.14        $22.34
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 (47.77)%      9.83%      37.50%     11.54%        (2.15)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $150,604    $301,590    $105,420    $23,107        $2,326
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(c)     1.78%      1.82%      1.83%         1.84%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.93%(c)     1.82%      1.87%      1.87%         1.88%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.27)%(c)    (1.20)%    (1.17)%   (0.72)%       (0.70)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            240%        145%        124%       125%          128%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $209,725,887.
(d)  Annualized.

                                     PART C
                                OTHER INFORMATION


Item 23.               Exhibits


a   (1)          -     (a) Amended and Restated Agreement and Declaration of
                       Trust of Registrant, dated May 15, 2002.(18)

                 - (b) Amendment No. 1 dated June 11, 2002, to the Amended and Restated Agreement and Declaration of Trust of Registrant.(19)


b                -     Amended and Restated By-Laws of Registrant, adopted
                       effective May 15, 2002.(18)


c                -     Articles II, VI, VII, VIII and IX of the Amended and
                       Restated Agreement Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated By-Laws define rights of holders of shares.


d   (1)          -     (a) Master Investment Advisory Agreement, dated June 21,
                       2000, between Registrant and A I M Advisors, Inc.(13)


                 - (b) Amendment No. 1, dated December 28, 2001, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc.(17)

                 - (c) Form of Amendment No. 2, dated August ______, 2002, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc.(19)


    (2)          -     Master Sub-Advisory Agreement, dated June 21, 2000,
                       between A I M Advisors, Inc. and A I M Capital
                       Management, Inc.(13)

    (3)          -     Sub-Advisory Agreement, dated June 21, 2000, between
                       A I M Advisors, Inc. and H.S. Dent Advisors, Inc.(13)

e   (1)          -     (a) First Amended and Restated Master Distribution
                       Agreement, dated July 1, 2000 between Registrant (on behalf of its Class A and Class C shares) and A I M
                       Distributors, Inc.(13)


                 - (b) Amendment No. 1, dated November 28, 2000, to the First Amended and Restated Master Distribution Agreement dated July 1, 2000, between Registrant (on behalf of its Class A and Class C shares) and A I M Distributors, Inc.(13)


                 - (c) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C shares) and A I M Distributors, Inc.(17)

                 - (d) Amendment No. 3, dated March 15, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C and Institutional Class shares) and A I M Distributors, Inc.( 18)


                 - (e) Amendment No. 4, dated June 3, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C and Institutional Class shares) and A I M Distributors, Inc.(19)

                 - (f) Form of Amendment No. 5, dated August _______, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C, Class R and Institutional Class shares) and A I M Distributors, Inc.(19)


    (2)          -     (a) First Amended and Restated Master Distribution
                       Agreement, dated December 31, 2000, between Registrant
                       (on behalf of its Class B shares) and A I M Distributors,
                       Inc.(13)

                 - (b) Amendment No. 1, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc.(17)


                 - (c) Form of Amendment No. 2, dated August _____, 2002, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc.(19)


    (3)          -     Form of Selected Dealer Agreement between A I M
                       Distributors, Inc. and selected dealers.(14)

    (4)          -     Form of Bank Selling Group Agreement between A I M
                       Distributors, Inc. and banks.(6)

f   (1)          -     AIM Funds Retirement Plan for Eligible
                       Directors/Trustees, as restated October 1, 2001.(16)


    (2)          -     Form of Director Deferred Compensation Agreement for
                       Registrant's Non-Affiliated Directors, as amended
                       September 28, 2001.(16)


g   (1)          -     (a) Master Custodian Contract, dated May 1, 2000, between
                       Registrant and State Street Bank and Trust Company.(13)

                 - (b) Amendment, dated May 1, 2000 to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(13)

                 - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(16)


                 - (d) Amendment, dated April 2, 2002, to the Custodian Contract dated May 1, 2002 between Registrant and State Street Bank and Trust Company.(18)


    (2)          -     (a) Subcustodian Agreement, dated September 9, 1994,
                       between Registrant, Texas Commerce Bank National
                       Association, State Street Bank and Trust Company and
                       A I M Fund Services, Inc.(2)

                 - (b) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State Street and Trust Company and A I M Fund Services, Inc.(10)

    (3)          -     Foreign Assets Delegation Agreement, dated June 29, 2001,
                       between A I M Advisors, Inc. and Registrant.(16)

h   (1)          -     (a) Transfer Agency and Service Agreement, dated June 21,
                       2000, between Registrant and A I M Fund Services,
                       Inc.(13)

                 - (b) Amendment No. 1, dated July 1, 2000, to the Transfer Agency and Service Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc.(13)

                 - (c) Amendment No. 2, dated January 1, 2002, to the Transfer Agency and Services Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc.(17)

                 - (d) Amendment No. 3, dated March 4, 2002, to the Transfer Agency and Services Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc.(18)

    (2)          -     Shareholder Sub-Accounting Services Agreement between
                       Registrant, First Data Investor Services Group (formerly
                       The Shareholder Services Group, Inc.), Financial Data
                       Services Inc. and Merrill Lynch, Pierce, Fenner & Smith
                       Inc., dated October 1, 1993.(1)

    (3)          -     (a) Remote Access and Related Services Agreement, dated
                       December 23, 1994, between Registrant and First Data
                       Investor Services Group, Inc. (formerly The Shareholder
                       Services Group, Inc.).(2)

                 - (b) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(3)

                 - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(3)

                 - (d) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(4)

                 - (e) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(6)

                 - (f) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(6)

                 - (g) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc.(5)

                 - (h) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(10)

                 - (i) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Services Group, Inc.(13)

                 - (j) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(14)

                 - (k) Amendment No. 9, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.(14)

                 - (l) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc. (14)

                 - (m) Letter amendment, dated August 22, 2000, to Amendment No. 9, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group. Inc.(14)

    (4)          -     Preferred Registered Technology Escrow Agreement, dated
                       September 10, 1997, between Registrant and First Data
                       Investor Services Group, Inc.(5)

    (5)          -     (a) Master Administrative Services Agreement, dated June
                       21, 2000, between Registrant and A I M Advisors, Inc.(13)

                 - (b) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc.(14)

                 - (c) Amendment No. 2, dated December 28, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc.(17)


                 - (d) Form of Amendment No. 3, dated August ____, 2002, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc.(19)


    (6)          -     (a) Memorandum of Agreement, regarding securities
                       lending, dated June 21, 2000, between Registrant, on behalf of all Funds, and A I M Advisors, Inc.(13)

                 - (b) Memorandum of Agreement, dated July 1, 2001, between Registrant, on behalf of AIM Large Cap Basic Value Fund, and A I M Advisors, Inc.(15)


                 - (c) Form of Memorandum of Agreement, dated August____, 2002, regarding securities lending, between Registrant, on behalf of AIM Basic Value II Fund, AIM U.S. Growth Fund, and A I M Advisors, Inc. (19)


    (7)          -     Interfund Loan Agreement, dated September 18, 2001,
                       between all Registrant and A I M Advisors, Inc.(14)


i                -     Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                       LLP for Registrant's two new portfolios, AIM Basic Value
                       II Fund (Class A, B and C shares) and AIM U.S. Growth
                       Fund (Class A, B and C shares).(19)

j   (1)          -     Consent of Ernst & Young LLP.(19)

    (2)          -     Consent of KPMG LLP.(19)


k   (1)          -     Omitted Financial Statements - None.

l   (1)          -     Agreement Concerning Initial Capitalization of
                       Registrant's AIM Large Cap Growth Fund, dated February
                       26, 1999.(7)

    (2)          -     Agreement Concerning Initial Capitalization of
                       Registrant's AIM Dent Demographic Trends Fund, dated June
                       4, 1999.(9)

    (3)          -     Agreement Concerning Initial Capitalization of
                       Registrant's AIM Large Cap Basic Value Fund, dated June
                       29, 1999.(9)

    (4)          -     Agreement Concerning Initial Capitalization of
                       Registrant's AIM Mid Cap Growth Fund, dated November 1,
                       1999.(10)


    (5)          -     Agreement Concerning Initial Capitalization of
                       Registrant's AIM Emerging Growth Fund, dated March 30,
                       2001.(13)


    (6)          -     Agreement concerning Initial Capitalization of
                       Registrant's AIM Core Strategies Fund and AIM Large Cap
                       Core Equity Fund, dated December 28, 2001.(17)


    (7)          -     Form of Agreement concerning Initial Capitalization of
                       Registrant's AIM Basic Value II Fund and AIM U.S. Growth
                       Fund, dated August ______, 2002(19)

m   (1)          -     (a) Second Amended and Restated Master Distribution Plan,
                       dated as of June 3, 2002, for the Class A, Class C and
                       Class R shares.(19)

                 - (b) Form of Amendment No. 1, dated August ____, 2002, to the Second Amended and Restated Master Distribution Plan, dated as of June 3, 2002, for the Class A, Class C and Class R shares.(19)


    (2)          -     (a) First Amended and Restated Master Distribution Plan,
                       dated December 31, 2000, for the Class B shares.(13)

                 - (b) Amendment No. 1, dated December 28, 2001, to Registrant's First Amended and Restated Master Distribution Plan, dated December 31, 2000, on behalf of its Class B shares.(17)


                 - (c) Form of Amendment No. 2, dated August _____, 2002, to the First Amended and Restated Master Distribution Plan, dated December 31, 2000, for the Class B shares.(19)


    (3)          -     Form of Shareholder Service Agreement to be used in
                       connection with Registrant's Master Distribution
                       Plan.(14)

    (4)          -     Form of Bank Shareholder Service Agreement to be used in
                       connection with Registrant's Master Distribution
                       Plan.(14)

    (5)          -     Form of Variable Group Annuity Contract Holder Service
                       Agreement to be used in connection with Registrant's
                       Master Distribution Plan.(14)

    (6)          -     Form of Agency Pricing Agreement to be used in connection
                       with Registrant's Master Distribution Plan.(14)

    (7)          -     Forms of Service Agreements for Bank Trust Departments
                       and for Brokers for Bank Trust Departments.(14)

    (8)          -     Form of Shareholder Service Agreement for shares of the
                       AIM Mutual Funds.(14)
n   (1)          -     First Amended and Restated Multiple Class Plan of The AIM
                       Family of Funds--Registered Trademark, effective
                       December 12, 2001 as amended and restated
                       March 4, 2002.(18)

o                -     Reserved

p   (1)          -     The A I M Management Group Code of Ethics, adopted May 1,
                       1981, as last amended February 24, 2000, relating to A I
                       M Management Group Inc. and A I M Advisors, Inc.(12)

    (2)          -     AIM Funds Code of Ethics of the Registrant, effective
                       September 23, 2000.(14)


    (3)          -     H. S. Dent Advisors, Inc.- Code of Ethics, dated May 1,
                       1999, on behalf of AIM Dent Demographic Trends Fund of
                       Registrant.(19)


     (1) Incorporated herein by reference to PEA No. 40, filed on February 26, 1992.

     (2) Incorporated herein by reference to PEA No. 44, filed on February 24, 1995.

     (3) Incorporated herein by reference to PEA No. 47, filed on December 29, 1995.

     (4) Incorporated herein by reference to PEA No. 53, filed on October 8, 1997.

     (5) Incorporated herein by reference to PEA No. 54, filed on February 27, 1998.

     (6) Incorporated herein by reference to PEA No. 55, filed on December 11, 1998.

     (7) Incorporated herein by reference to PEA No. 56, filed on February 23, 1999.

     (8)         Incorporated herein by reference to PEA No. 57, filed on March
                 24, 1999.

     (9)         Incorporated herein by reference to PEA No. 60, filed on July
                 15, 1999.

    (10) Incorporated herein by reference to PEA No. 62, filed on January 6, 2000.

    (11)         Incorporated herein by reference to PEA No. 64, filed on March
                 27, 2000.

    (12)         Incorporated herein by reference to PEA No. 65, filed on May
                 25, 2000.

    (13) Incorporated herein by reference to PEA No. 67, filed on February 23, 2001.

    (14) Incorporated herein by reference to PEA No. 68, filed on October 12, 2001.

    (15) Incorporated herein by reference to PEA No. 69, filed on December 14, 2001.

    (16) Incorporated herein by reference to PEA No. 70, filed on December 28, 2001.

    (17)         Incorporated herein by reference to PEA No. 71, filed on April
                 26, 2002.


    (18)         Incorporated herein by reference to PEA No. 72, filed on May
                 22, 2002.

    (19)         Filed herewith electronically.


Item 24.         Persons Controlled by or Under Common Control With the Fund

                 None.

Item 25.         Indemnification

                 The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

                 A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

                 Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.


                 Section 10 of the Sub-Advisory Agreement between AIM and A I M Capital Management Inc. and Section 11 of the Sub-Advisory Agreement between AIM and H.S. Dent Advisors, Inc., (collectively, the "Sub-Advisory Agreements") provide that the Sub-advisors shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Agreements relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisors in the performance by the Sub-advisors of their duties or from reckless disregard by the Sub-advisors of their obligations and duties under the Sub-Advisory Agreements.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

Item 26.         Business and Other Connections of Investment Advisor

                 The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27.         Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

                                   AIM Advisor Funds

                                   AIM Floating Rate Fund

                                   AIM Funds Group

                                   AIM Growth Series

                                   AIM International Funds, Inc.

                                   AIM Investment Funds

                                   AIM Investment Securities Funds

                                   AIM Series Trust

                                   AIM Special Opportunities Funds

                                   AIM Summit Fund

                                   AIM Tax-Exempt Funds

                                   AIM Variable Insurance Funds

(b)

Name and Principal                              Position and Offices with                 Positions and Offices
Business Address*                                      Underwriter                            with Registrant
------------------                              -------------------------                 ---------------------
Robert H. Graham                              Chairman & Director                         Chairman, President &
                                                                                          Trustee

Michael J. Cemo                               President, Chief Executive Officer          None
                                              & Director

Gary T. Crum                                  Director                                    Senior Vice President

Name and Principal                              Position and Offices with                 Positions and Offices
Business Address*                                      Underwriter                            with Registrant
------------------                              -------------------------                 ---------------------

James L. Salners                              Executive Vice President                    None

Marilyn M. Miller                             Senior Vice President                       None

Gene L. Needles                               Senior Vice President                       None

Mark D. Santero                               Senior Vice President                       None

Leslie A. Schmidt                             Senior Vice President                       None

James E. Stueve                               Senior Vice President                       None

Michel C. Vessels                             Senior Vice President                       None

Mary A. Corcoran                              Vice President                              None

Sidney M. Dilgren                             Vice President                              None

Tony D. Green                                 Vice President                              None

Dawn M. Hawley                                Vice President & Treasurer                  None

Ofelia M. Mayo                                Vice President, General Counsel             Assistant Secretary
                                              & Assistant Secretary

Kim T. McAuliffe                              Vice President                              None

Carol F. Relihan                              Vice President                              Senior Vice President
                                              & Secretary

Linda L. Warriner                             Vice President                              None

Kathleen J. Pflueger                          Secretary                                   Assistant Secretary

*                11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)              None.

Item 28.         Location of Accounts and Records

                 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29.         Management Services

                 None.

Item 30.         Undertakings

                 Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 13th day of June, 2002.

                                         REGISTRANT:   AIM EQUITY FUNDS

                                         By: /s/ ROBERT H. GRAHAM
                                            -----------------------------------
                                                Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                            TITLE                             DATE
                  ----------                                            -----                             ----
           /s/ ROBERT H. GRAHAM
        --------------------------------                   Chairman, Trustee & President             June 13, 2002
              (Robert H. Graham)                           (Principal Executive Officer)

            /s/ FRANK S. BAYLEY
        --------------------------------                               Trustee                       June 13, 2002
               (Frank S. Bayley)

            /s/ BRUCE L. CROCKETT
        --------------------------------                               Trustee                       June 13, 2002
               (Bruce L. Crockett)

            /s/ ALBERT R. DOWDEN
        --------------------------------                               Trustee                       June 13, 2002
               (Albert R. Dowden)

           /s/ EDWARD K. DUNN, JR.
        --------------------------------                               Trustee                       June 13, 2002
              (Edward K. Dunn, Jr.)

             /s/ JACK M. FIELDS
        --------------------------------                               Trustee                       June 13, 2002
                (Jack M. Fields)

             /s/ CARL FRISCHLING
        --------------------------------                               Trustee                       June 13, 2002
                (Carl Frischling)

           /s/ PREMA MATHAI-DAVIS
        --------------------------------                               Trustee                       June 13, 2002
              (Prema Mathai-Davis)

            /s/ LEWIS F. PENNOCK
        --------------------------------                               Trustee                       June 13, 2002
               (Lewis F. Pennock)

            /s/ RUTH H. QUIGLEY
        --------------------------------                               Trustee                       June 13, 2002
               (Ruth H. Quigley)

            /s/ LOUIS S. SKLAR
        --------------------------------                               Trustee                       June 13, 2002
               (Louis S. Sklar)

            /s/ DANA R. SUTTON                               Vice President & Treasurer              June 13, 2002
        --------------------------------                      (Principal Financial and
               (Dana R. Sutton)                                  Accounting Officer)

                                      INDEX

                             Exhibits
                             --------

a(1)(b)                      Amendment No. 1, dated June 11, 2002, to the
                             Amended and Restated Agreement and Declaration of
                             Trust of Registrant, dated May 15, 2002

d(1)(c) Form of Amendment No. 2, dated August _____, 2002, to the Master Investment Advisory Agreement, dated
                             June 21, 2000, between Registrant and AIM Equity
                             Funds

e(1)(e)                      Amendment No. 4, dated June 3, 2002, to the First
                             Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C and Institutional Class shares) and A I M Distributors, Inc.

e(1)(f) Form of Amendment No. 5, dated August ____, 2002, to the First Amended and Restated Master
                             Distribution Agreement, dated July 1 1, 2000, between Registrant (on behalf of its Class A, Class
                             C, Class R and Institutional Class shares) and
                             A I M Distributors, Inc.

e(2)(c) Form of Amendment No. 2, dated August _____, 2002, to the First Amended and Restated Master
                             Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc.

h(5)(d) Form of Amendment No 3, dated August ____, 2002, to the Master Administrative Services Agreement, dated
                             June 21, 2000, between Registrant and A I M
                             Advisors, Inc.

h(6)(c) Form of Memorandum of Agreement, dated August____, 2002, between Registrant, on behalf of AIM Basic
                             Value II Fund, AIM U.S. Growth Fund, and A I M
                             Advisors, Inc.

i                            Opinion and Consent of Ballard Spahr Andrews &
                             Ingersoll, LLP for Registrant's two new portfolios, AIM Basic Value II Fund (Class A, Class B and Class
                             C shares and AIM U.S. Growth Fund (Class A, B and C shares)

j(1)                         Consent of Ernst & Young LLP

j(2)                         Consent to KPMG LLP

l(7) Form of Agreement concerning Initial Capitalization of Registrant's AIM Basic Value II Fund and AIM
                             U.S. Growth Fund, dated August ______, 2002

m(1)(a)                      Second Amended and Restated Master Distribution
                             Plan, dated as of June 3, 2002, for the Class A,
                             Class C and Class R shares.

m(1)(b) Form of Amendment No. 1, dated August ____, 2002, to the Second Amended and Restated Master
                             Distribution Plan, dated as of June 3, 2002, for the Class A and Class C shares and Class R shares

m(2)(c) Form of Amendment No. 1, dated August _____, 2002, to the First Amended and Restated Master
                             Distribution Plan, dated December 31, 2000, for the
                             Class B shares

p(3)                         H. S. Dent Advisors, Inc.- Code of Ethics, dated
                             May 1, 1999, for AIM Dent Demographic Trends Fund of Registrant